UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22648

Aspiriant Trust

(Exact name of registrant as specified in charter)

11100 Santa Monica Boulevard, Suite 600

Los Angeles, California 90025

(Address of principal executive offices) (Zip code)

Robert J. Francais

Aspiriant Trust

11100 Santa Monica Boulevard, Suite 600

Los Angeles, California 90025

(Name and address of agent for service)

Registrant's telephone number, including area code: (310) 806-4000

Date of fiscal year end: Feb 28

Date of reporting period: February 28, 2019

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

ASPIRIANT DEFENSIVE ALLOCATION FUND

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

Each, a series of Aspiriant Trust

Annual Report

February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.aspiriantfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically any time by contacting your client service team or, if you are a direct investor, by calling 877-997-9971.

You may elect to receive all future reports in paper free of charge at any time by contacting your client service team or, if you are a direct investor, by calling 877-997-9971. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Aspiriant Funds.

ASPIRIANT TRUST

TABLE OF CONTENTS

Letter to Shareholders	2
Growth of $10,000 Investment and Performance	10
Summaries of Investments	14
Schedules of Investments	18
Statements of Assets and Liabilities.	51
Statements of Operations	52
Statements of Changes in Net Assets	53
Financial Highlights	55
Notes to Financial Statements	59
Report of Independent Registered Public Accounting Firm	77
Other Information	79
Expense Examples	82
Trustees and Officers	84
Privacy Policy	86

2

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

LETTER TO SHAREHOLDERS

February 28, 2019

The Aspiriant Risk-Managed Equity Allocation Fund (“Equity Allocation Fund” or the “Fund”), returned 2.83% for the fiscal year ended February 28, 2019. Over the same period, Equity Allocation Fund’s benchmark, the MSCI ACWI Index (the “Benchmark”), returned -0.84%. While the Fund has slightly lagged its Benchmark return over the past three years, it has done so with materially less risk, as measured by the annualized volatility of monthly returns over the same period. As of February 28, 2019, the Fund’s annualized three-year volatility was 8.27%, compared to 10.69% for the Benchmark.

During the one-year period ended February 28, 2019, U.S. equities, as measured by the S&P 500 Index (the “S&P 500”), returned 4.68% while international stocks, as measured by the MSCI EAFE Index and the MSCI Emerging Markets Index, returned -6.04% and -9.89%, respectively. Relative performance was driven by the domestic tax package fueling earnings growth while international stocks experienced currency headwinds and trade concerns. Growth stocks continued to outperformed value stocks as the economic expansion continued throughout most of the world.

The Fund benefited from its overweight to quality and low volatility managers as their stable return patterns provided downside protection during the calendar fourth quarter sell off. Aperio Group, LLC and the GMO Quality Fund returned approximately 3.24% and 7.01%, respectively, for the fiscal year ended February 28, 2019. Acadian Asset Management LLC and the iShares Edge MSCI Min Vol Global ETF returned approximately 0.98% and 7.42%, respectively, outperforming the Benchmark for the fiscal year ended February 28, 2019.

The Fund’s performance was negatively affected by its exposure to emerging markets equities as trade concerns and dollar strength buffered emerging market returns. The iShares Core MSCI Emerging Markets ETF and the iShares Edge MSCI Min Vol Emerging Markets ETF returned approximately -10.07% and -1.67%, respectively, for the fiscal year ended February 28, 2019.

Stock market volatility continued to be low until the fourth quarter of 2018 when rising interest rates and lowering expectation of global growth caused an approximately 13% drawdown in global equity markets as measured by the Benchmark. After the drawdown the U.S. Federal Reserve decided to “pause” on increasing short-term interest rates and pulling forward the end date for the run-off of its holdings of U.S. Treasury and mortgage securities. That change from a tightening stance to a holding pattern caused equity markets to rally the final two months of the Fund’s fiscal year.

Should volatile markets persist the Fund’s higher allocations to quality and low volatility managers, as well as the addition of the RIEF Strategic Partners Fund LLC, a long/short strategy, may protect a significant portion of the assets of the Fund compared to its Benchmark.

Thank you for your investment in the Fund.

John Allen
Portfolio Manager
Chief Investment Officer, Aspiriant, LLC

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971.

3

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

LETTER TO SHAREHOLDERS (Continued)

February 28, 2019

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in REITs and real estate, investing in smaller companies with limited resources, and use of predictive models. Low volatility and quality investing may go in and out of favor which may cause the Fund to sometimes underperform other equity funds. The Fund may invest in illiquid securities, which may or may not be sold or disposed of in the ordinary course of business.

Foreign securities have additional risks including currency rate changes, political and economic instability, less regulation and market liquidity. Investments in emerging markets involve even greater risks.

As a result of its investments in underlying funds, the Fund is exposed to the principal risks of the underlying funds. These risks include counterparty risk, derivatives risk, focused investment risk, large shareholder risk, leverage risk and short sale risk. Further information about these and other risks may be found in the prospectus.

The adviser and sub-advisers may be unable to construct the Fund’s investment portfolio such that the intended federal tax implications, when making investment decisions with respect to individual securities, are achieved.

The views expressed are those of the authors at the time created. They do not necessarily reflect the views of other persons in the Aspiriant, LLC organization. These views are subject to change at any time based on market and other conditions, and Aspiriant, LLC disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Aspiriant, LLC portfolio.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus that contains this and other information about the Fund is available by calling 1-877-997-9971 and should be read carefully prior to investing.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed and emerging markets. It is not possible to invest directly in an index.

The S&P 500 Index is a market capitalization-weighted index that includes 500 stocks representing all major industries. Returns are denominated in U.S. Dollars and include reinvested dividends. It is not possible to invest directly in an index.

The MSCI EAFE Index is an equity index which captures large and mid-cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. It is not possible to invest directly in an index.

The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries. It is not possible to invest directly in an index.

4

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

LETTER TO SHAREHOLDERS

February 28, 2019

The Aspiriant Risk-Managed Municipal Bond Fund (“Municipal Bond Fund” or the “Fund”) returned 3.71% for the fiscal year ended February 28, 2019. Over the same period, Municipal Bond Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index (the “Benchmark”), returned 4.13%. Municipal bonds, for the second year in a row, outperformed taxable bonds for the one-year period ended February 28, 2019, when comparing the Benchmark to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.17%. Through December 2018, an acceleration in economic activity, strong demand versus supply allowed municipal bonds to eek out slightly positive gains in light of rising interest rates. In late December the U.S. Federal Reserve signaled a “pause” on increasing short-term interest rates and pulled forward the end date for the run-off of its balance sheet. That change from a tightening stance to a holding pattern caused municipal bond markets, as well as equity markets, to rally the final two months of the Fund’s fiscal year.

Lower rated bonds continued to outperform higher rated bonds with high yield municipal bonds providing a return of 6.96%, as measured by the Bloomberg Barclays High Yield Municipal Bond Index, for the one-year period ended February 28, 2019. The Fund’s allocation to high yield municipal bonds decreased modestly throughout the year ending in the low teens as credit spreads compressed and further narrowed the forward return opportunity. The Fund’s allocation to high-yield municipal bonds were a positive contributor to its performance while allocations to higher rated securities and shorter term securities were a detractor to performance.

The Fund stayed approximately neutral to its Benchmark on interest rate sensitivity, or duration, throughout the year.

The Fund’s allocations to its managers remained fairly stable over the course of the year as we are very pleased with the lineup of highly skilled managers. Recently, the Fund modestly increased its duration profile by moving some assets away from shorter term strategies as it appears unlikely that the Federal Reserve will be increasing interest rates in the short term.

Thank you for your investment in the Fund.

John Allen
Portfolio Manager
Chief Investment Officer, Aspiriant, LLC

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as a recommendation by the Fund, the adviser, the sub-advisers or distributor.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The Fund is exposed to the same risks that are associated with investing in underlying municipal securities owned by the Fund. The Fund is subject to interest rate risk; as interest rates rise, bond prices generally fall. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. Investments in securities of non-U.S. issuers or U.S. issuers with significant non-U.S. operations may present more risk. The Fund may invest in illiquid securities, which may or may not be sold or disposed of in the ordinary course of business.

5

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

LETTER TO SHAREHOLDERS (Continued)

February 28, 2019

The use of derivatives involves substantial financial risks and transaction costs. Certain derivatives may be illiquid. The Fund’s use of inverse floaters may magnify the potential for losses. The Fund periodically engages in portfolio leverage and when doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

These and other risk considerations, such as preferred securities, call, counterparty, extension, defaulted securities, income, municipal lease obligations, political and economic, prepayment, restricted securities, tax, zero coupon bond risks, and, as a result of investing in underlying funds, short sale risk, are described in detail in the Fund’s prospectus.

Income may be subject to the alternative minimum tax.

The views expressed are those of the authors at the time created. They do not necessarily reflect the views of other persons in the Aspiriant, LLC organization. These views are subject to change at any time based on market and other conditions, and Aspiriant, LLC disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Aspiriant, LLC portfolio.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus that contains this and other information about the Fund is available by calling 1-877-997-9971 and should be read carefully prior to investing.

The below referenced unmanaged indices do not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market. It includes most investment-grade tax-exempt bonds that are issued by state and local governments. It is not possible to invest directly in an index.

The Bloomberg Barclays U.S. Aggregate Bond Index is an uninvestable, unmanaged, broad fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. It is not possible to invest directly in an index.

The Bloomberg Barclays High Yield Municipal Index measures the non-investment-grade and nonrated U.S. dollar–denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington, D.C.; Puerto Rico; Guam; and the Virgin Islands). The index allows state and local general obligation, revenue, insured, and prerefunded bonds; however, historically the index has been composed of mostly revenue bonds. You cannot invest directly in an index.

6

ASPIRIANT DEFENSIVE ALLOCATION FUND

LETTER TO SHAREHOLDERS

February 28, 2019

The Aspiriant Defensive Allocation Fund (“Defensive Allocation Fund” or the “Fund”) returned -1.46% for the fiscal year ended February 28, 2019. Over the same period, the Fund’s benchmark, the HFRI Fund of Funds Composite Index, returned -1.60%.

For the one-year period ended February 28, 2019, international equity markets, as measured by the MSCI ACWI Ex USA Index’s return of -6.46%, underperformed U.S. equity markets, which returned 4.68%, as measured by the S&P 500 Index, reversing the trend from the prior year. U.S. growth accelerated compared to the rest of the world due to the U.S. government fiscal stimulus, added the prior year, despite continued tightening by the U.S. Federal Reserve. The continued tightening along with U.S. growth continued the U.S Dollar’s strengthening against most currencies and exacerbated the outperformance versus the rest of the world. In the fourth quarter of 2018, markets pulled back when rising interest rates and lowering expectations of global growth caused an approximately 13% drawdown in global equity markets, as measured by the MSCI ACWI Index. After the drawdown, the U.S. Federal Reserve decided to “pause” on increasing short-term interest rates and pulling forward the end date for the run-off of its holdings of U.S. Treasury and mortgage securities. That change from a tightening stance to a holding pattern caused equity and fixed income markets to rally the final two months of the Fund’s fiscal year.

Core Diversifiers, global asset allocation strategies that invest across a wide range of financial markets and geographies, benefited from positive returns across almost all risk assets, equities in particular, and returned approximately -1.39% for the one-year period ended February 28, 2019. Our Core Diversifiers performed as we expected, providing downside protection relative to a 60% MSCI ACWI Index & 40% Bloomberg Barclays Municipal Bond Index portfolio (“60/40 Portfolio”) during equity market selloffs while underperforming the same portfolio in up markets. Alternative Diversifiers, investments in strategies with return patterns that are less sensitive to movements in traditional markets, provided an approximate return of -1.61% for the one-year period ended February 28, 2019. Except for the Eaton Vance Global Macro Absolute Return Advantage Fund, which was hurt by the unexpected widening of various currency spreads, our Alternative Diversifiers posted positive results for the one-year period ended February 28, 2019. Even as the Alternative Diversifiers produced a negative return, they did do it with less volatility than a 60/40 Portfolio.

The Fund added the All Weather Portfolio Limited (“All Weather”), managed by Bridgewater Associates, LP, one of the most successful and longest tenured alternative asset managers in the industry. All Weather invests across a range of global asset classes including nominal bonds, credit, equities and inflation sensitive assets (e.g., commodities and inflation-linked bonds). All Weather seeks to maintain balanced risk allocations across the portfolio and generate returns that are more resilient to a variety of changing economic conditions. To establish the investment in All Weather, the Defensive Allocation Fund exited the FPA Crescent Fund and the iShares Core Growth Allocation ETF.

Thank you for your investment in the Fund.

John Allen
Portfolio Manager
Chief Investment Officer, Aspiriant, LLC

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971.

7

ASPIRIANT DEFENSIVE ALLOCATION FUND

LETTER TO SHAREHOLDERS (Continued)

February 28, 2019

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as a recommendation by the Fund, the adviser or distributor.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There is no guarantee that the Fund will achieve its investment objective. The cost of investing in a fund of funds may be higher than other mutual funds as the Fund will bear not only its own direct expenses but also a portion of expenses of the underlying funds. The Fund's performance is tied to the performance of the underlying funds which means that if one or more of the underlying funds fails to meet its objective then the performance of the Fund may be adversely impacted.

The Fund’s asset allocation percentages are made across a broad range of investment strategies which may expose investors to increased risks. This may include investing significant portions of assets in certain asset classes and industries within certain economic sectors which may be unfavorably affected by the same political, economic or market events. The Fund may invest in illiquid securities, which may or may not be sold or disposed of in the ordinary course of business.

As a result of its investments in underlying funds, the Fund is exposed to the principal risks of underlying funds. These risks include alternative strategies, asset-backed and mortgage-backed securities, call, commodity, counterparty, covered calls and equity collars, credit, defaulted securities, derivatives, emerging markets, extension, floating rate loan, foreign securities and currencies, high yield securities, income, interest rate, inverse floaters, large shareholder, leverage, preferred securities, prepayment, REIT and real estate, restricted securities, sector, short sale, small and mid-cap company and zero coupon bond risks. Further information about these and other risks may be found in the prospectus.

The views expressed are those of the authors at the time created. They do not necessarily reflect the views of other persons in the Aspiriant, LLC organization. These views are subject to change at any time based on market and other conditions, and Aspiriant, LLC disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Aspiriant, LLC portfolio.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus that contains this and other information about the Fund is available by calling 1-877-997-9971 and should be read carefully prior to investing.

The below referenced unmanaged indices do not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

The HFRI Fund of Funds Composite Index is an uninvestable, unmanaged index that is an equal weighted index of over 800 constituent hedge fund of funds that invest over a broad range of strategies.

The MSCI ACWI ex USA Index capture large and mid cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 23 Emerging Markets countries.

The S&P 500 is a market capitalization-weighted index that includes 500 stocks representing all major industries. Returns are denominated in US Dollars and include reinvested dividends. It is not possible to invest directly in an index.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed and emerging markets. It is not possible to invest directly in an index.

The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market. It includes most investment-grade tax-exempt bonds that are issued by state and local governments. It is not possible to invest directly in an index.

8

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

LETTER TO SHAREHOLDERS

February 28, 2019

The Aspiriant Risk-Managed Taxable Bond Fund (“Taxable Bond Fund” or the “Fund”) commenced operations on March 29, 2018 and returned 2.16% for the period from commencement of operations through February 28, 2019. Over the same period, Taxable Bond Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark”), returned 2.51%. The Fund’s core funds returned approximately 3.73% over the period ended February 28, 2019 while the Fund’s opportunistic funds returned approximately 2.70% over the same period.

For the first nine months, taxable bonds were slightly positive returning approximately one percent for the year. In late December, the U.S. Federal Reserve signaled a “pause” on increasing short-term interest rates and pulled forward the end date for the run-off of its balance sheet. That change from a tightening stance to a holding pattern caused bond markets as well as equity markets to rally the final two months of the Fund’s fiscal year. This was especially true in the corporate high yield market as the Bloomberg Barclays U.S. Corporate High Yield Index returned 6.26% for the two months ended February 28, 2019.

The Fund’s allocations to its managers remained stable over the course of the period, and there were no additions or subtractions to the managers.

Thank you for your investment in the Fund.

John Allen
Portfolio Manager
Chief Investment Officer, Aspiriant, LLC

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as a recommendation by the Fund, the adviser or distributor.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There is no guarantee that the Fund will achieve its investment objective. The cost of investing in a fund of funds may be higher than other mutual funds as the Fund will bear not only its own direct expenses but also a portion of expenses of the underlying funds. The Fund's performance is tied to the performance of the underlying funds which means that if one or more of the underlying funds fails to meet its objective then the performance of the Fund may be adversely impacted.

The Fund’s asset allocation percentages are made across a broad range of investment strategies which may expose investors to increased risks. This may include investing significant portions of assets in certain asset classes and industries within certain economic sectors which may be unfavorably affected by the same political, economic or market events. The Fund may invest in illiquid securities, which may or may not be sold or disposed of in the ordinary course of business.

As a result of its investments in underlying funds, the Fund is exposed to the principal risks of underlying funds. These risks include asset and mortgage-backed securities, call, counterparty, credit, defaulted securities, derivatives, emerging markets, extension, floating rate loan, foreign securities and currencies, high yield securities, income, inflation index

9

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

LETTER TO SHAREHOLDERS (Continued)

February 28, 2019

bond, interest rate, large shareholder, leverage, preferred securities, prepayment, restricted securities, sector, short sale and zero coupon bond risks. Further information about these and other risk considerations are described in detail in the Fund’s prospectus.

Income may be subject to the alternative minimum tax.

The views expressed are those of the authors at the time created. They do not necessarily reflect the views of other persons in the Aspiriant, LLC organization. These views are subject to change at any time based on market and other conditions, and Aspiriant, LLC disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Aspiriant, LLC portfolio.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus that contains this and other information about the Fund is available by calling 1-877-997-9971 and should be read carefully prior to investing.

The below referenced unmanaged indices do not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

The Bloomberg Barclays U.S. Aggregate Bond Index is an uninvestable, unmanaged, broad fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. It is not possible to invest directly in an index.

10

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

GROWTH OF A $10,000 INVESTMENT AND PERFORMANCE

February 28, 2019 (Unaudited)

The above graph assumes an initial investment of $10,000 in the Advisor Shares made as of the close of business on April 4, 2013 (Commencement of the Fund’s Operations).

Total Returns as of February 28, 2019	1 Year	5 Year	Annualized Since Inception*
Aspiriant Risk-Managed Equity Allocation Fund
Advisor Shares	2.83%	5.84%	6.69%
MSCI ACWI Index (1)	(0.84)%	6.28%	8.15%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971, or go to www.aspiriantfunds.com.

The adviser has contractually agreed to waive its advisory fee from 0.24% to 0.16% through June 30, 2019. This arrangement may be terminated only by the Aspiriant Trust’s Board of Trustees.

The performance shown in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	For the period close of business April 4, 2013 (commencement of operations) through February 28, 2019.

(1)

The MSCI ACWI Index, which captures large and mid cap representation, is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Returns include the reinvestment of distributions but do not consider sales charges. Performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The above referenced unmanaged index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

11

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

GROWTH OF A $10,000 INVESTMENT AND PERFORMANCE

February 28, 2019 (Unaudited)

The above graph assumes an initial investment of $10,000 in Shares made as of the close of business on July 1, 2015 (Commencement of the Fund’s Operations).

Total Returns as of February 28, 2019	1 Year	Annualized Since Inception*
Aspiriant Risk-Managed Municipal Fund	3.71%	3.14%
Bloomberg Barclays Municipal Bond Index (1)	4.13%	3.12%
Bloomberg Barclays 1-15 Yr. Municipal Bond Index (2)	4.11%	2.70%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971, or go to www.aspiriantfunds.com.

The adviser has contractually agreed to waive its advisory fee from 0.27% to 0.21% through June 30, 2019. This arrangement may be terminated only by the Aspiriant Trust’s Board of Trustees.

The performance shown in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	For the period close of business July 1, 2015 (commencement of operations) through February 28, 2019.

(1)

The Bloomberg Barclays Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

(2)	The Bloomberg Barclays Capital 1-15 Year Municipal Bond Index measures the performance of municipal bonds with maturities between one and 17 years.

The above referenced unmanaged indices do not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

12

ASPIRIANT DEFENSIVE ALLOCATION FUND

GROWTH OF A $10,000 INVESTMENT AND PERFORMANCE

February 28, 2019 (Unaudited)

The above graph assumes an initial investment of $10,000 in the Shares made as of the close of business on December 14, 2015 (Commencement of the Fund’s Operations).

Total Returns as of February 28, 2019	1 Year	Annualized Since Inception*
Aspiriant Defensive Allocation Fund	(1.46)%	3.07%
HFRI Fund of Funds Composite Index (1)	(1.60)%	2.09%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971, or go to www.aspiriantfunds.com.

The performance shown in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	For the period close of business December 14, 2015 (commencement of operations) through February 28, 2019.

(1)	The HFRI Fund of Funds Composite Index is an uninvestable, unmanaged index that is an equal weighted index of over 800 constituent hedge fund of funds that invest over a broad range of strategies.

The above referenced unmanaged index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest in an index, although they can invest in their underlying securities.

13

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

GROWTH OF A $10,000 INVESTMENT AND PERFORMANCE

February 28, 2019 (Unaudited)

The above graph assumes an initial investment of $10,000 in the Shares made as of the close of business on March 29, 2018 (Commencement of the Fund’s Operations).

Total Returns as of February 28, 2019	Since Inception*
Aspiriant Risk-Managed Taxable Bond Fund	2.16%
Bloomberg Barclays U.S. Aggregate Bond Index(1)	2.51%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971, or go to www.aspiriantfunds.com.

The adviser has contractually agreed to waive its advisory fee from 0.25% to 0.08% through June 30, 2019. This arrangement may be terminated only by the Aspiriant Trust’s Board of Trustees.

The performance shown in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	For the period close of business March 29, 2018 (commencement of operations) through February 28, 2019.

(1)

The Bloomberg Barclays U.S. Aggregate Bond Index is an uninvestable, unmanaged, broad fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The above referenced unmanaged index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest in an index, although they can invest in their underlying securities.

14

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SUMMARY OF INVESTMENTS

As of February 28, 2019 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	6.4%
Consumer Staples	4.7%
Health Care	4.4%
Consumer Discretionary	3.9%
Technology	3.7%
Communications	3.2%
Utilities	2.4%
Other	2.0%
Total Common Stocks	30.7%
Exchange-Traded Funds	29.2%
Closed-End Mutual Fund	0.0%[1]
Open-End Mutual Fund	21.5%
Preferred Stocks	0.2%
Private Fund	4.9%
Short-Term Investments	16.1%
Total Investments	102.6%
Liabilities in excess of other assets	(2.6)%
Total Net Assets	100.0%

[1]	Rounds to less than 0.05%.

See accompanying Notes to Financial Statements.

15

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SUMMARY OF INVESTMENTS

As of February 28, 2019 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Municipal Bonds
General	10.7%
Medical	9.4%
Development	4.9%
Transportation	4.7%
General Obligation	4.3%
Education	4.3%
Water	3.3%
Airport	2.8%
School District	2.1%
Higher Education	1.8%
Tobacco Settlement	1.5%
Housing	1.3%
Multifamily Housing	1.0%
Power	1.0%
Other	3.4%
Total Municipal Bonds	56.5%
Closed-End Mutual Funds	0.6%
Open-End Mutual Funds	26.6%
Private Funds	12.7%
Short-Term Investment	2.8%
Total Investments	99.2%
Other assets less liabilities	0.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

16

ASPIRIANT DEFENSIVE ALLOCATION FUND

SUMMARY OF INVESTMENTS

As of February 28, 2019 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Open-End Mutual Funds
Global Allocation	55.5%
Global Macro	2.1%
Managed Futures	4.4%
Total Open-End Mutual Funds	62.0%
Private Funds
Global Allocation	14.1%
Merger Arbitrage	8.9%
Total Private Funds	23.0%
Short-Term Investment	14.9%
Total Investments	99.9%
Other assets less liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

17

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

SUMMARY OF INVESTMENTS

As of February 28, 2019 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Open-End Mutual Funds
Domestic	92.7%
Foreign	4.9%
Total Open-End Mutual Funds	97.6%
Short-Term Investment	2.3%
Total Investments	99.9%
Other assets less liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

18

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS

As of February 28, 2019

Number of Shares		Value
	COMMON STOCKS — 30.7%
	AUSTRALIA — 0.2%
13,428	Australian Unity Office Fund - REIT	$25,908
47,500	Bendigo and Adelaide Bank Ltd.	332,193
9,661	Coles Group Ltd.*	77,645
62,226	Dexus - REIT	531,158
84,548	Evolution Mining Ltd.	215,557
36,636	Newcrest Mining Ltd.	630,050
4,078	Northern Star Resources Ltd.	26,723
45,272	St Barbara Ltd.	142,935
		1,982,169
	AUSTRIA — 0.1%
8,828	Agrana Beteiligungs A.G.	174,720
15,066	Erste Group Bank A.G.	568,176
235	Oberbank A.G.	25,180
1,486	Verbund A.G.	71,441
13,035	Vienna Insurance Group A.G. Wiener Versicherung Gruppe	314,325
11,416	Voestalpine A.G.	352,919
		1,506,761
	BELGIUM — 0.6%
6,624	Ageas	326,450
52,491	Colruyt S.A.	3,743,919
2,104	Elia System Operator S.A./N.V.	149,804
49,730	Proximus SADP	1,312,587
11,339	UCB S.A.	949,991
		6,482,751
	BERMUDA — 0.8%
34,077	Arch Capital Group Ltd.*	1,113,296
5,929	Asian Growth Properties Ltd.*	83
14,636	Assured Guaranty Ltd.	611,199
8,000	CK Infrastructure Holdings Ltd.	66,666
5,595	Credicorp Ltd.	1,360,088
5,896	Everest Re Group Ltd.	1,333,144
254,606	Hongkong Land Holdings Ltd.	1,826,175
10,000	Jardine Matheson Holdings Ltd.	684,878
9,000	Jardine Strategic Holdings Ltd.	354,519
171,000	NWS Holdings Ltd.	414,319
960	Ocean Wilsons Holdings Ltd.	15,789
122,000	Public Financial Holdings Ltd.*	51,114
7,321	RenaissanceRe Holdings Ltd.	1,076,553
6,000	Wing On Co. International Ltd.	21,126
		8,928,949
	BRAZIL — 0.1%
14,698	Banco do Brasil S.A. - ADR	198,570
83,598	Telefonica Brasil S.A. - ADR[1]	1,043,303
		1,241,873
	CANADA — 1.2%
4,984	Agnico Eagle Mines Ltd.[1]	211,621
44,800	B2Gold Corp.*	140,941
22,331	Bank of Montreal	1,741,028
38,824	Bank of Nova Scotia	2,157,061
43,692	Barrick Gold Corp.	552,267
1,500	Calian Group Ltd.	33,854
9,789	Canadian Imperial Bank of Commerce	830,386
43,600	Dundee Precious Metals, Inc.*	155,058
5,958	George Weston Ltd.	424,682
3,990	Inovalis Real Estate Investment Trust	30,533
6,852	Magna International, Inc.	361,306
177,100	OceanaGold Corp.	570,617
12,400	Rogers Communications, Inc. - Class B	685,135
38,152	Royal Bank of Canada	2,982,427
30,956	Toronto-Dominion Bank	1,775,590
4,900	Waste Connections, Inc.	408,510
		13,061,016
	CHILE — 0.2%
35,706	Banco de Chile - ADR	1,137,950
15,854	Cia Cervecerias Unidas S.A. - ADR	455,327
42,388	Enel Americas S.A. - ADR	371,743
		1,965,020
	CHINA — 0.5%
1,156,000	Bank of China Ltd. - Class H	539,242
36,850	China Construction Bank Corp. - ADR	654,640
26,000	China Shenhua Energy Co., Ltd	64,067
2,312,000	China Telecom Corp. Ltd.	1,251,365
4,821	China Telecom Corp. Ltd. - ADR	262,166
476,000	Dongfeng Motor Group Co., Ltd.	506,680
2,418,321	Industrial & Commercial Bank of China Ltd. - Class H	1,865,236
		5,143,396
	COLOMBIA — 0.0%[2]
1,338	Bancolombia S.A. - ADR	64,679

19

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	CURACAO — 0.0%[2]
3,552	Retail Holdings N.V.	$38,184

	DENMARK — 0.2%
9,920	Carlsberg A/S - Class B	1,201,869
9,221	Coloplast A/S - Class B	919,592
4,216	Novo Nordisk A/S - ADR	206,373
5,130	William Demant Holding A/S*	153,984
		2,481,818
	FINLAND — 0.1%
1,685	Aspo Oyj	16,329
39,724	Fortum Oyj	882,104
6,587	Kesko Oyj - B Shares	393,149
1,022	Olvi Oyj	37,068
839	Orion Oyj - Class A	29,573
		1,358,223
	FRANCE — 0.4%
768	Baikowski SAS*	12,665
357	Caisse Regionale de Credit Agricole Mutuel de Paris et d’Ile-de-France	37,559
138	Caisse Regionale de Credit Agricole Mutuel Toulouse 31	18,598
18,103	Cie Generale des Etablissements Michelin	2,170,043
76	Constructions Industrielles de la Mediterranee S.A.	7,674
6,252	Danone S.A.	472,209
96	Electricite de Strasbourg S.A.	11,564
12,490	Engie S.A.	188,172
415	Fleury Michon S.A.	19,735
438	Gaumont S.A.	55,639
1,697	L’Oreal S.A.	428,000
171	Laurent-Perrier	17,972
658	Mr Bricolage	4,910
5,619	NetGem S.A.	7,286
255	Pernod Ricard S.A.	43,888
7,730	Peugeot S.A.	196,543
768	PSB Industries S.A.	25,348
4,381	Societe BIC S.A.	414,261
369	Societe Fonciere Lyonnaise S.A. - REIT	27,450
11,590	Veolia Environnement S.A.	254,303
2,946	Veolia Environnement S.A. - ADR	64,399
213	Voyageurs du Monde	28,225
		4,506,443
	GERMANY — 0.3%
10,156	Aareal Bank A.G.	332,447
7,890	Allianz S.E. - ADR	175,040
3,888	Continental A.G.	636,797
9,248	Deutsche Telekom A.G.	152,446
1,369	Merck KGaA	141,470
4,820	Muenchener Rueckversicherungs-Gesellschaft A.G.	1,135,176
1,191	MVV Energie A.G.	34,975
5,835	Salzgitter A.G.	178,321
		2,786,672
	GUERNSEY — 0.1%
23,459	Amdocs Ltd.	1,303,617
2,821	PPHE Hotel Group Ltd.	67,324
23,405	Schroder Real Estate Investment Trust Ltd. - REIT	17,881
		1,388,822
	HONG KONG — 2.0%
52	AIA Group Ltd.	519
2,000	Allied Group Ltd.	12,051
322,000	BOC Hong Kong Holdings Ltd.	1,345,080
71,382	China Mobile Ltd. - ADR	3,761,118
26,635	China Unicom Hong Kong Ltd. - ADR[1]	314,293
64,000	Chinney Investments Ltd.	22,653
176,500	CLP Holdings Ltd.	2,091,373
5,314	CNOOC Ltd. - ADR	923,095
42,910	Hang Seng Bank Ltd.	1,062,616
13,000	Harbour Centre Development Ltd.	25,670
435,000	HK Electric Investments and HK Electric Investments Ltd.[3]	453,377
888,000	HKT Trust and HKT Ltd.[3]	1,386,908
60,000	Hon Kwok Land Investment Co., Ltd.	30,042
90,420	Hong Kong & China Gas Co., Ltd.	209,300
460,000	Link REIT	5,203,142
58	MTR Corp. Ltd.	333
120,500	Power Assets Holdings Ltd.	836,233
25,000	Sun Hung Kai Properties Ltd.	414,494

20

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	HONG KONG (Continued)
223,500	Swire Pacific Ltd. - Class A	$2,658,865
401,200	Swire Properties Ltd.	1,610,486
		22,361,648
	INDIA — 0.1%
129,160	Infosys Ltd. - ADR[1]	1,384,595

	INDONESIA — 0.0%[2]
5,628	Telekomunikasi Indonesia Persero Tbk P.T. - ADR	155,220

	IRELAND — 0.2%
3,848	Accenture PLC - Class A	620,990
5,853	Jazz Pharmaceuticals PLC*	819,596
3,718	Medtronic PLC	336,479
		1,777,065
	ISLE OF MAN — 0.0%[2]
17,821	Manx Telecom PLC	43,019

	ISRAEL — 0.4%
15,545	Bank Hapoalim B.M.	107,024
14,551	Check Point Software Technologies Ltd.*	1,779,587
2,488	Dor Alon Energy in Israel 1988 Ltd.	34,871
2,131	Elbit Systems Ltd.[1]	279,736
3,652	Maabarot Products Ltd.	47,338
332	Malam - Team Ltd.	33,249
12,763	Mediterranean Towers Ltd.	23,443
6,868	Minrav Projects Ltd.	8,308
19,355	Nice Ltd. - ADR*	2,277,890
2,916	Taro Pharmaceutical Industries Ltd.	298,511
3,225	Victory Supermarket Chain Ltd.	43,575
		4,933,532
	ITALY — 0.4%
179,870	A2A S.p.A.	318,504
161,646	Eni S.p.A.	2,787,726
20,944	Eni S.p.A. - ADR	723,615
30,621	Hera S.p.A.	101,951
145,174	Iren S.p.A.	360,820
9,624	Luxottica Group S.p.A.[1]	536,133
2,019	Luxottica Group S.p.A. - ADR	112,054
2,700	Orsero S.p.A.	23,014
		4,963,817
	JAPAN — 3.7%
13,200	ABC-Mart, Inc.	756,274
23,600	Aeon Co., Ltd.	497,945
10,900	Aeon Hokkaido Corp.	75,718
19,400	Aisin Seiki Co., Ltd.	761,992
10,100	Alfresa Holdings Corp.	292,939
2,200	Alps Logistics Co., Ltd.	16,482
1,500	Aohata Corp.	31,014
5,800	Asahi Group Holdings Ltd.	251,090
230,335	Astellas Pharma, Inc.	3,571,256
1,400	Bandai Namco Holdings, Inc.	59,620
3,600	Biofermin Pharmaceutical Co., Ltd.	77,900
38,600	Bridgestone Corp.	1,529,005
700	Bull-Dog Sauce Co., Ltd.	13,197
1,600	Canare Electric Co., Ltd.	27,642
67	Canon, Inc.	1,924
51,211	Canon, Inc. - ADR[1]	1,474,877
5,500	Choushimaru Co., Ltd.	52,558
6,500	Chubu Electric Power Co., Inc.	102,376
7,900	Chugoku Electric Power Co., Inc.*	102,667
25	CRE Logistics REIT, Inc.	23,864
1,100	Daiichi Kensetsu Corp.	16,295
2,800	Dainichi Co., Ltd.	18,722
1,200	Dynac Holdings Corp.	16,562
700	East Japan Railway Co.	67,051
3,200	FamilyMart UNY Holdings Co., Ltd.	91,495
17,400	FUJIFILM Holdings Corp.	779,487
400	Fuso Pharmaceutical Industries Ltd.	9,473
35	GLP J-Reit - REIT	36,535
4,000	Gourmet Kineya Co., Ltd.	42,590
1,100	Hakuyosha Co., Ltd.	28,477
3,300	Heiwa Corp.	65,374
15,400	Hokkaido Electric Power Co., Inc.	98,458
8,100	Hokuriku Electric Power Co.*	68,953
87,400	Honda Motor Co., Ltd.	2,468,183
2,800	Isewan Terminal Service Co., Ltd.	19,568
15,000	Isuzu Motors Ltd.	215,618
800	Itec Corp.	13,845
2,800	Itochu Techno-Solutions Corp.	66,012

21

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	JAPAN (Continued)
92,300	Japan Airlines Co., Ltd.	$3,369,504
44	Japan Logistics Fund, Inc. - REIT	88,102
39,600	Japan Post Bank Co., Ltd.	442,636
77,600	Japan Post Holdings Co., Ltd.	943,302
15	Japan Prime Realty Investment Corp. - REIT	58,862
53	Japan Rental Housing Investments, Inc. - REIT	41,799
132,172	Japan Tobacco, Inc.	3,366,157
300	JFE Container Co., Ltd.	10,235
800	Jichodo Co., Ltd.	53,104
2,700	Jolly - Pasta Co., Ltd.	49,806
3,400	Kakiyasu Honten Co., Ltd.	70,273
9,016	Kamigumi Co., Ltd.	209,434
5,600	Kansai Electric Power Co., Inc.	83,851
1,000	Kao Corp.	75,818
3,300	Kappa Create Co., Ltd.	43,250
500	Kato Sangyo Co., Ltd.	16,629
139,336	KDDI Corp.	3,367,708
5,400	KDDI Corp. - ADR	65,043
4,800	Kewpie Corp.	109,753
10,400	King Co., Ltd.	53,588
4,300	Kirin Holdings Co., Ltd.	96,349
3,000	Kohsoku Corp.	31,881
5,000	Makita Corp.	177,849
72,000	Marubeni Corp.	514,399
900	Maxvalu Chubu Co., Ltd.	11,540
2,700	Maxvalu Tohoku Co., Ltd.*	34,787
400	Maxvalu Tokai Co., Ltd.	8,543
18,200	Medipal Holdings Corp.	424,802
500	MEIJI Holdings Co., Ltd.	39,643
1,000	Meiko Trans Co., Ltd.	10,276
37,000	Mitsubishi Motors Corp.	208,652
33,800	Mitsubishi Tanabe Pharma Corp.	487,550
7,700	Miyoshi Oil & Fat Co., Ltd.	74,996
135,300	Mizuho Financial Group, Inc.	212,746
1,700	Morinaga & Co., Ltd.	76,353
1,000	Morishita Jintan Co., Ltd.	20,180
1,200	Morozoff Ltd.	52,477
2,400	Nakayamafuku Co., Ltd.	11,774
21,900	Nichia Steel Works Ltd.	67,872
400	Nihon Shokuhin Kako Co., Ltd.	6,051
20	Nippon Prologis REIT, Inc. - REIT	42,537
17,200	Nippon Telegraph & Telephone Corp.	743,430
33,474	Nippon Telegraph & Telephone Corp. - ADR	1,451,265
5,800	Nissin Foods Holdings Co., Ltd.	403,462
2,900	Nissui Pharmaceutical Co., Ltd.	31,307
2,000	Nittobest Corp.	13,944
24	Nomura Real Estate Master Fund, Inc. - REIT	32,878
132,346	NTT DOCOMO, Inc.	3,080,996
20,833	NTT DOCOMO, Inc. - ADR	485,513
4,275	Okinawa Electric Power Co., Inc.	78,897
14,266	Otsuka Holdings Co., Ltd.	595,309
6,000	OUG Holdings, Inc.	141,179
5,400	Paris Miki Holdings, Inc.	19,385
1,500	Plant Co., Ltd.	14,217
1,500	Resol Holdings Co., Ltd.	58,941
2,000	Rock Paint Co., Ltd.	13,457
1,400	S&B Foods, Inc.	52,272
5,100	Secom Co., Ltd.	441,147
40,000	Sekisui House Ltd.	602,231
18,200	Seven & i Holdings Co., Ltd.	801,012
1,234	Shin-Etsu Chemical Co., Ltd.	103,168
3,900	Shionogi & Co., Ltd.	249,559
1,800	Ship Healthcare Holdings, Inc.	68,221
2,600	Shofu, Inc.	31,018
33,400	Sumitomo Electric Industries Ltd.	466,276
1,500	Sundrug Co., Ltd.	45,981
14,041	Suntory Beverage & Food Ltd.	618,545
2,000	Suzuken Co., Ltd.	109,526
1,100	Taiko Bank Ltd.	17,017
20,300	Tokyo Electric Power Co., Inc.*	126,645
3,200	Tokyo Gas Co., Ltd.	88,214
600	Tokyu Recreation Co., Ltd.	26,516
13,006	Toyota Motor Corp.	785,936
1,437	Toyota Motor Corp. - ADR	173,934
14,500	Trend Micro, Inc.	717,265
500	Tsuruha Holdings, Inc.	44,389
1,200	Unicafe, Inc.	10,762
13	Unicharm Corp.	414
38	United Urban Investment Corp. - REIT	58,939
6,800	Weds Co., Ltd.	38,203

22

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	JAPAN (Continued)
6,586	Yamaguchi Financial Group, Inc.	$61,594
2,000	Yamaya Corp.	42,322
2,600	Yamazawa Co., Ltd.	41,119
3,100	Yashima Denki Co., Ltd.	22,881
2,100	Yomeishu Seizo Co., Ltd.	40,012
1,100	Yonkyu Co., Ltd.	14,112
		42,036,559
	NETHERLANDS — 0.1%
14,181	ForFarmers N.V.	132,653
6,436	Koninklijke Ahold Delhaize N.V.	165,870
10,135	Koninklijke Ahold Delhaize N.V. - ADR	260,470
3,370	Sligro Food Group N.V.	126,388
		685,381
	NEW ZEALAND — 0.2%
4,070	Abano Healthcare Group Ltd.	16,548
4,384	Briscoe Group Ltd.*	10,151
11,047	Contact Energy Ltd.	47,631
1,125	EBOS Group Ltd.	16,350
33,979	Fisher & Paykel Healthcare Corp. Ltd.	339,982
120,276	Genesis Energy Ltd.	229,304
117,743	Goodman Property Trust - REIT	131,435
30,944	Kathmandu Holdings Ltd.	53,025
75,128	Mercury NZ Ltd.	188,732
23,088	Metlifecare Ltd.	79,985
46,321	PGG Wrightson Ltd.	16,088
52,325	Property for Industry Ltd.	68,263
24,994	Sanford Ltd.	112,872
200,363	Spark New Zealand Ltd.	508,634
45,654	Stride Property Group[3]	60,620
32,857	Trustpower Ltd.	144,358
30,318	Warehouse Group Ltd.	43,339
		2,067,317
	NORWAY — 0.3%
27,446	Mowi A.S.A.	633,374
2,681	Olav Thon Eiendomsselskap A.S.A.	44,994
137,075	Orkla A.S.A.	1,080,455
2,026	Oslo Bors VPS Holding A.S.A.	37,931
54,227	Telenor A.S.A.	1,057,525
3,840	Yara International A.S.A.	161,482
		3,015,761
	PHILIPPINES — 0.0%[2]
9,862	PLDT, Inc. - ADR	197,339

	PORTUGAL — 0.0%[2]
134,387	REN - Redes Energeticas Nacionais SGPS S.A.	398,781

	SINGAPORE — 0.3%
25,000	DBS Group Holdings Ltd.	458,344
7,499	DBS Group Holdings Ltd. - ADR	550,577
22,600	Fraser and Neave Ltd.	30,134
17,600	Hotel Grand Central Ltd.*	17,438
31,300	IREIT Global - REIT	17,247
44,500	Keong Hong Holdings Ltd.	16,128
8,000	Keppel Corp. Ltd.	36,387
210,200	Keppel Infrastructure Trust	79,996
39,324	Sheng Siong Group Ltd.	31,430
732,000	Singapore Telecommunications Ltd.	1,630,213
		2,867,894
	SOUTH KOREA — 0.1%
62,927	SK Telecom Co., Ltd. - ADR	1,610,931

	SPAIN — 0.0%[2]
11,864	Endesa S.A.	298,855

	SWEDEN — 0.3%
5,312	Axfood A.B.	98,335
34,143	ICA Gruppen A.B.	1,311,959
13,916	Industrivarden A.B. - A Shares	295,306
5,181	John Wiley & Sons, Inc. - Class A*	268,842
4,787	L E Lundbergforetagen A.B. - B Shares	147,560
23,434	Swedish Match A.B.	1,098,284
144,970	Telia Co. A.B.	628,729
		3,849,015
	SWITZERLAND — 1.0%
455	Alpiq Holding A.G.*	32,596
158	Berner Kantonalbank A.G.	35,515
881	BFW Liegenschaften A.G.	37,872
6,892	BKW A.G.	464,774
3,558	Chubb Ltd.	476,416
8,948	Coca-Cola HBC A.G.	300,959

23

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	SWITZERLAND (Continued)
611	Emmi A.G.	$498,696
1,673	Flughafen Zurich A.G.	297,853
6,065	Garmin Ltd.	509,278
400	Helvetia Holding A.G.	239,813
78	Intershop Holding A.G.	39,862
4,171	Nestle S.A.	377,284
7,504	Nestle S.A. - ADR	677,836
13,203	Novartis A.G.	1,203,242
4,401	Novartis A.G. - ADR	401,503
283	Orior A.G.	24,612
125	Plazza A.G.	28,055
4,219	Roche Holding A.G.	1,170,875
5,960	Roche Holding A.G. - ADR	206,514
6,877	Sonova Holding A.G.	1,283,167
884	Swatch Group A.G.	261,037
723	Swiss Life Holding A.G.	314,613
4,630	Swisscom A.G.	2,141,981
227	Zurich Insurance Group A.G.	74,885
2,010	Zurich Insurance Group A.G. - ADR	66,169
		11,165,407
	TAIWAN — 0.6%
104,275	Chunghwa Telecom Co., Ltd. - ADR	3,630,855
78,228	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	3,054,803
66,650	United Microelectronics Corp. - ADR	123,303
		6,808,961
	THAILAND — 0.0%[2]
8,280	Kasikornbank PCL - ADR	207,414

	UNITED KINGDOM — 1.7%
397,370	3i Group PLC	4,990,123
15,206	A.G. Barr PLC	154,348
24,925	Amino Technologies PLC	27,770
55,704	Berkeley Group Holdings PLC	2,917,635
97,447	British American Tobacco PLC - ADR	3,580,203
48,787	Britvic PLC	594,035
5,848	Burberry Group PLC	146,618
233,112	Centrica PLC	385,502
16,621	Diageo PLC	643,635
6,885	Eco Animal Health Group PLC	41,550
5,443	Eurocell PLC	16,874
11,477	Finsbury Food Group PLC	11,875
14,967	Harworth Group PLC	23,028
47,483	HSBC Holdings PLC - ADR[1]	1,938,731
3,891	Imperial Brands PLC	129,657
8,159	Inchcape PLC	61,170
500,129	Kingfisher PLC	1,607,531
13,159	Marshall Motor Holdings PLC	28,362
8,055	Microgen PLC	41,851
14,611	National Grid PLC	164,658
6,346	Palace Capital PLC	25,419
5,302	Relx PLC	121,712
19,352	Royal Dutch Shell PLC - Class A - ADR	1,203,888
17,713	Shoe Zone PLC	50,864
41,083	SSE PLC	646,514
1,638	System1 Group PLC*	4,562
78,263	Wm Morrison Supermarkets PLC	239,091
5,951	Zegona Communications PLC[1]	8,322
		19,805,528
	UNITED STATES — 14.5%
735	Addus HomeCare Corp.*	49,399
7,272	Adtalem Global Education, Inc.*1	350,510
46,752	Aflac, Inc.	2,297,393
796	Allstate Corp.	75,126
978	Alphabet, Inc. - Class A*	1,101,766
7,169	Altria Group, Inc.	375,727
349	Amazon.com, Inc.*	572,301
601	Amedisys, Inc.*	74,704
1,947	Ameren Corp.	138,704
1,144	America’s Car-Mart, Inc.*	93,350
7,386	American Eagle Outfitters, Inc.	150,674
7,842	American Electric Power Co., Inc.	636,378
9,218	American Financial Group, Inc.	918,666
29,672	American National Insurance Co.	4,367,422
12,159	Anthem, Inc.	3,656,576
2,213	Apollo Commercial Real Estate Finance, Inc. - REIT	40,188
10,035	Apple, Inc.	1,737,560
1,870	AptarGroup, Inc.	190,235
11,153	Archer-Daniels-Midland Co.	474,003
1,368	Arthur J. Gallagher & Co.	109,823
222	Aspen Technology, Inc.*	22,358

24

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
80,836	AT&T, Inc.	$2,515,616
417	Atmos Energy Corp.	41,220
4,354	Automatic Data Processing, Inc.	666,293
34,062	Avangrid, Inc.[1]	1,646,898
891	Avidbank Holdings, Inc.*	20,493
1,938	BancFirst Corp.	109,264
9,010	Bank of America Corp.	262,011
10,886	Baxter International, Inc.	813,511
5,661	Baycom Corp.*	130,599
711	Becton, Dickinson and Co.	176,890
201,295	Bed Bath & Beyond, Inc.[1]	3,367,665
5,751	Berkshire Hathaway, Inc.*	1,157,676
4,127	Bio-Rad Laboratories, Inc. - Class A*	1,118,004
15,129	Blackstone Mortgage Trust, Inc. - Class A - REIT	521,648
5,356	Booz Allen Hamilton Holding Corp.	283,118
2,837	Brady Corp. - Class A	134,218
8,046	Callaway Golf Co.	138,472
3,487	Cardinal Health, Inc.	189,484
14,848	Centene Corp.*	904,095
36,973	CenterPoint Energy, Inc.	1,114,366
1,077	Charles River Laboratories International, Inc.*	153,117
2,871	Chemed Corp.	945,995
10,734	Chemours Co.	408,214
5,174	Church & Dwight Co., Inc.	340,449
7,836	Churchill Downs, Inc.	735,017
95,391	Ciena Corp.*	4,069,380
7,651	Cigna Corp.	1,334,640
1,063	Cintas Corp.	219,616
104,690	Cisco Systems, Inc.	5,419,801
4,050	Citizens Financial Group, Inc.	149,607
4,062	Citrix Systems, Inc.	428,541
170	Clorox Co.	26,865
2,522	CMS Energy Corp.	137,197
17,148	CNA Financial Corp.	741,137
20,660	Coca-Cola Co.	936,724
11,305	Colgate-Palmolive Co.	744,660
9,855	Columbia Sportswear Co.	1,014,572
9,929	Commerce Bancshares, Inc.	624,832
3,107	Consolidated Edison, Inc.	256,172
6,397	Costco Wholesale Corp.	1,399,280
5,939	Danaher Corp.	754,372
9,008	Darden Restaurants, Inc.	1,009,887
1,582	Deckers Outdoor Corp.*	234,057
7,346	Dell Technologies, Inc. - Class C*	410,054
9,043	Denny’s Corp.*1	157,891
31,342	Dolby Laboratories, Inc. - Class A	2,030,962
2,095	Dollar General Corp.	248,174
2,153	Dominion Energy, Inc.	159,516
6,580	DTE Energy Co.	813,025
10,195	Duke Energy Corp.	914,084
8,207	Eli Lilly & Co.[1]	1,036,462
5,050	Ellington Residential Mortgage - REIT	59,388
15,231	Encompass Health Corp.	961,685
1,772	Ensign Group, Inc.	87,625
1,036	Entegra Financial Corp.*	24,895
7,696	Estee Lauder Cos., Inc. - Class A	1,207,810
43,952	Evergy, Inc.	2,457,356
1,538	Eversource Energy	107,368
89,711	Exelon Corp.	4,359,057
4,786	Expeditors International of Washington, Inc.	358,711
8,306	F5 Networks, Inc.*	1,396,571
1,420	Fidelity National Information Services, Inc.	153,573
15,558	Fifth Third Bancorp	429,090
2,407	First Financial Corp.	106,823
1,217	First Northern Community Bancorp*	13,569
8,919	FLIR Systems, Inc.	458,883
20,081	Foot Locker, Inc.	1,195,221
2,076	Genomic Health, Inc.*	157,714
35,286	Gold Resource Corp.	165,491
838	Graham Holdings Co. - Class B	572,949
3,576	Haemonetics Corp.*	310,647
3,866	Hancock Whitney Corp.	168,867
1,321	Hanger, Inc.*	26,711
1,395	Hanover Insurance Group, Inc.	165,600
29,789	Hawaiian Electric Industries, Inc.[1]	1,140,323
7,634	HCA Healthcare, Inc.	1,061,431
8,402	Home Depot, Inc.	1,555,546
1,892	HomeStreet, Inc.*	52,787
81,852	Hormel Foods Corp.[1]	3,549,103
5,729	Humana, Inc.	1,632,994

25

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
3,229	Ingredion, Inc.	$298,521
4,740	Innoviva, Inc.*1	74,418
138,642	Intel Corp.	7,342,480
3,379	Inter Parfums, Inc.	249,269
4,757	International Speedway Corp. - Class A	205,740
823	J&J Snack Foods Corp.[1]	127,795
175	Jack Henry & Associates, Inc.	23,210
13,659	Johnson & Johnson	1,866,366
1,990	JPMorgan Chase & Co.	207,676
396	Keurig Dr Pepper, Inc.[1]	9,959
4,247	Kimberly-Clark Corp.	496,177
7,569	Laboratory Corp. of America Holdings*	1,122,029
1,839	Ladder Capital Corp. - REIT	33,746
7,026	Lancaster Colony Corp.[1]	1,101,466
15,621	Lincoln National Corp.	976,625
1,768	Lockheed Martin Corp.	547,037
5,483	Lululemon Athletica, Inc.*	824,753
650	M&T Bank Corp.	112,489
421	Magellan Health, Inc.*	28,674
2,432	ManpowerGroup, Inc.	204,896
1,442	Marcus Corp.	61,126
499	Masimo Corp.*	65,509
2,296	MasterCard, Inc. - Class A	516,072
7,452	Materion Corp.	430,577
2,869	MAXIMUS, Inc.	202,781
421	McCormick & Co., Inc.	57,248
7,071	McDonald’s Corp.	1,299,933
8,343	MDU Resources Group, Inc.	220,422
16,017	Merck & Co., Inc.	1,302,022
6,590	MetLife, Inc.	297,802
957	Mettler-Toledo International, Inc.*	651,631
170,435	MFA Financial, Inc. - REIT	1,239,062
6,761	Microsoft Corp.	757,435
2,821	Molina Healthcare, Inc.*	379,791
375	Monster Beverage Corp.*	23,936
2,858	Motorola Solutions, Inc.	409,037
1,128	National HealthCare Corp.	91,830
6,043	National Instruments Corp.	282,450
2,379	New Media Investment Group, Inc.[1]	31,688
7,728	News Corp.	100,619
1,378	NIKE, Inc. - Class B	118,136
3,183	Nu Skin Enterprises, Inc. - Class A	191,330
38	NVR, Inc.*	99,560
318	ONE Gas, Inc.	27,491
990	Oxford Industries, Inc.[1]	78,240
5,910	Paychex, Inc.	455,188
13,063	People’s United Financial, Inc.	231,999
14,329	PepsiCo, Inc.	1,657,006
5,842	Perficient, Inc.*	167,140
113,489	Pfizer, Inc.	4,919,748
2,226	Phibro Animal Health Corp. - Class A	65,222
7,793	Phillips 66	750,933
14,475	Pinnacle West Capital Corp.	1,356,887
4,126	PNC Financial Services Group, Inc.	519,959
1,352	Portland General Electric Co.	67,789
3,441	Premier, Inc. - Class A*	125,872
6,701	Prestige Consumer Healthcare, Inc.*1	196,071
20,148	Procter & Gamble Co.	1,985,585
1,930	Progress Software Corp.	70,985
7,426	Prudential Financial, Inc.	711,782
33,724	Public Service Enterprise Group, Inc.	1,983,308
12,090	Quest Diagnostics, Inc.	1,046,390
431	Ralph Lauren Corp.	53,948
721	Raytheon Co.	134,467
4,354	Regions Financial Corp.	71,406
3,492	Regis Corp.*	63,170
1,959	Reinsurance Group of America, Inc.	283,056
12,828	Reliance Steel & Aluminum Co.	1,144,899
10,706	Republic Services, Inc.	839,672
2,143	ResMed, Inc.	219,507
5,386	Robert Half International, Inc.	367,271
3,072	Ross Stores, Inc.	291,318
13,605	Royal Gold, Inc.	1,202,818
3,257	Schnitzer Steel Industries, Inc. - Class A	79,145
13,739	Scholastic Corp.	581,297
20	Seaboard Corp.	77,985
3,734	Select Medical Holdings Corp.*	55,338
26,147	Service Corp. International	1,080,917
3,155	Simply Good Foods Co.*	64,551
1,415	Southern Copper Corp.	50,388

26

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
3,700	Starbucks Corp.	$259,962
49,531	Starwood Property Trust, Inc. - REIT	1,110,980
7,279	Steven Madden Ltd.[1]	240,134
5,344	Stryker Corp.	1,007,397
1,639	SunCoke Energy, Inc.*	16,259
4,273	SunTrust Banks, Inc.	277,190
7,363	Synopsys, Inc.*	748,670
27,981	Sysco Corp.	1,890,117
3,350	Target Corp.	243,344
3,144	Tech Data Corp.*	321,380
841	Tetra Tech, Inc.	50,477
3,869	Texas Instruments, Inc.	409,263
2,159	Thor Industries, Inc.	139,407
30,986	TJX Cos., Inc.	1,589,272
16,362	Tootsie Roll Industries, Inc.[1]	608,503
15,498	Torchmark Corp.	1,279,515
5,074	Tractor Supply Co.	483,806
1,959	Travelers Cos., Inc.	260,371
13,271	Trustmark Corp.	470,855
856	U.S. Physical Therapy, Inc.	94,365
235	Umpqua Holdings Corp.	4,272
1,577	United Therapeutics Corp.*	199,159
8,581	UnitedHealth Group, Inc.	2,078,490
1,594	Universal Corp.	94,588
8,770	Universal Health Services, Inc. - Class B	1,217,539
6,497	USANA Health Sciences, Inc.*	639,955
5,676	Valero Energy Corp.	462,935
5,526	Varian Medical Systems, Inc.*	742,473
2,411	Verizon Communications, Inc.	137,234
4,836	Visa, Inc. - Class A	716,308
13,328	Voya Financial, Inc.[1]	673,997
774	W.R. Berkley Corp.	64,753
1,487	W.W. Grainger, Inc.[1]	453,193
63,839	Walmart, Inc.	6,319,423
9,131	Walt Disney Co.	1,030,342
10,102	Waste Management, Inc.	1,022,828
939	WD-40 Co.[1]	168,053
2,132	WEC Energy Group, Inc.	162,629
3,697	WellCare Health Plans, Inc.*	937,485
34,736	Werner Enterprises, Inc.[1]	1,199,434
12,501	Yum! Brands, Inc.	1,181,345
13,206	Zoetis, Inc.	1,244,401
		164,550,666
	TOTAL COMMON STOCKS
	(Cost $284,855,401)	348,121,481

	EXCHANGE-TRADED FUNDS — 29.2%
1,761,978	iShares Core MSCI Emerging Markets ETF	90,072,315
2,199,029	iShares Edge MSCI Min Vol Emerging Markets ETF	129,192,954
593,567	iShares Edge MSCI Min Vol Global ETF[1]	52,002,405
854,938	iShares MSCI ACWI ETF[1]	60,726,246

	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $307,363,494)	331,993,920

	CLOSED-END MUTUAL FUND — 0.0%[2]
18,708	Ground Rents Income Fund PLC - REIT	25,806

	TOTAL CLOSED-END MUTUAL FUND
	(Cost $32,244)	25,806

	OPEN-END MUTUAL FUND — 21.5%
10,978,666	GMO Quality Fund - Class VI	244,604,687

	TOTAL OPEN-END MUTUAL FUND
	(Cost $231,069,046)	244,604,687

	PREFERRED STOCKS — 0.2%
	GERMANY — 0.2%
998	Henkel A.G. & Co. KGaA	99,730
35,357	Porsche Automobil Holding S.E.	2,351,087
		2,450,817
	TOTAL PREFERRED STOCKS
	(Cost $2,239,092)	2,450,817

27

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Number of Shares		Value
	PRIVATE FUND — 4.9%
	RIEF Strategic Partners Fund LLC*	$55,285,955

	TOTAL PRIVATE FUND
	(Cost $50,000,000)	55,285,955

	SHORT-TERM INVESTMENTS — 16.1%
	COLLATERAL POOL INVESTMENTS FOR SECURITIES ON LOAN — 2.8%
	Collateral Pool Allocation[4]	31,369,528

	MONEY MARKET FUNDS — 13.3%
151,562,030	JPMorgan Prime Money Market Fund - Institutional Shares, 2.50%[5]	151,607,499

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $182,945,150)	182,977,027

	TOTAL INVESTMENTS — 102.6%
	(Cost $1,058,504,427)	1,165,459,693
	Liabilities in excess of other assets — (2.6)%	(29,090,287)

	TOTAL NET ASSETS — 100.0%	$1,136,369,406

*	Non-income producing security.

[1]	Certain shares or principal amounts are temporarily on loan to unaffiliated brokers-dealers. At period end, the aggregate market value of these securities was $37,611,021.

[2]	Rounds to less than 0.05%.

[3]	Comprised of securities in separate entities that are traded as a single stapled security.

[4]	Please refer to Note 2, Securities Lending, in the Notes to Financial Statements.

[5]	The rate is the annualized seven-day yield at period end.

ADR – American Depository Receipt

ETF – Exchange-Traded Fund

LLC – Limited Liability Company

PCL – Public Company Limited

PLC – Public Limited Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

28

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS — 56.5%
	ALABAMA — 0.6%
$500,000	Alabama Industrial Development Authority, 6.45%, 12/1/2023, Call 04/4/20191 2	$502,425
3,855,000	Black Belt Energy Gas District, 4.00%, 08/1/2047, Call 04/1/2022[1]	4,057,773
500,000	County of Jefferson Sewer Revenue, AGM, 5.25%, 10/1/2048, Call 10/1/2023	547,465
2,605,000	Jacksonville Public Educational Building Authority, 5.00%, 07/1/2044, Call 07/1/2027	2,886,731
1,000,000	Southeast Alabama Gas Supply District, 4.00%, 06/1/2049, Call 03/1/2024[1]	1,063,890
		9,058,284
	ALASKA — 0.1%
1,200,000	Alaska Industrial Development & Export Authority, 3.50%, 12/1/2020, Call 12/1/2019	1,209,084

	ARIZONA — 1.4%
500,000	Arizona Health Facilities Authority, 5.00%, 02/1/2043, Call 02/1/2023	530,990
530,000	Arizona Industrial Development Authority, 5.00%, 07/1/2047, Call 07/1/2027[3]	538,623
230,000	Cahava Springs Revitalization District, 7.00%, 07/1/2041, Call 07/1/2027[3]	232,277
250,000	City of Mesa Utility System Revenue, 5.00%, 07/1/2034, Call 07/1/2028	297,145
2,000,000	City of Phoenix Civic Improvement Corp., 5.00%, 07/1/2038, Call 07/1/2028	2,331,560
1,500,000	County of Pima, 4.00%, 07/1/2023	1,642,470
699,000	Eastmark Community Facilities District #1, 5.20%, 07/1/2039, Call 07/1/2025[3]	700,070
	Industrial Development Authority of the City of Phoenix
480,000	7.00%, 07/1/2022, Call 07/1/2020	506,251
645,000	5.00%, 10/1/2036, Call 10/1/2026	711,996
1,000,000	5.00%, 06/1/2042, Call 06/1/2022	1,067,760
	Industrial Development Authority of the County of Pima
420,000	7.00%, 01/1/2022	418,354
500,000	6.75%, 03/1/2034, Call 03/1/2024	509,290
340,000	Industrial Development Authority of the County of Yavapai, 5.13%, 03/1/2042, Call 09/1/2022[3]	341,992
1,000,000	La Paz County Industrial Development Authority, 5.75%, 06/15/2038, Call 06/15/2027[3]	994,140
750,000	Maricopa County Industrial Development Authority, 2.88%, 07/1/2021[3]	745,890
2,000,000	Mohave County Unified School District No. 20 Kingman, BAM, 5.00%, 07/1/2025	2,355,100
830,000	Quechan Indian Tribe of Fort Yuma, 9.75%, 05/1/2025, Call 05/1/2022	913,714
1,975,000	Salt Verde Financial Corp., 5.00%, 12/1/2032	2,344,878
1,250,000	State of Arizona, AGM, 5.25%, 10/1/2028, Call 10/1/2019	1,276,138
785,000	Westpark Community Facility District, 5.00%, 07/15/2032, Call 07/15/2026	830,930
		19,289,568
	CALIFORNIA — 5.6%
1,000,000	Bay Area Toll Authority, 2.99% (SIFMA Municipal Swap Index Yield+125 basis points), 04/1/2036, Call 10/1/2026[4]	1,034,080
1,000,000	California County Tobacco Securitization Agency, 5.13%, 06/1/2038, Call 04/4/2019	1,002,330
	California Health Facilities Financing Authority
155,000	5.00%, 08/15/2036, Call 08/15/2027	174,617
3,000,000	5.00%, 11/15/2048, Call 11/15/2027	3,363,330
	California Municipal Finance Authority
200,000	6.63%, 01/1/2032, Call 01/1/2022[3]	210,436
500,000	7.00%, 06/1/2034, Call 06/1/2022	553,450
500,000	5.75%, 10/1/2034, Call 10/1/2021	509,825
905,000	5.00%, 10/1/2035, Call 10/1/2022	915,055

29

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	CALIFORNIA (Continued)
$1,000,000	5.00%, 02/1/2037, Call 02/1/2027	$1,108,490
1,500,000	5.00%, 12/31/2043, Call 06/30/2028[2]	1,663,380
850,000	5.00%, 06/1/2046, Call 06/1/2026	906,635
1,000,000	California Municipal Finance Authority, AGM, 4.00%, 12/31/2047, Call 06/30/2028[2]	1,008,450
	California Pollution Control Financing Authority
1,000,000	5.00%, 07/1/2037, Call 07/1/20222 3	1,048,890
250,000	8.00%, 07/1/2039, Call 07/1/20272 3	267,158
	California School Finance Authority
700,000	5.00%, 08/1/2036, Call 08/1/2025[3]	756,861
1,000,000	5.00%, 08/1/2041, Call 08/1/2025[3]	1,067,520
500,000	5.00%, 10/1/2042, Call 10/1/2022[3]	516,825
350,000	6.75%, 11/1/2045, Call 11/1/2024[3]	365,981
980,000	0.00%, 06/1/2047, Call 06/1/2020* [6]	730,100
1,000,000	California State Public Works Board, 5.00%, 10/1/2039, Call 10/1/2024	1,121,010
	California Statewide Communities Development Authority
1,000,000	2.63%, 11/1/2033[1]	987,880
435,000	5.25%, 12/1/2043, Call 06/1/2028[3]	471,349
2,005,000	5.25%, 12/1/2044, Call 12/1/2024	2,137,831
1,000,000	5.50%, 12/1/2054, Call 12/1/2024	1,075,880
850,000	California Statewide Communities Development Authority, AGM, 5.25%, 10/1/2043, Call 10/1/2024	934,277
640,000	City of Fresno Airport Revenue, BAM, 4.75%, 07/1/2027, Call 07/1/2023[2]	695,878
200,000	City of Irvine, 5.00%, 09/2/2042, Call 09/2/2025	215,846
500,000	City of Lathrop, 5.00%, 09/2/2040, Call 09/2/2025	534,540
1,000,000	City of Los Angeles Department of Airports, 5.00%, 05/15/2047, Call 05/15/2027[2]	1,114,120
835,000	City of Roseville, 5.00%, 09/1/2037, Call 09/1/2019	844,310
320,000	Community Development Properties Los Angeles County, Inc., 5.25%, 09/1/2030, Call 09/1/2021	347,040
250,000	County of Madera, 5.38%, 03/15/2036, Call 03/15/2020	259,973
1,000,000	County of Sacramento Airport System Revenue, 5.00%, 07/1/2036, Call 07/1/2028	1,175,400
700,000	County of San Bernardino, 4.00%, 09/1/2042, Call 09/1/2024	702,002
	Foothill-Eastern Transportation Corridor Agency, AGM
2,000,000	0.00%, 01/15/2035	1,132,380
1,000,000	5.00%, 01/15/2042, Call 01/15/2024	1,099,190
	Golden State Tobacco Securitization Corp.
2,000,000	5.30%, 06/1/2037, Call 06/1/2022	2,008,420
3,435,000	5.25%, 06/1/2047, Call 06/1/2022	3,442,832
1,000,000	Independent Cities Finance Authority, 5.00%, 09/15/2036, Call 09/15/2025	1,059,910
1,000,000	Jurupa Public Financing Authority, 5.00%, 09/1/2042, Call 09/1/2024	1,114,240
1,000,000	Lammersville School District Community Facilities District, 5.30%, 09/1/2030, Call 09/1/2022	1,042,730
500,000	Lynwood Redevelopment Agency, 6.75%, 09/1/2026, Call 09/1/2021	559,155
300,000	M-S-R Energy Authority, 7.00%, 11/1/2034	430,416
250,000	Merced Designated Local Authority Redevelopment Agency Successor Agency, 6.50%, 09/1/2039, Call 09/1/2019	256,150
	National City Community Development Commission
500,000	5.75%, 08/1/2021	551,075
500,000	7.00%, 08/1/2032, Call 08/1/2021	565,255
150,000	Norco Community Redevelopment Agency Successor Agency, 5.88%, 03/1/2032, Call 03/1/2020	156,497
1,000,000	Oakland Unified School District/Alameda County, 6.13%, 08/1/2029, Call 08/1/2019	1,019,360

30

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	CALIFORNIA (Continued)
$240,000	Oxnard Financing Authority, 5.00%, 09/2/2033, Call 09/2/2022	$250,219
5,000,000	Palomar Health, AGC, 0.00%, 08/1/2032	3,150,700
2,000,000	Pico Rivera Water Authority, NATL-RE, 5.50%, 05/1/2029	2,334,020
1,000,000	Poway Unified School District Public Financing Authority, BAM, 5.00%, 10/1/2041, Call 10/1/2023	1,089,510
2,000,000	Regents of the University of California Medical Center Pooled Revenue, 5.00%, 05/15/2041, Call 05/15/2026	2,241,180
500,000	Ridgecrest Redevelopment Agency, 6.13%, 06/30/2037, Call 06/30/2020	530,355
695,000	Riverside County Redevelopment Successor Agency, AGM, 5.00%, 10/1/2030, Call 10/1/2024	789,909
2,500,000	Sacramento City Financing Authority, AMBAC, 5.25%, 12/1/2026	3,105,475
1,860,000	San Bernardino County Financing Authority, NATL-RE, 5.50%, 06/1/2037	1,989,847
	San Francisco City & County Airport Commission-San Francisco International Airport
1,000,000	5.00%, 05/1/2039, Call 05/1/2029[2]	1,153,970
2,500,000	5.00%, 05/1/2046, Call 05/1/2026[2]	2,753,875
2,000,000	5.00%, 05/1/2047, Call 05/1/2027	2,257,780
1,000,000	San Francisco City & County Redevelopment Financing Authority, 6.63%, 08/1/2041, Call 02/1/2021	1,097,840
2,100,000	San Joaquin Hills Transportation Corridor Agency, 5.00%, 01/15/2044, Call 01/15/2025	2,265,207
75,000	San Joaquin Hills Transportation Corridor Agency, NATL-RE, 0.00%, 01/15/2034	41,978
500,000	San Marcos Public Facilities Authority, 5.00%, 09/1/2035, Call 09/1/2022	533,015
965,000	San Marcos Public Facilities Authority, AGM, 5.00%, 09/1/2033, Call 09/1/2024	1,094,715
	Santa Ana Financing Authority, NATL-RE
500,000	6.25%, 07/1/2024	576,760
500,000	6.25%, 07/1/2024	570,375
455,000	Santaluz Community Facilities District No. 2, 5.10%, 09/1/2030, Call 09/1/2021	488,333
490,000	Semitropic Improvement District, 5.00%, 12/1/2038, Call 12/1/2019	502,666
1,000,000	South Tahoe Joint Powers Financing Authority, AGM, 4.00%, 10/1/2034, Call 10/1/2024	1,042,500
	Southern California Public Power Authority
565,000	5.00%, 11/1/2029	655,055
1,350,000	5.00%, 11/1/2033	1,575,504
1,000,000	Tejon Ranch Public Facilities Finance Authority, 5.25%, 09/1/2028, Call 09/1/2022	1,073,720
100,000	Temecula Public Financing Authority, 5.75%, 09/1/2032, Call 09/1/2027[3]	100,399
	Tobacco Securitization Authority of Southern California
500,000	5.00%, 06/1/2037, Call 03/20/2019	500,015
1,000,000	5.13%, 06/1/2046, Call 03/20/2019	1,000,030
1,000,000	Westminster Redevelopment Agency Successor Agency, 5.75%, 11/1/2036, Call 11/1/2021	1,097,680
		80,120,991
	COLORADO — 2.3%
	Cathedral Pines Metropolitan District
580,000	5.00%, 12/1/2031, Call 12/1/2026	619,446
2,005,000	5.00%, 12/1/2046, Call 12/1/2026	2,095,125
	Central Platte Valley Metropolitan District
625,000	5.63%, 12/1/2038, Call 12/1/2023	694,581
500,000	5.00%, 12/1/2043, Call 12/1/2023	523,790
2,000,000	City & County of Denver Co. Airport System Revenue, 5.25%, 12/1/2043, Call 12/1/2028[2]	2,306,100
500,000	City Center West Residential Metropolitan District, 6.25%, 12/1/2044, Call 12/1/2019	478,405

31

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	COLORADO (Continued)
	Colorado Educational & Cultural Facilities Authority
$500,000	5.00%, 12/15/2028, Call 12/15/2025	$536,160
550,000	4.75%, 04/1/2030, Call 04/1/2022	565,262
1,000,000	6.00%, 12/15/2037, Call 12/15/2024	980,050
600,000	6.25%, 11/1/2040, Call 11/1/2020	609,072
	Colorado Educational & Cultural Facilities Authority, MORAL OBLG
100,000	5.00%, 08/15/2034, Call 08/15/2024	108,072
500,000	4.00%, 10/1/2039, Call 10/1/2024	496,550
500,000	5.13%, 12/1/2039, Call 12/1/2019	502,330
1,000,000	Colorado Educational & Cultural Facilities Authority, NATL, 5.25%, 03/1/2025	1,157,900
	Colorado Health Facilities Authority
500,000	5.00%, 01/15/2035, Call 01/15/2026	562,325
500,000	5.00%, 06/1/2036, Call 06/1/2027	546,915
1,000,000	7.75%, 08/1/2039, Call 08/1/2019	1,024,610
500,000	8.00%, 08/1/2043, Call 02/1/2024	559,700
2,000,000	5.00%, 05/15/2045, Call 05/15/2025	2,172,100
500,000	Colorado High Performance Transportation Enterprise, 5.00%, 12/31/2047, Call 12/31/2024	537,010
	Denver Convention Center Hotel Authority
500,000	5.00%, 12/1/2034, Call 12/1/2026	555,465
550,000	5.00%, 12/1/2040, Call 12/1/2026	592,405
1,470,000	Denver Health & Hospital Authority, 5.00%, 12/1/2039, Call 12/1/2023	1,561,743
250,000	Denver International Business Center Metropolitan District No. 1, 5.38%, 12/1/2035, Call 12/1/2020	256,182
1,000,000	E-470 Public Highway Authority, NATL, 0.00%, 09/1/2037, Call 09/1/2026	434,850
	E-470 Public Highway Authority, NATL-RE
320,000	0.00%, 09/1/2028, Call 09/1/2020	196,378
480,000	0.00%, 09/1/2030	328,781
250,000	Fitzsimons Village Metropolitan District No. 3, 5.75%, 03/1/2032, Call 03/1/2020	240,492
2,000,000	Grand River Hospital District, AGM, 5.25%, 12/1/2030, Call 12/1/2028	2,406,200
1,010,000	Harvest Junction Metropolitan District, 5.38%, 12/1/2037, Call 12/1/2022	1,070,358
750,000	Heritage Todd Creek Metropolitan District, 6.13%, 12/1/2044, Call 12/1/2024	758,760
1,790,000	Lincoln Park Metropolitan District, AGM, 5.00%, 12/1/2042, Call 12/1/2027	2,007,628
4,147	Mount Carbon Metropolitan District, 7.00%, 06/1/2043	3,732
1,010,000	North Range Metropolitan District No. 1, 5.00%, 12/1/2038, Call 12/1/2025	1,129,665
1,080,000	Promenade Castle Rock Metropolitan District No. 1, 5.75%, 12/1/2039, Call 12/1/2020	1,122,962
425,000	Rampart Range Metropolitan District No. 1, AGM, 5.00%, 12/1/2042, Call 12/1/2027	477,700
1,000,000	Regional Transportation District, 6.00%, 01/15/2041, Call 07/15/2020	1,026,230
433,000	Southglenn Metropolitan District, 3.00%, 12/1/2021	427,484
125,000	Sterling Hills West Metropolitan District, 5.00%, 12/1/2039, Call 12/1/2027	135,801
575,000	Water Valley Metropolitan District No. 2, 5.25%, 12/1/2040, Call 12/1/2026	606,734
1,000,000	Westminster Public Schools, AGM, 5.00%, 12/1/2048, Call 12/1/2028	1,126,310
		33,541,363
	CONNECTICUT — 0.0%[5]
500,000	Connecticut State Development Authority, 7.95%, 04/1/2026, Call 04/4/2019[2]	479,425
90,000	Connecticut State Health & Educational Facility Authority, 5.00%, 07/1/2037, Call 07/1/2027	100,957
		580,382

32

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	DELAWARE — 0.2%
$1,000,000	Delaware State Economic Development Authority, 6.75%, 09/1/2035, Call 03/1/2025[3]	$1,043,910
1,500,000	Delaware Transportation Authority, 5.00%, 06/1/2055, Call 06/1/2025	1,641,450
		2,685,360
	DISTRICT OF COLUMBIA — 0.5%
2,000,000	District of Columbia Water & Sewer Authority, 5.00%, 10/1/2043, Call 04/1/2028	2,297,120
	Metropolitan Washington Airports Authority
1,000,000	5.00%, 10/1/2032, Call 10/1/2028[2]	1,173,170
1,820,000	5.00%, 10/1/2042, Call 10/1/2027[2]	2,032,631
655,000	5.00%, 10/1/2044, Call 10/1/2024[2]	716,838
1,000,000	Washington Convention & Sports Authority, 5.00%, 10/1/2030, Call 10/1/2027	1,185,780
		7,405,539
	FLORIDA — 3.6%
1,335,000	Alachua County Health Facilities Authority, 5.00%, 12/1/2044, Call 12/1/2024	1,433,403
930,000	Ave Maria Stewardship Community District, 6.70%, 05/1/2042, Call 05/1/2022	946,507
895,000	Boggy Creek Improvement District, 5.13%, 05/1/2043, Call 05/1/2023	897,640
100,000	Bonterra Community Development District, 4.13%, 05/1/2047, Call 05/1/2028	100,852
1,350,000	Capital Projects Finance Authority, NATL-RE, 5.00%, 10/1/2031, Call 04/4/2019	1,359,787
	Capital Trust Agency, Inc.
500,000	4.38%, 06/15/2027[3]	487,925
810,000	5.35%, 07/1/2029, Call 07/1/2020	833,393
100,000	Century Gardens at Tamiami Community Development District, 4.25%, 05/1/2037, Call 05/1/2026	103,011
500,000	City of Atlantic Beach, 5.63%, 11/15/2043, Call 11/15/2023	541,560
	City of Lakeland
540,000	5.00%, 09/1/2037, Call 09/1/2022	568,544
2,435,000	5.00%, 11/15/2045, Call 11/15/2024	2,642,608
1,000,000	City of Tampa, 5.00%, 05/1/2037, Call 05/1/2028	1,162,080
500,000	County of Bay, 5.00%, 09/1/2043, Call 09/1/2023	515,045
1,740,000	County of Miami-Dade Aviation Revenue, 5.00%, 10/1/2033, Call 10/1/2024[2]	1,921,117
1,395,000	County of Miami-Dade Aviation Revenue, AGC, 5.00%, 10/1/2028, Call 10/1/2019	1,422,189
3,000,000	County of Palm Beach, 5.00%, 05/1/2028, Call 05/1/2026	3,573,420
100,000	Fiddlers Creek Community Development District No. 1, 4.00%, 05/1/2021	99,485
	Florida Development Finance Corp.
750,000	6.25%, 07/1/2034, Call 07/1/2024	759,720
2,000,000	7.63%, 06/15/2041, Call 06/15/2021	2,146,400
2,920,000	5.63%, 01/1/2047, Call 04/4/20191 2 3	3,011,571
500,000	Florida Higher Educational Facilities Financial Authority, 4.50%, 06/1/2033, Call 06/1/2028[3]	516,785
1,000,000	FSU Financial Assistance, Inc., 5.00%, 10/1/2030, Call 10/1/2022	1,093,080
500,000	Grand Bay at Doral Community Development District, 5.00%, 05/1/2039, Call 05/1/2024	501,975
1,000,000	Greater Orlando Aviation Authority, 5.00%, 11/15/2036, Call 05/15/2023[2]	1,038,670
1,000,000	Hernando County School District, AGM, 5.00%, 07/1/2031, Call 07/1/2026	1,149,490
2,000,000	Jacksonville Port Authority, 5.00%, 11/1/2044, Call 11/1/2028	2,260,340
	Lake Ashton Community Development District
150,000	5.00%, 05/1/2025	151,973
425,000	5.00%, 05/1/2037, Call 05/1/2025	413,113
1,675,000	Lakeside Community Development District, 5.50%, 05/1/2035, Call 05/1/2025	1,713,458

33

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	FLORIDA (Continued)
$100,000	Lee County Industrial Development Authority, 5.75%, 06/15/2042, Call 06/15/2022	$97,487
910,000	Majorca Isles Community Development District, 5.38%, 05/1/2035, Call 05/1/2026	933,596
	Mediterra South Community Development District
90,000	5.10%, 05/1/2031, Call 05/1/2022	96,094
385,000	5.00%, 05/1/2034, Call 05/1/2023	360,087
	Miami Beach Health Facilities Authority
1,500,000	4.25%, 11/15/2034, Call 11/15/2019	1,504,230
1,000,000	5.00%, 11/15/2039, Call 11/15/2024	1,060,110
	Miami-Dade County Industrial Development Authority
630,000	5.00%, 09/15/2034, Call 09/15/2024	666,099
500,000	5.75%, 11/1/2036, Call 11/1/2026[3]	461,985
105,000	5.00%, 09/15/2044, Call 09/15/2027[3]	109,862
320,000	5.25%, 09/15/2044, Call 09/15/2024	335,709
	Palm Beach County Health Facilities Authority
525,000	6.75%, 06/1/2024, Call 06/1/2022	585,690
850,000	5.00%, 12/1/2031, Call 12/1/2024	930,928
500,000	5.00%, 11/1/2043, Call 11/1/2022	520,120
750,000	Pinellas County Educational Facilities Authority, 6.50%, 10/1/2031, Call 10/1/2021	808,935
680,000	Putnam County Development Authority, 5.00%, 03/15/2042, Call 05/1/2028	758,125
1,500,000	Reedy Creek Improvement District, 5.00%, 06/1/2035, Call 06/1/2026	1,718,100
1,000,000	Sarasota County Public Hospital District, 5.00%, 07/1/2041, Call 07/1/2028	1,119,290
	South Miami Health Facilities Authority
900,000	5.00%, 08/15/2042, Call 08/15/2027	1,006,155
1,650,000	5.00%, 08/15/2047, Call 08/15/2027	1,827,589
2,000,000	State of Florida, 4.00%, 07/1/2048, Call 07/1/2028	2,081,120
100,000	Stonebrier Community Development District, 4.00%, 05/1/2037, Call 05/1/2026	103,680
760,000	Tolomato Community Development District, 5.40%, 05/1/2037, Call 04/4/2019	760,676
135,000	Turtle Run Community Development District, 5.00%, 05/1/2037, Call 05/1/2028[3]	144,026
470,000	Verandah West Community Development District, 5.00%, 05/1/2033, Call 05/1/2023	475,241
		51,830,075
	GEORGIA — 1.1%
1,000,000	Appling County Development Authority, 2.40%, 01/1/2038[1]	998,200
	Burke County Development Authority
1,500,000	2.05%, 10/1/2032[1]	1,471,200
1,000,000	3.00%, 11/1/2045[1]	1,001,810
1,000,000	4.13%, 11/1/2045, Call 02/1/2028	982,890
	City of Atlanta Water & Wastewater Revenue, AGM
165,000	5.25%, 11/1/2034, Call 11/1/2019	168,980
85,000	5.25%, 11/1/2034, Call 11/1/2019	86,874
	Fulton County Development Authority
500,000	5.00%, 04/1/2037, Call 04/1/2027	555,265
1,000,000	6.50%, 04/1/2043, Call 04/1/2023	1,012,740
750,000	Gainesville & Hall County Development Authority, 6.63%, 11/15/2039, Call 11/15/2019	775,418
130,000	Georgia Housing & Finance Authority, 3.70%, 12/1/2025, Call 06/1/2020	132,354
1,100,000	Georgia Municipal Association, Inc., 4.00%, 12/1/2024	1,218,019
500,000	Macon-Bibb County Urban Development Authority, 5.00%, 06/15/2027[3]	501,305
1,315,000	Main Street Natural Gas, Inc., 5.00%, 05/15/2034, Call 05/15/2029	1,464,752

34

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	GEORGIA (Continued)
$500,000	Medical Center Hospital Authority, AGM, 5.00%, 08/1/2041, Call 08/1/2020	$522,715
1,695,000	Private Colleges & Universities Authority, 5.00%, 04/1/2044, Call 04/1/2024	1,815,752
600,000	Thomasville Hospital Authority, 5.25%, 11/1/2035, Call 11/1/2020	635,034
2,500,000	Valdosta & Lowndes County Hospital Authority, 5.00%, 10/1/2041, Call 10/1/2021	2,658,175
		16,001,483
	GUAM — 0.2%
	Guam Government Waterworks Authority
500,000	5.25%, 07/1/2033, Call 07/1/2023	536,275
1,000,000	5.00%, 07/1/2035, Call 07/1/2024	1,066,020
450,000	5.63%, 07/1/2040, Call 07/1/2020	473,395
1,000,000	Territory of Guam, 7.00%, 11/15/2039, Call 11/15/2019	1,037,620
		3,113,310
	HAWAII — 0.1%
500,000	Hawaii Housing Finance & Development Corp., 6.75%, 05/1/2047, Call 05/1/2022	531,040
1,000,000	State of Hawaii Airports System Revenue, 5.00%, 07/1/2048, Call 07/1/2028[2]	1,117,050
		1,648,090
	IDAHO — 0.2%
	Idaho Health Facilities Authority
300,000	4.38%, 07/1/2034, Call 07/1/2024[3]	310,593
1,040,000	5.00%, 12/1/2047, Call 12/1/2027	1,159,912
	Idaho Housing & Finance Association
250,000	6.00%, 06/1/2038, Call 04/4/2019	250,343
370,000	6.00%, 07/1/2039, Call 07/1/2028[3]	393,025
415,000	6.00%, 07/1/2049, Call 07/1/2028[3]	436,746
565,000	6.00%, 07/1/2054, Call 07/1/2028[3]	590,374
		3,140,993
	ILLINOIS — 7.0%
	Chicago Board of Education
1,000,000	5.00%, 12/1/2021	1,040,960
100,000	5.75%, 04/1/2034, Call 04/1/2027	113,895
1,000,000	6.10%, 04/1/2036, Call 04/1/2027	1,169,980
180,000	5.00%, 04/1/2037, Call 04/1/2027	193,597
500,000	5.00%, 04/1/2038, Call 04/1/2028	540,095
500,000	5.25%, 12/1/2039, Call 12/1/2024	514,165
500,000	5.00%, 12/1/2042, Call 12/1/2022	503,180
1,950,000	7.00%, 12/1/2044, Call 12/1/2025	2,241,603
1,100,000	6.00%, 04/1/2046, Call 04/1/2027	1,260,303
1,000,000	Chicago Board of Education, NATL, 0.00%, 12/1/2022	884,830
	Chicago O’Hare International Airport
500,000	5.00%, 07/1/2033, Call 07/1/2028[2]	564,750
2,500,000	5.00%, 01/1/2046, Call 01/1/2025	2,715,550
680,000	Chicago Park District, 5.00%, 11/15/2024	755,222
	Chicago Transit Authority
475,000	5.25%, 12/1/2030, Call 12/1/2021	504,574
2,500,000	5.00%, 12/1/2046, Call 12/1/2026	2,687,775
	City of Chicago
615,000	4.50%, 01/1/2021, Call 01/1/2020	629,293
1,000,000	4.84%, 04/15/2028, Call 01/16/2023[3]	991,960
1,000,000	5.25%, 01/1/2035, Call 01/1/2021	1,016,790
1,000,000	5.50%, 01/1/2035, Call 01/1/2025	1,072,360
2,380,000	6.00%, 01/1/2038, Call 01/1/2027	2,678,238
500,000	5.50%, 01/1/2040, Call 01/1/2025	529,540
900,000	5.00%, 01/1/2041, Call 01/1/2022	981,558
1,000,000	City of Chicago Motor Fuel Tax Revenue, 5.00%, 01/1/2029, Call 01/1/2024	1,047,010
	City of Chicago Wastewater Transmission Revenue
665,000	5.00%, 01/1/2034, Call 01/1/2025	726,752
3,000,000	5.00%, 01/1/2039, Call 01/1/2024	3,197,880
1,000,000	City of Chicago Waterworks Revenue, AGM, 5.00%, 11/1/2028, Call 11/1/2024	1,128,530
	County of Cook
1,000,000	5.25%, 11/15/2022, Call 11/15/2020	1,049,820
2,000,000	5.25%, 11/15/2033, Call 11/15/2020	2,076,860
1,500,000	6.50%, 10/15/2040, Call 10/15/2020[1]	1,558,920

35

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	ILLINOIS (Continued)
	Illinois Educational Facilities Authority
$570,000	3.90%, 11/1/2036, Call 11/1/2027	$576,629
2,000,000	4.50%, 11/1/2036, Call 11/1/2024	2,079,260
	Illinois Finance Authority
700,000	5.00%, 08/1/2026	797,594
235,000	5.00%, 08/15/2026, Call 08/15/2020	245,967
465,000	5.00%, 08/15/2026, Call 08/15/2020	484,484
425,000	5.00%, 08/1/2027	487,560
465,000	5.00%, 11/1/2027, Call 11/1/2019	475,146
500,000	5.00%, 08/1/2028, Call 08/1/2027	570,790
665,000	6.38%, 11/1/2029, Call 05/1/2019	670,067
2,135,000	5.00%, 03/1/2031, Call 03/1/2027	2,423,310
600,000	5.75%, 10/1/2032, Call 10/1/2022	634,428
670,000	5.00%, 03/1/2033, Call 03/1/2027	752,490
1,000,000	5.00%, 08/1/2033, Call 08/1/2024	1,108,370
315,000	5.00%, 02/15/2034, Call 02/15/2027	359,532
500,000	5.00%, 03/1/2034, Call 03/1/2027	558,890
2,000,000	4.00%, 07/1/2034, Call 01/1/2026	2,091,260
500,000	7.75%, 08/15/2034, Call 08/15/2019	513,480
1,000,000	5.00%, 04/1/2036, Call 04/4/2019	986,410
225,000	5.00%, 02/15/2037, Call 08/15/2027	244,688
1,000,000	6.88%, 08/15/2038, Call 08/15/2019	1,023,260
550,000	5.00%, 09/1/2042, Call 09/1/2024	602,860
1,925,000	5.00%, 09/1/2046, Call 09/1/2026	2,058,325
2,100,000	5.00%, 02/15/2047, Call 08/15/2027	2,243,031
1,000,000	5.00%, 12/1/2047, Call 12/1/2027	1,032,850
1,000,000	6.00%, 10/1/2048, Call 10/1/2022	1,053,910
250,000	Illinois Finance Authority, AGM, 5.25%, 03/1/2030, Call 03/1/2020	258,790
3,000,000	Illinois Housing Development Authority, 1.80%, 12/1/2020[1]	2,999,490
485,000	Illinois Sports Facilities Authority, 5.00%, 06/15/2021	501,582
1,000,000	Illinois Sports Facilities Authority, AGM, 5.25%, 06/15/2032, Call 06/15/2024	1,109,560
1,000,000	Illinois State University, AGM, 5.00%, 04/1/2033, Call 04/1/2028	1,128,660
840,000	Lake County Township High School District No. 121, 4.00%, 03/1/2019	840,000
530,000	Metropolitan Pier & Exposition Authority, 5.00%, 06/15/2057, Call 12/15/2027	552,917
	Metropolitan Pier & Exposition Authority, NATL
1,000,000	0.00%, 06/15/2029	671,580
3,300,000	0.00%, 12/15/2030	2,038,476
1,600,000	Metropolitan Pier & Exposition Authority, State Appropriation, 5.00%, 12/15/2028, Call 06/15/2022	1,675,872
1,905,000	Metropolitan Water Reclamation District of Greater Chicago, 5.00%, 12/1/2041, Call 12/1/2026	2,100,986
500,000	Quad Cities Regional Economic Development Authority, 4.75%, 10/1/2032, Call 10/1/2022	521,090
	Railsplitter Tobacco Settlement Authority
780,000	5.25%, 06/1/2021	834,460
3,000,000	5.00%, 06/1/2024	3,410,760
1,000,000	Round Lake Lakewood Grove Special Service Area No. 3 & 4, BAM, 4.00%, 03/1/2033, Call 03/1/2027	1,029,030
2,000,000	Sales Tax Securitization Corp., 5.00%, 01/1/2034, Call 01/1/2028	2,245,360
1,000,000	Southwestern Illinois Development Authority, 7.13%, 11/1/2043, Call 11/1/2023	1,235,880
	State of Illinois
1,900,000	5.00%, 11/1/2019	1,934,523
1,000,000	5.00%, 12/1/2019	1,020,450
500,000	5.00%, 03/1/2024, Call 03/1/2022	522,270
1,000,000	5.00%, 11/1/2025	1,082,400
1,500,000	5.50%, 07/1/2026, Call 07/1/2023	1,615,290
1,000,000	5.00%, 05/1/2028, Call 05/1/2024	1,053,340
2,000,000	3.00%, 06/15/2033, Call 06/15/2026	1,720,680
500,000	5.00%, 03/1/2037, Call 03/1/2022	507,100
1,000,000	4.25%, 12/1/2037, Call 12/1/2027	960,590

36

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	ILLINOIS (Continued)
$1,500,000	5.00%, 02/1/2039, Call 02/1/2024	$1,524,060
205,000	State of Illinois, AMBAC, 6.25%, 12/15/2020	211,706
2,000,000	State of Illinois, BAM, 4.00%, 06/15/2030, Call 06/15/2026	2,070,200
	Will County Community High School District No. 210 Lincoln-Way
550,000	0.00%, 01/1/2031	332,365
250,000	0.00%, 01/1/2032	142,743
1,350,000	Will County Community High School District No. 210 Lincoln-Way, AGM, 0.00%, 01/1/2024	1,169,815
1,000,000	Will County Community High School District No. 210 Lincoln-Way, AGM-CR, 5.00%, 01/1/2027, Call 01/1/2023	1,083,240
900,000	Wonder Lake Village Special Service Area No. 1, 4.50%, 03/1/2034, Call 03/1/2025	864,675
		99,420,521
	INDIANA — 1.0%
1,820,000	Ball State University, 5.00%, 07/1/2036, Call 07/1/2028	2,126,233
1,000,000	City of Rockport, 7.00%, 06/1/2028, Call 02/1/2022[2]	1,015,880
1,500,000	City of Whiting, 2.49% (SIFMA Municipal Swap Index Yield+75 basis points), 12/1/2044, Call 06/3/20192 4	1,501,170
	Indiana Finance Authority
505,000	6.00%, 12/1/2019	514,842
710,000	6.00%, 12/1/2026, Call 06/1/2020	727,679
2,000,000	5.00%, 02/1/2030, Call 02/1/2028	2,438,480
3,000,000	4.00%, 11/1/2033, Call 11/1/2027	3,131,610
250,000	5.25%, 11/1/2039, Call 11/1/2019	255,863
1,960,000	Michigan City School Building Corp., 5.00%, 01/15/2025	2,230,206
500,000	Town of Shoals, 7.25%, 11/1/2043, Call 11/1/2023[2]	549,675
		14,491,638
	IOWA — 0.5%
	Iowa Finance Authority
1,000,000	5.25%, 12/1/2025, Call 12/1/2023	1,061,420
2,520,000	4.75%, 08/1/2042, Call 08/1/2022	2,582,471
250,000	Iowa Finance Authority, AGC, 5.25%, 08/15/2029, Call 08/15/2019	254,025
500,000	Iowa Higher Education Loan Authority, 6.00%, 10/1/2031, Call 10/1/2021	528,730
	Iowa Student Loan Liquidity Corp.
855,000	4.63%, 12/1/2019[2]	867,602
650,000	5.50%, 12/1/2025, Call 12/1/2019	666,055
	Iowa Tobacco Settlement Authority
800,000	5.60%, 06/1/2034, Call 04/4/2019	803,520
410,000	5.38%, 06/1/2038, Call 04/4/2019	409,865
		7,173,688
	KANSAS — 0.0%[5]
500,000	Overland Park Development Corp., AMBAC, 5.13%, 01/1/2032, Call 04/4/2019	500,665

	KENTUCKY — 0.7%
	Kentucky Economic Development Finance Authority
200,000	5.00%, 06/1/2037, Call 06/1/2027	213,482
2,000,000	5.00%, 01/1/2045, Call 07/1/2025	2,079,480
1,350,000	5.00%, 06/1/2045, Call 06/1/2027	1,423,940
765,000	Kentucky Municipal Power Agency, NATL, 5.00%, 09/1/2032, Call 09/1/2026	857,213
	Kentucky Public Energy Authority
1,600,000	4.00%, 01/1/2049, Call 10/1/2024[1]	1,717,872
1,950,000	4.00%, 12/1/2049, Call 03/1/2025[1]	2,085,642
1,000,000	Paducah Electric Plant Board, AGM, 5.00%, 10/1/2035, Call 10/1/2026	1,108,210
		9,485,839
	LOUISIANA — 1.1%
1,175,000	Ascension Parish Industrial Development Board, Inc., 6.00%, 07/1/2036, Call 07/1/2023	1,245,383
500,000	Jefferson Parish Hospital Service District No. 2, 6.25%, 07/1/2031, Call 07/1/2021	475,000
1,500,000	Jefferson Sales Tax District, AGM, 5.00%, 12/1/2037, Call 12/1/2027	1,724,790

37

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	LOUISIANA (Continued)
	Louisiana Local Government Environmental Facilities & Community Development Authority
$500,000	6.50%, 11/1/2035, Call 11/1/2020	$531,310
1,205,000	5.00%, 10/1/2041, Call 10/1/2027	1,328,741
1,000,000	Louisiana Local Government Environmental Facilities & Community Development Authority, AGM, 5.00%, 10/1/2043, Call 10/1/2027	1,106,490
	Louisiana Public Facilities Authority
1,000,000	5.00%, 12/15/2021	1,085,790
500,000	8.13%, 12/15/2033, Call 12/15/2023	530,685
1,000,000	5.00%, 05/15/2035, Call 05/15/2025	1,097,050
920,000	6.50%, 07/1/2036, Call 07/1/20232 3	1,000,546
1,400,000	5.00%, 07/1/2042, Call 07/1/2027	1,531,488
1,500,000	New Orleans Aviation Board, 5.00%, 01/1/2048, Call 01/1/2027[2]	1,635,555
500,000	New Orleans Aviation Board, AGM, 5.00%, 10/1/2035, Call 10/1/2028	573,305
1,260,000	Port New Orleans Board of Commissioners, AGM, 5.00%, 04/1/2038, Call 04/1/2028[2]	1,427,719
1,000,000	State of Louisiana, 4.00%, 09/1/2032, Call 09/1/2026	1,072,260
		16,366,112
	MAINE — 0.4%
	Maine Health & Higher Educational Facilities Authority
1,615,000	5.00%, 07/1/2035, Call 07/1/2027	1,832,928
700,000	5.00%, 07/1/2035, Call 07/1/2027	794,458
420,000	5.00%, 07/1/2040, Call 07/1/2020	434,788
1,500,000	Maine Municipal Bond Bank, 5.00%, 11/1/2031, Call 11/1/2027	1,794,615
500,000	Town of Rumford, 6.88%, 10/1/2026, Call 04/4/2019[2]	502,425
		5,359,214
	MARYLAND — 1.7%
	City of Baltimore
2,500,000	5.00%, 07/1/2036, Call 01/1/2027	2,867,950
1,525,000	5.00%, 09/1/2036, Call 09/1/2027	1,677,287
1,000,000	5.00%, 09/1/2046, Call 09/1/2027	1,079,620
1,330,000	County of Prince George’s, 7.00%, 08/1/2048, Call 11/1/2026	1,388,626
1,600,000	Howard County Housing Commission, 5.00%, 06/1/2044, Call 06/1/2024	1,699,792
4,750,000	Maryland Community Development Administration Multi-Family Mortgage Revenue, 2.52%, 02/1/2021[3]	4,751,472
	Maryland Health & Higher Educational Facilities Authority
2,700,000	5.00%, 08/15/2038, Call 08/15/2023	2,956,365
1,000,000	5.00%, 07/1/2040, Call 07/1/2025	1,076,850
500,000	5.00%, 07/1/2045, Call 07/1/2025	536,125
	Maryland Stadium Authority
2,000,000	5.00%, 05/1/2036, Call 05/1/2028	2,317,440
2,000,000	5.00%, 05/1/2046, Call 05/1/2026	2,223,240
2,000,000	State of Maryland Department of Transportation, 4.00%, 02/1/2030, Call 02/1/2023	2,142,020
		24,716,787
	MASSACHUSETTS — 0.7%
1,500,000	Commonwealth of Massachusetts, 4.00%, 05/1/2036, Call 05/1/2028	1,590,375
	Massachusetts Development Finance Agency
400,000	5.25%, 12/1/2025, Call 12/1/2019	410,108
600,000	5.00%, 07/1/2034, Call 07/1/2027	672,366
2,000,000	5.00%, 07/1/2038[1]	2,278,720
500,000	5.75%, 12/1/2042[1]	503,360
	Massachusetts Educational Financing Authority
1,500,000	5.00%, 01/1/2021[2]	1,577,670
300,000	5.50%, 01/1/2022, Call 01/1/2020	309,390
240,000	6.00%, 01/1/2028, Call 01/1/2020	245,618
1,000,000	5.00%, 07/1/2028[2]	1,191,470
200,000	4.25%, 07/1/2046, Call 07/1/2026[2]	203,496
1,000,000	Massachusetts Water Resources Authority, 5.00%, 08/1/2040, Call 08/1/2026	1,134,710
		10,117,283

38

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	MICHIGAN — 2.2%
$500,000	Detroit Downtown Development Authority, AGM, 5.00%, 07/1/2043, Call 07/1/2024	$537,045
1,000,000	Flint Hospital Building Authority, 4.00%, 07/1/2019	1,003,670
	Grand Rapids Public Schools, AGM
1,170,000	5.00%, 05/1/2022	1,286,848
685,000	5.00%, 05/1/2024	788,408
1,000,000	Great Lakes Water Authority Sewage Disposal System Revenue, 5.00%, 07/1/2035, Call 07/1/2026	1,124,690
275,000	Kentwood Economic Development Corp., 5.63%, 11/15/2041, Call 05/15/2022	289,704
	Michigan Finance Authority
275,000	5.00%, 06/1/2029, Call 06/1/2019	265,779
3,000,000	4.50%, 10/1/2029, Call 10/1/2024	3,181,620
1,165,000	5.00%, 07/1/2031, Call 07/1/2024	1,267,252
1,670,000	5.00%, 12/1/2032, Call 06/1/2022	1,803,082
2,500,000	5.00%, 10/1/2033, Call 10/1/2024	2,802,525
1,000,000	5.00%, 07/1/2034, Call 07/1/2025	1,112,050
500,000	5.00%, 07/1/2035, Call 07/1/2025	554,330
1,000,000	5.00%, 07/1/2039, Call 07/1/2024	1,066,320
1,000,000	5.00%, 11/15/2041, Call 11/15/2026	1,086,960
2,500,000	5.00%, 12/1/2047, Call 12/1/2022	2,681,375
855,000	5.00%, 12/1/2048, Call 12/1/2028	960,738
1,450,000	Michigan Finance Authority, NATL, 5.00%, 07/1/2036, Call 07/1/2024	1,579,398
1,000,000	Michigan Finance Authority, SAW, 4.00%, 11/1/2048, Call 11/1/2028	1,018,440
	Michigan State Hospital Finance Authority
250,000	5.63%, 11/15/2029, Call 11/15/2019	256,855
2,000,000	2.40%, 11/15/2047[1]	2,018,860
960,000	Michigan State Housing Development Authority, 2.96% (LIBOR 3 Month+100 basis points), 04/1/2042, Call 04/1/20212 4	970,425
855,000	Michigan Strategic Fund, 7.00%, 12/1/2030, Call 12/1/20231 2 3	955,326
250,000	Renaissance Public School Academy, 6.00%, 05/1/2037, Call 05/1/2022	255,590
500,000	Summit Academy, 6.38%, 11/1/2035, Call 04/4/2019	500,115
1,500,000	Wayne County Airport Authority, 5.00%, 12/1/2037, Call 12/1/2027	1,698,930
		31,066,335
	MINNESOTA — 0.3%
250,000	City of Deephaven, 5.25%, 07/1/2040, Call 07/1/2025	260,345
70,000	City of Minneapolis, 5.00%, 12/1/2037, Call 12/1/2027[3]	66,958
	Housing & Redevelopment Authority of The City of St Paul
1,000,000	5.00%, 11/15/2029, Call 11/15/2025	1,191,280
1,285,000	5.00%, 11/15/2030, Call 11/15/2025	1,530,795
415,000	5.50%, 09/1/2043, Call 09/1/2020	422,458
495,000	World Learner School of Chaska Charter School No. 4016, 8.00%, 12/1/2043, Call 12/1/2021	534,654
		4,006,490
	MISSISSIPPI — 0.2%
500,000	Mississippi Business Finance Corp., 5.00%, 02/1/20361 2 3	513,040
2,000,000	Mississippi Home Corp., GNMA/FNMA/FHLMC, 1.19%, 12/1/2020, Call 12/1/2019[1]	1,999,980
		2,513,020
	MISSOURI — 0.5%
	City of Kansas City Sanitary Sewer System Revenue
600,000	5.00%, 01/1/2030, Call 01/1/2028	726,102
685,000	5.00%, 01/1/2032, Call 01/1/2028	814,595
350,000	5.00%, 01/1/2034, Call 01/1/2028	410,413
250,000	Hanley Road Corridor Transportation Development District, 5.88%, 10/1/2036, Call 10/1/2019	253,643
	Hannibal Industrial Development Authority
640,000	5.00%, 10/1/2042, Call 10/1/2027	700,819
445,000	5.00%, 10/1/2047, Call 10/1/2027	485,882
	Health & Educational Facilities Authority of the State of Missouri
835,000	5.00%, 06/1/2034, Call 06/1/2020	869,010
1,150,000	6.00%, 02/1/2041, Call 02/1/2021	1,201,129

39

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	MISSOURI (Continued)
$1,000,000	5.00%, 11/15/2043, Call 05/15/2028	$1,116,990
350,000	4.00%, 11/15/2049, Call 11/15/2027	355,775
		6,934,358
	NEBRASKA — 0.4%
	Central Plains Energy Project
1,875,000	5.00%, 09/1/2027, Call 09/1/2022	2,013,881
2,500,000	5.00%, 09/1/2032, Call 09/1/2022	2,684,325
250,000	5.25%, 09/1/2037, Call 09/1/2022	270,585
		4,968,791
	NEVADA — 0.7%
240,000	City of Carson City, 5.00%, 09/1/2037, Call 09/1/2027	261,240
1,000,000	City of Sparks, 6.75%, 06/15/2028, Call 03/20/2019[3]	1,000,810
1,000,000	County of Clark, 5.00%, 06/1/2043, Call 06/1/2028	1,140,180
700,000	County of Clark Department of Aviation, 5.00%, 07/1/2030, Call 01/1/2020	717,136
1,000,000	Henderson Public Improvement Trust, 5.50%, 01/1/2034, Call 07/1/2024	1,081,200
1,000,000	Las Vegas Convention & Visitors Authority, 5.00%, 07/1/2043, Call 07/1/2028	1,127,410
	Las Vegas Valley Water District
2,000,000	5.00%, 06/1/2039, Call 12/1/2024	2,269,060
2,000,000	5.00%, 06/1/2041, Call 06/1/2026	2,250,620
595,000	State of Nevada Department of Business & Industry, 5.00%, 12/15/2035, Call 12/15/2025[3]	606,954
		10,454,610
	NEW HAMPSHIRE — 0.4%
	New Hampshire Health and Education Facilities Authority Act
2,000,000	5.00%, 07/1/2037, Call 07/1/2027	2,197,680
215,000	5.00%, 08/1/2037, Call 02/1/2028	240,751
3,000,000	5.00%, 07/1/2041, Call 01/1/2028	3,363,240
		5,801,671
	NEW JERSEY — 2.2%
	New Jersey Economic Development Authority
600,000	5.13%, 09/15/2023, Call 08/20/2022[2]	647,850
1,500,000	5.00%, 03/1/2024, Call 03/1/2023	1,627,290
1,000,000	5.25%, 09/1/2025, Call 03/1/2021	1,050,970
2,000,000	3.13%, 07/1/2029, Call 07/1/2027	2,002,280
1,000,000	3.38%, 07/1/2030, Call 07/1/2027	993,160
100,000	5.00%, 07/15/2032, Call 07/15/2027	108,227
1,000,000	5.00%, 06/15/2033, Call 06/15/2027	1,083,260
500,000	5.00%, 07/1/2033, Call 07/1/2027	541,725
280,000	6.00%, 10/1/2034, Call 10/1/2024[3]	283,948
880,000	5.00%, 06/15/2036, Call 12/15/2026	944,856
350,000	6.30%, 10/1/2049, Call 10/1/2024[3]	353,903
1,250,000	5.75%, 09/1/2050, Call 09/1/2028[3]	1,295,287
1,000,000	New Jersey Educational Facilities Authority, 5.00%, 06/15/2025, Call 06/15/2024	1,104,410
	New Jersey Health Care Facilities Financing Authority
500,000	5.75%, 07/1/2037, Call 04/4/2019	501,215
1,175,000	5.00%, 07/1/2046, Call 07/1/2025	1,268,506
	New Jersey Higher Education Student Assistance Authority
1,000,000	5.25%, 06/1/2020, Call 06/1/2019	1,008,040
1,000,000	5.00%, 12/1/2025[2]	1,151,410
500,000	5.00%, 12/1/2028, Call 06/1/2028[2]	585,815
855,000	4.25%, 12/1/2047, Call 12/1/2026[2]	869,663
4,675,000	New Jersey Housing & Mortgage Finance Agency, 3.15%, 10/1/2024[2]	4,797,719
	New Jersey Transportation Trust Fund Authority
1,850,000	5.00%, 12/15/2035, Call 12/15/2028	2,009,155
2,000,000	5.25%, 06/15/2043, Call 12/15/2028	2,174,700
750,000	5.00%, 06/15/2044, Call 06/15/2024	782,423
2,000,000	South Jersey Port Corp., 5.00%, 01/1/2037, Call 01/1/2028[2]	2,180,500

40

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	NEW JERSEY (Continued)
$1,610,000	Tobacco Settlement Financing Corp., 5.00%, 06/1/2036, Call 06/1/2028	$1,789,789
		31,156,101
	NEW MEXICO — 0.3%
830,000	County of Bernalillo, AMBAC, 5.45%, 06/1/2034, Call 04/4/2019[2]	830,307
810,000	Mesa Del Sol Public Improvement District No. 1, 7.00%, 10/1/2033, Call 10/1/2023	835,418
1,020,000	Volterra Public Improvement District, 6.75%, 10/1/2033, Call 10/1/2024	1,037,881
1,055,000	Winrock Town Center Tax Increment Development District No. 1, 6.00%, 05/1/2040, Call 05/1/2020[3]	1,062,986
		3,766,592
	NEW YORK — 3.4%
400,000	Brooklyn Arena Local Development Corp., 6.00%, 07/15/2030, Call 01/15/2020	415,488
450,000	Build New York City Resource Corp., 5.00%, 04/15/2043, Call 04/15/2023	456,993
	City of New York
2,000,000	5.00%, 03/1/2026, Call 03/1/2024	2,293,820
2,000,000	5.00%, 04/1/2040, Call 04/1/2028	2,293,360
1,000,000	Hempstead Town Local Development Corp., 6.24%, 02/1/2047, Call 02/1/2027	976,700
2,000,000	Metropolitan Transportation Authority, 5.00%, 11/15/2033, Call 05/15/2028	2,311,920
2,500,000	Metropolitan Transportation Authority, AGM, 2.30% (LIBOR 1 Month+57 basis points), 11/1/2032[4]	2,504,800
650,000	Nassau County Local Economic Assistance Corp., 5.00%, 07/1/2034, Call 07/1/2024	702,916
1,500,000	New York City Industrial Development Agency, AMBAC, 5.00%, 01/1/2031, Call 04/4/2019	1,504,110
1,000,000	New York City Industrial Development Agency, FGIC, 5.00%, 03/1/2046, Call 04/4/2019	1,004,650
2,000,000	New York City Transitional Finance Authority Building Aid Revenue, SAW, 5.00%, 07/15/2037, Call 07/15/2028	2,323,320
	New York City Water & Sewer System
1,500,000	5.00%, 06/15/2032, Call 06/15/2027	1,771,905
5,000,000	5.00%, 06/15/2047, Call 12/15/2022	5,475,000
950,000	New York Counties Tobacco Trust VI, 5.63%, 06/1/2035	1,009,289
	New York Liberty Development Corp.
1,000,000	5.25%, 10/1/2035	1,228,740
2,000,000	5.38%, 11/15/2040, Call 11/15/2024[3]	2,120,960
1,000,000	5.00%, 11/15/2044, Call 11/15/2024[3]	1,042,670
1,500,000	7.25%, 11/15/2044, Call 11/15/2024[3]	1,748,550
	New York State Dormitory Authority
2,000,000	5.00%, 02/15/2044, Call 02/15/2025	2,220,300
1,000,000	5.00%, 02/15/2045, Call 02/15/2025	1,109,570
1,000,000	New York Transportation Development Corp., 5.25%, 01/1/2050, Call 07/1/2024[2]	1,068,900
2,000,000	Niagara Falls Bridge Commission, NATL, 6.25%, 10/1/2021	2,220,320
	Onondaga Civic Development Corp.
235,000	5.00%, 07/1/2040, Call 07/1/2025	252,099
500,000	5.00%, 07/1/2045, Call 07/1/2025	533,510
	Port Authority of New York & New Jersey
590,000	5.50%, 12/1/2031, Call 12/1/2020	623,778
1,000,000	5.00%, 09/1/2037, Call 09/1/2028	1,176,580
4,500,000	5.00%, 10/15/2041, Call 10/15/2025	5,095,530
265,000	6.00%, 12/1/2042, Call 12/1/2020	280,089
1,500,000	Triborough Bridge & Tunnel Authority, 5.00%, 11/15/2045, Call 11/15/2025	1,692,480
970,000	TSASC, Inc., 5.00%, 06/1/2045, Call 06/1/2027	937,660

41

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	NEW YORK (Continued)
$750,000	Westchester County Local Development Corp., 5.50%, 05/1/2042, Call 05/1/2024	$814,665
		49,210,672
	NORTH CAROLINA — 0.2%
1,000,000	County of New Hanover, AGM, 5.00%, 10/1/2027, Call 10/1/2019	1,019,250
2,000,000	North Carolina Medical Care Commission, 5.00%, 12/1/2033, Call 12/1/2022	2,194,960
		3,214,210
	NORTH DAKOTA — 0.1%
1,000,000	County of Burleigh, 4.38%, 04/15/2026	1,011,430

	OHIO — 1.3%
1,000,000	Buckeye Tobacco Settlement Financing Authority, 5.88%, 06/1/2030, Call 03/20/2019	944,030
1,000,000	Butler County Port Authority, 6.00%, 12/1/2043, Call 12/1/2022	968,610
830,000	City of Akron, 5.00%, 12/1/2026	936,680
400,000	City of Cleveland Airport System Revenue, 5.00%, 01/1/2031, Call 01/1/2022	429,008
710,000	Cleveland-Cuyahoga County Port Authority, 5.00%, 12/1/2037, Call 12/1/2027	740,871
500,000	County of Allen Hospital Facilities Revenue, 5.00%, 06/1/2038, Call 06/1/2020	520,050
1,000,000	County of Butler, 5.75%, 11/1/2040, Call 11/1/2020	1,065,580
500,000	County of Tuscarawas, 6.00%, 03/1/2045, Call 03/1/2025	503,240
2,330,000	Indian Creek Local School District, School District Credit Program, 5.00%, 11/1/2055, Call 11/1/2028	2,583,784
	Ohio Air Quality Development Authority
500,000	0.00%, 06/1/2018* [6]	500,000
1,000,000	5.63%, 10/1/2019	1,011,560
1,000,000	0.00%, 12/1/2023* 1 6	870,000
2,665,000	Ohio Turnpike & Infrastructure Commission, 5.00%, 02/15/2037, Call 02/15/2028	3,079,407
1,500,000	Ohio Water Development Authority, 5.00%, 12/1/2034, Call 12/1/2026	1,751,910
1,000,000	Southeastern Ohio Port Authority, 5.75%, 12/1/2032, Call 12/1/2022	1,070,090
1,000,000	State of Ohio, 5.60%, 08/1/2032, Call 04/4/20191 2	1,001,340
		17,976,160
	OKLAHOMA — 0.4%
940,000	Coweta Public Works Authority, 4.00%, 08/1/2027, Call 08/1/2026	1,011,365
1,000,000	Garfield County Educational Facilities Authority, 5.00%, 09/1/2031, Call 09/1/2026	1,144,480
850,000	Oklahoma Development Finance Authority, 5.00%, 08/15/2029, Call 08/15/2028	983,016
2,000,000	Oklahoma Development Finance Authority, AGM, 4.00%, 08/15/2048, Call 08/15/2028	2,043,000
		5,181,861
	OREGON — 0.1%
	Oregon State Facilities Authority
1,000,000	5.00%, 04/1/2045, Call 04/1/2025	1,113,640
765,000	5.00%, 10/1/2046, Call 10/1/2026	823,086
		1,936,726
	PENNSYLVANIA — 2.4%
305,000	Allegheny County Higher Education Building Authority, 5.00%, 10/15/2037, Call 10/15/2027	325,194
1,000,000	Allegheny County Hospital Development Authority, 5.50%, 08/15/2034, Call 08/15/2019	1,015,580
	Allegheny County Industrial Development Authority
130,000	6.75%, 11/1/2024, Call 11/1/2019	132,019
95,000	6.00%, 07/15/2038, Call 07/15/2023	98,001
1,000,000	Allentown City School District, AGM SAW, 4.00%, 02/15/2021	1,036,060
450,000	Berks County Industrial Development Authority, 5.00%, 05/15/2032, Call 05/15/2027	489,969

42

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	PENNSYLVANIA (Continued)
	Chester County Industrial Development Authority
$100,000	5.00%, 10/1/2034, Call 10/1/2024	$105,666
280,000	5.38%, 10/15/2042, Call 10/15/2022	283,508
1,125,000	Coatesville School District, AGM SAW, 5.00%, 08/1/2022	1,223,201
	Commonwealth Financing Authority
1,825,000	5.00%, 06/1/2034, Call 06/1/2028	2,072,780
1,000,000	5.00%, 06/1/2035, Call 06/1/2028	1,129,350
315,000	Delaware Valley Regional Finance Authority, 5.75%, 07/1/2032	406,372
265,000	East Hempfield Township Industrial Development Authority, 5.00%, 12/1/2039, Call 12/1/2025	287,236
1,000,000	Hospitals & Higher Education Facilities Authority of Philadelphia, 5.63%, 07/1/2036, Call 07/1/2022	1,068,860
2,000,000	Manheim Township School District, 2.13% (LIBOR 1 Month+42 basis points), 11/1/2021[4]	2,012,720
650,000	Montgomery County Higher Education & Health Authority, 5.00%, 09/1/2037, Call 09/1/2028	734,201
	Montgomery County Industrial Development Authority
1,100,000	5.00%, 11/15/2028, Call 05/15/2022	1,170,796
400,000	5.00%, 11/15/2029, Call 05/15/2022	424,260
290,000	Montgomery County Industrial Development Authority, FHA, 5.00%, 08/1/2024, Call 08/1/2020	302,595
1,500,000	Moon Area School District, SAW, 5.00%, 11/15/2028, Call 11/15/2024	1,695,480
	Pennsylvania Economic Development Financing Authority
345,000	6.25%, 10/15/2023, Call 10/15/2019	354,367
250,000	6.40%, 12/1/2038, Call 09/1/2025	252,638
	Pennsylvania Higher Educational Facilities Authority
1,000,000	5.00%, 08/15/2027	1,221,780
600,000	5.80%, 07/1/2030, Call 07/1/2020	631,914
	Pennsylvania Turnpike Commission
1,000,000	5.00%, 12/1/2033, Call 12/1/2024	1,116,370
2,000,000	5.00%, 12/1/2037, Call 12/1/2027	2,217,040
500,000	5.00%, 12/1/2041, Call 06/1/2026	550,195
1,000,000	5.00%, 12/1/2043, Call 12/1/2028	1,116,630
1,000,000	5.00%, 12/1/2047, Call 12/1/2027	1,109,730
	Philadelphia Authority for Industrial Development
795,000	5.00%, 05/1/2027, Call 05/1/2026	936,128
500,000	8.00%, 01/1/2033, Call 01/1/2023	548,665
500,000	6.88%, 06/15/2033, Call 06/15/2023	539,870
1,000,000	6.60%, 11/1/2047, Call 11/1/2027	953,060
440,000	Quakertown General Authority, 4.00%, 07/1/2022	435,525
1,000,000	School District of Philadelphia, SAW, 5.00%, 09/1/2038, Call 09/1/2026	1,101,520
2,000,000	Southeastern Pennsylvania Transportation Authority, 5.00%, 06/1/2029, Call 06/1/2027	2,405,600
1,150,000	St. Mary Hospital Authority, 5.00%, 11/15/2023	1,309,241
275,000	Susquehanna Area Regional Airport Authority, 5.00%, 01/1/2035, Call 01/1/2028[2]	300,919
500,000	Upper Merion Area School District, SAW, 5.00%, 01/15/2034, Call 01/15/2026	574,880
		33,689,920
	RHODE ISLAND — 0.3%
1,535,000	Rhode Island Commerce Corp., 5.00%, 07/1/2041, Call 07/1/2026	1,684,678
	Rhode Island Health & Educational Building Corp.
1,000,000	6.00%, 09/1/2033, Call 09/1/2023	1,181,870
1,000,000	8.38%, 01/1/2046, Call 01/1/2021	1,118,830
		3,985,378
	SOUTH CAROLINA — 1.0%
1,000,000	City of Columbia Waterworks & Sewer System Revenue, 5.00%, 02/1/2043, Call 02/1/2023	1,094,070
2,000,000	Lexington County Health Services District, Inc., 5.00%, 11/1/2041, Call 05/1/2026	2,150,420

43

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	SOUTH CAROLINA (Continued)
$2,500,000	Patriots Energy Group Financing Agency, 4.00%, 10/1/2048, Call 11/1/2023[1]	$2,675,175
	South Carolina Jobs-Economic Development Authority
500,000	6.00%, 02/1/2035, Call 02/1/20232 3	501,525
1,000,000	5.00%, 11/1/2043, Call 05/1/2028	1,120,800
1,000,000	South Carolina Jobs-Economic Development Authority, AGM, 6.25%, 08/1/2034, Call 08/1/2021	1,108,160
2,000,000	South Carolina Ports Authority, 5.00%, 07/1/2038, Call 07/1/2028[2]	2,255,040
	South Carolina Public Service Authority
1,500,000	5.00%, 12/1/2028, Call 12/1/2026	1,743,855
730,000	5.00%, 12/1/2055, Call 06/1/2025	784,429
1,015,000	5.25%, 12/1/2055, Call 12/1/2025	1,111,070
		14,544,544
	SOUTH DAKOTA — 0.1%
	South Dakota Health & Educational Facilities Authority
555,000	5.00%, 09/1/2040, Call 09/1/2027	620,290
1,235,000	5.00%, 11/1/2045, Call 11/1/2025	1,330,256
		1,950,546
	TENNESSEE — 0.9%
	Chattanooga-Hamilton County Hospital Authority
500,000	5.00%, 10/1/2034, Call 10/1/2024	542,360
1,220,000	5.00%, 10/1/2044, Call 10/1/2024	1,298,251
	Johnson City Health & Educational Facilities Board
500,000	6.50%, 07/1/2038, Call 07/1/2020	531,435
2,000,000	5.00%, 08/15/2042, Call 08/15/2022	2,115,140
	Knox County Health Educational & Housing Facility Board
365,000	5.25%, 05/1/2025, Call 11/1/2024[3]	327,259
45,000	6.00%, 05/1/2034, Call 11/1/2024[3]	38,717
2,000,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, 1.55%, 11/15/2030[1]	1,985,000
1,000,000	Shelby County Health Educational & Housing Facilities Board, AGM, 1.72%, 06/1/2042, Call 03/4/2019[1]	1,000,000
	Tennessee Energy Acquisition Corp.
1,055,000	5.00%, 02/1/2025	1,181,610
1,000,000	5.63%, 09/1/2026	1,169,480
1,000,000	4.00%, 05/1/2048, Call 02/1/2023[1]	1,047,390
1,500,000	4.00%, 11/1/2049, Call 08/1/2025[1]	1,589,460
		12,826,102
	TEXAS — 4.9%
85,000	Arlington Higher Education Finance Corp., 5.00%, 08/15/2048, Call 08/15/2027	81,339
320,000	Austin Convention Enterprises, Inc., 5.00%, 01/1/2034, Call 01/1/2027	358,170
	Central Texas Regional Mobility Authority
500,000	6.75%, 01/1/2041, Call 01/1/2021	544,315
2,000,000	5.00%, 01/1/2043, Call 01/1/2028	2,227,020
2,000,000	City of Arlington, AGM, 5.00%, 02/15/2048, Call 02/15/2028	2,241,420
1,000,000	City of El Paso, 5.00%, 08/15/2036, Call 08/15/2026	1,132,380
1,500,000	City of Fort Worth, 5.00%, 03/1/2027, Call 03/1/2026	1,772,595
250,000	City of Hackberry, 4.50%, 09/1/2038, Call 09/1/2027	259,463
	City of Houston
500,000	5.25%, 09/1/2028, Call 09/1/2021	538,440
1,000,000	4.00%, 03/1/2033, Call 03/1/2027	1,067,730
750,000	City of Houston Airport System Revenue, 5.00%, 07/15/2035, Call 07/15/2025[2]	807,142
1,500,000	City of Lewisville, 6.00%, 09/1/2037, Call 09/1/2022[3]	1,545,210
750,000	City of Sugar Land, 5.00%, 02/15/2029, Call 02/15/2027	896,025
	Clifton Higher Education Finance Corp.
500,000	5.00%, 08/15/2042, Call 08/15/2022	521,130
100,000	4.40%, 12/1/2047, Call 12/1/2022	96,513
1,500,000	4.60%, 12/1/2049, Call 12/1/2024	1,489,935

44

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	TEXAS (Continued)
$3,000,000	Dallas/Fort Worth International Airport, 5.00%, 11/1/2042, Call 11/1/2021[2]	$3,149,760
1,000,000	Danbury Higher Education Authority, Inc., 6.50%, 08/15/2043, Call 08/15/2023	1,081,440
330,000	Decatur Hospital Authority, 6.63%, 09/1/2031, Call 09/1/2023	383,005
1,065,000	El Paso Downtown Development Corp., 5.00%, 08/15/2026	1,234,697
3,000,000	Grand Parkway Transportation Corp., 5.00%, 10/1/2038, Call 04/1/2028	3,454,380
1,000,000	Harris County Cultural Education Facilities Finance Corp., 5.00%, 11/15/2022	1,113,320
1,110,000	Harris County Toll Road Authority, 5.00%, 08/15/2043, Call 02/15/2028	1,260,094
475,000	Jefferson County Industrial Development Corp., 8.25%, 07/1/2032, Call 07/1/2022	483,422
500,000	Mission Economic Development Corp., 4.63%, 10/1/2031, Call 10/1/20212 3	512,345
	New Hope Cultural Education Facilities Finance Corp.
600,000	4.75%, 04/1/2034, Call 04/1/2024	601,050
1,000,000	5.00%, 04/1/2039, Call 04/1/2024	1,006,640
2,505,000	5.00%, 07/1/2047, Call 07/1/2025	2,264,595
	New Hope Cultural Education Facilities Finance Corp., AGM
375,000	5.00%, 07/1/2038, Call 07/1/2027	414,937
1,500,000	5.00%, 04/1/2046, Call 04/1/2024	1,619,925
2,200,000	5.00%, 07/1/2048, Call 07/1/2027	2,400,530
830,000	Newark Higher Education Finance Corp., 5.00%, 06/15/2037, Call 06/15/2022	841,711
1,050,000	North Texas Municipal Water District, 5.00%, 06/1/2024	1,216,299
95,000	North Texas Tollway Authority, 6.00%, 01/1/2028, Call 04/4/2019	95,288
905,000	Northside Independent School District, PSF, 1.75%, 06/1/2032, Call 03/25/2019[1]	894,439
1,000,000	Port of Corpus Christi Authority of Nueces County, 5.00%, 12/1/2036, Call 12/1/2028	1,159,440
1,000,000	Red River Health Facilities Development Corp., 7.25%, 12/15/2047, Call 12/1/2021[6]	622,500
	SA Energy Acquisition Public Facility Corp.
1,000,000	5.50%, 08/1/2021	1,071,190
290,000	5.50%, 08/1/2027	343,627
1,750,000	San Antonio Independent School District, PSF, 5.00%, 08/15/2048, Call 08/15/2025	1,954,347
1,000,000	San Antonio Water System, 2.00%, 05/1/2043, Call 11/1/2021[1]	1,000,250
	State of Texas
2,000,000	5.00%, 10/1/2026, Call 10/1/2025	2,377,160
2,500,000	5.00%, 10/1/2036, Call 10/1/2025	2,865,175
	Tarrant County Cultural Education Facilities Finance Corp.
1,000,000	4.20%, 09/1/2025, Call 09/1/2023	1,083,000
2,000,000	5.00%, 11/15/2038, Call 05/15/2023	2,165,580
1,620,000	Texas City Industrial Development Corp., 4.13%, 12/1/2045, Call 02/4/2025	1,591,051
	Texas Municipal Gas Acquisition & Supply Corp. I
555,000	5.25%, 12/15/2025	652,136
155,000	6.25%, 12/15/2026	179,306
	Texas Municipal Gas Acquisition & Supply Corp. III
500,000	5.00%, 12/15/2028, Call 12/15/2022	542,810
500,000	5.00%, 12/15/2031, Call 12/15/2022	537,045
	Texas Private Activity Bond Surface Transportation Corp.
1,000,000	7.50%, 06/30/2032, Call 06/30/2020	1,072,330
1,345,000	7.00%, 06/30/2040, Call 06/30/2020	1,428,807
1,125,000	Texas Transportation Commission, 0.00%, 08/1/2040, Call 02/1/2029	414,877

45

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	TEXAS (Continued)
	Texas Water Development Board
$1,500,000	4.00%, 10/15/2037, Call 10/15/2027	$1,596,855
5,000,000	5.00%, 04/15/2049, Call 10/15/2028	5,746,000
	Town of Westlake
400,000	5.50%, 09/1/2025	400,628
200,000	6.13%, 09/1/2035, Call 09/1/2025	199,280
1,200,000	Uptown Development Authority, 5.00%, 09/1/2036, Call 09/1/2026	1,308,180
		69,918,278
	UTAH — 0.6%
	County of Utah
200,000	5.00%, 05/15/2036, Call 05/15/2028	232,340
3,000,000	5.00%, 05/15/2043, Call 05/15/2021	3,174,090
	Salt Lake City Corp. Airport Revenue
1,200,000	5.00%, 07/1/2026[2]	1,415,880
1,000,000	5.25%, 07/1/2048, Call 07/1/2028[2]	1,140,190
	Utah Charter School Finance Authority
280,000	3.63%, 06/15/2021[3]	277,060
1,300,000	4.50%, 07/15/2027[3]	1,286,545
500,000	5.25%, 06/15/2037, Call 06/15/2027[3]	501,625
		8,027,730
	VERMONT — 0.1%
500,000	Vermont Educational & Health Buildings Financing Agency, 6.25%, 01/1/2041, Call 01/1/2021	539,945
1,400,000	Vermont Student Assistance Corp., 5.00%, 06/15/2022[2]	1,512,826
		2,052,771
	VIRGINIA — 1.0%
715,000	Celebrate North Community Development Authority, 4.69%, 03/1/2018[6]	429,000
1,000,000	Chesapeake Bay Bridge & Tunnel District, 5.00%, 07/1/2046, Call 07/1/2026	1,091,290
400,000	Chesterfield County Economic Development Authority, 5.00%, 05/1/2023, Call 05/1/2019	401,828
1,450,000	Federal Home Loan Mortgage Corporation Multifamily Variable Rate Demand Certificates, 4.15%, 04/15/2025, Call 04/15/2020[2]	1,467,994
2,000,000	Hampton Roads Sanitation District, 5.00%, 10/1/2030, Call 10/1/2027	2,410,840
1,000,000	Hampton Roads Transportation Accountability Commission, 5.50%, 07/1/2057, Call 01/1/2028	1,177,410
	Roanoke Economic Development Authority, AGM
5,000	5.00%, 07/1/2038, Call 07/1/2020[1]	5,218
245,000	5.00%, 07/1/2038, Call 07/1/2020	253,007
	Virginia Commonwealth Transportation Board
1,000,000	5.00%, 05/15/2028, Call 11/15/2027	1,227,330
2,500,000	4.00%, 05/15/2031, Call 05/15/2026	2,717,200
	Virginia Small Business Financing Authority
80,000	6.00%, 01/1/2037, Call 07/1/2022[2]	87,431
130,000	5.50%, 01/1/2042, Call 07/1/2022[2]	138,888
1,000,000	5.00%, 12/31/2049, Call 06/30/2027[2]	1,079,690
1,750,000	5.00%, 12/31/2052, Call 06/30/2027[2]	1,884,295
		14,371,421
	WASHINGTON — 2.1%
2,000,000	Clark County School District No. 114 Evergreen, School Bond Gty, 4.00%, 12/1/2034, Call 06/1/2028	2,156,740
	County of King Sewer Revenue
1,750,000	2.60%, 01/1/2043, Call 03/1/2021[1]	1,767,185
1,500,000	5.00%, 07/1/2047, Call 01/1/2025	1,665,345
2,000,000	Energy Northwest, 5.00%, 07/1/2032, Call 07/1/2028	2,410,000
	King County Public Hospital District No. 4
705,000	5.00%, 12/1/2038, Call 12/1/2025	690,040
1,000,000	7.00%, 12/1/2040, Call 12/1/2021	1,027,050
	King County School District No. 406 Tukwila, School Bond Gty
2,190,000	4.00%, 12/1/2030, Call 06/1/2026	2,383,968
1,560,000	4.00%, 12/1/2031, Call 06/1/2026	1,682,725

46

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	WASHINGTON (Continued)
$205,000	Ocean Shores Local Improvement District, 7.25%, 02/1/2031	$250,000
1,500,000	Seattle Housing Authority, 1.25%, 04/1/2019, Call 03/25/2019	1,499,055
	State of Washington
2,000,000	5.00%, 08/1/2037, Call 08/1/2023	2,223,640
1,435,000	5.00%, 07/1/2039, Call 07/1/2028	1,645,687
1,000,000	5.00%, 06/1/2040, Call 06/1/2026	1,128,170
275,000	Tacoma Consolidated Local Improvement Districts, 5.75%, 04/1/2043, Call 03/20/2019	275,006
	Washington Health Care Facilities Authority
190,000	5.00%, 10/1/2032, Call 10/1/2028	223,945
1,000,000	3.14% (SIFMA Municipal Swap Index Yield+140 basis points), 01/1/2035, Call 07/1/2024[4]	1,017,040
1,500,000	6.38%, 10/1/2036, Call 04/4/2019	1,504,860
1,000,000	5.00%, 08/15/2037, Call 02/15/2028	1,131,580
1,820,000	5.00%, 03/1/2038, Call 03/1/2025	1,988,295
2,500,000	2.77% (LIBOR 1 Month+110 basis points), 01/1/2042, Call 01/1/2022[4]	2,530,900
1,000,000	Washington State Convention Center Public Facilities District, 5.00%, 07/1/2043, Call 07/1/2028	1,126,560
		30,327,791
	WEST VIRGINIA — 0.2%
1,000,000	Monongalia County Commission Special District, 5.50%, 06/1/2037, Call 06/1/2027[3]	1,025,200
1,000,000	West Virginia Parkways Authority, 5.00%, 06/1/2037, Call 06/1/2028	1,164,750
		2,189,950
	WISCONSIN — 1.1%
	Public Finance Authority
1,015,000	5.00%, 07/1/2022[2]	1,077,483
1,000,000	4.00%, 07/1/2027, Call 07/1/2024	1,038,850
500,000	5.75%, 02/1/2035, Call 02/1/2025	483,295
880,000	5.00%, 06/15/2037, Call 06/15/2024[3]	877,844
535,000	5.00%, 07/1/2037, Call 07/1/2024	563,023
1,000,000	5.00%, 09/30/2037, Call 09/30/2027[2]	1,101,180
1,000,000	6.50%, 12/1/2037, Call 12/1/2027[3]	1,111,820
500,000	5.75%, 04/1/2042, Call 04/1/2022	525,675
1,000,000	5.00%, 07/1/2042, Call 07/1/2022[2]	1,047,950
165,000	6.00%, 07/15/2042, Call 07/15/2022	172,479
450,000	5.50%, 03/1/2045, Call 03/1/2025[3]	462,226
1,000,000	5.63%, 07/1/2045, Call 07/1/2025[3]	1,008,110
196,361	3.75%, 07/1/2051, Call 03/15/20281 3	177,705
	Public Finance Authority, ACA
7,186	0.00%, 01/1/2046[3]	218
7,085	0.00%, 01/1/2047[3]	213
7,034	0.00%, 01/1/2048[3]	209
6,984	0.00%, 01/1/2049[3]	206
6,882	0.00%, 01/1/2050[3]	202
7,540	0.00%, 01/1/2051[3]	219
7,490	0.00%, 01/1/2052[3]	216
7,388	0.00%, 01/1/2053[3]	212
7,338	0.00%, 01/1/2054[3]	209
7,237	0.00%, 01/1/2055[3]	205
7,135	0.00%, 01/1/2056[3]	200
7,085	0.00%, 01/1/2057[3]	198
6,984	0.00%, 01/1/2058[3]	193
6,933	0.00%, 01/1/2059[3]	191
6,882	0.00%, 01/1/2060[3]	188
6,781	0.00%, 01/1/2061[3]	184
6,730	0.00%, 01/1/2062[3]	182
6,629	0.00%, 01/1/2063[3]	178
6,579	0.00%, 01/1/2064[3]	176
6,528	0.00%, 01/1/2065[3]	173
6,427	0.00%, 01/1/2066[3]	170
83,706	0.00%, 01/1/2067[3]	2,196
	University of Wisconsin Hospitals & Clinics
1,405,000	5.00%, 04/1/2038, Call 04/1/2023	1,514,183
1,000,000	5.00%, 04/1/2043, Call 10/1/2028	1,128,060
3,000,000	Village of Mount Pleasant, MORAL OBLIG, 5.00%, 04/1/2048, Call 04/1/2028	3,343,890
400,000	Wisconsin Health & Educational Facilities Authority, 5.50%, 08/15/2030, Call 08/15/2020	421,812
		16,061,923

47

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	WYOMING — 0.1%
$500,000	County of Campbell, 5.75%, 07/15/2039, Call 07/15/2019	$506,950
220,000	County of Sweetwater, 5.25%, 07/15/2026, Call 08/21/2019	223,417
		730,367
	TOTAL MUNICIPAL BONDS
	(Cost $794,990,976)	807,132,017

	CLOSED-END MUTUAL FUNDS — 0.6%
8,184	BlackRock Long-Term Municipal Advantage Trust	94,198
53,753	BlackRock MuniVest Fund, Inc.	480,552
31,817	BlackRock MuniYield Quality Fund, Inc.	444,483
72,299	Dreyfus Municipal Income, Inc.	589,237
127,431	Dreyfus Strategic Municipal Bond Fund, Inc.	968,476
30,359	Dreyfus Strategic Municipals, Inc.	236,193
23,539	DTF Tax-Free Income, Inc.	309,773
87,593	DWS Municipal Income Trust	947,756
17,462	Invesco Advantage Municipal Income Trust II	185,970
17,008	Invesco Municipal Opportunity Trust	201,715
23,118	Invesco Municipal Trust	274,873
11,819	Invesco Trust for Investment Grade Municipals	144,192
8,572	Neuberger Berman Municipal Fund, Inc.	118,979
37,184	Pioneer Municipal High Income Advantage Trust	391,176
123,034	Pioneer Municipal High Income Trust	1,411,200
108,960	Western Asset Managed Municipals Fund, Inc.	1,464,422
8,866	Western Asset Municipal Partners Fund, Inc.	127,848

	TOTAL CLOSED-END MUTUAL FUNDS
	(Cost $9,138,880)	8,391,043

	OPEN-END MUTUAL FUNDS — 26.6%
18,567,968	Vanguard Intermediate-Term Tax-Exempt Fund - Admiral Class	260,508,598
11,017,737	Vanguard Limited-Term Tax-Exempt Fund - Admiral Class	120,423,861

	TOTAL OPEN-END MUTUAL FUNDS
	(Cost $381,128,601)	380,932,459

	PRIVATE FUNDS — 12.7%
	MacKay Municipal Credit Opportunities Fund, LP*	30,611,954
	MacKay Municipal Opportunities Fund, LP*	150,467,223

	TOTAL PRIVATE FUNDS
	(Cost $170,000,000)	181,079,177

	SHORT-TERM INVESTMENT — 2.8%
40,628,520	BlackRock MuniCash - Institutional Shares, 1.55%[7]	40,632,583

	TOTAL SHORT-TERM INVESTMENT
	(Cost $40,630,942)	40,632,583

	TOTAL INVESTMENTS — 99.2%
	(Cost $1,395,889,399)	1,418,167,279
	Other assets less liabilities — 0.8%	11,011,193

	TOTAL NET ASSETS — 100.0%	$1,429,178,472

*	Non-income producing security.

[1]	Variable rate security.

[2]	Alternative Minimum Tax eligible security.

[3]

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

[4]	Floating rate security.

[5]	Rounds to less than 0.05%.

[6]	Security is in default.

[7]	The rate is the annualized seven-day yield at period end.

48

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2019

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AGM-CR – Assured Guaranty Municipal Custodial Receipts

AMBAC – American Municipal Bond Assurance Corporation

BAM – Build America Mutual Assurance Company

FGIC – Financial Guaranty Insurance Corporation

FHA – Federal Housing Administration

LIBOR – London Interbank Offered Rate

LP – Limited Partnership

NATL – National Public Finance Guarantee Corporation

NATL-RE – National Rural Utilities Cooperative Finance Corporation Reinsurance

OBLG – Obligation

PSF – Permanent School Fund Guaranteed

SAW – State Aid Withholding

SIFMA – Securities Industry and Financial Markets Association

See accompanying Notes to Financial Statements.

49

ASPIRIANT DEFENSIVE ALLOCATION FUND

SCHEDULE OF INVESTMENTS

As of February 28, 2019

Number of Shares		Value
	OPEN-END MUTUAL FUNDS — 62.0%
	ALTERNATIVE DIVERSIFIERS — 6.5%
2,624,414	Eaton Vance Global Macro Absolute Return Advantage Fund - Class R6	$25,666,769
1,697,301	GMO SGM Major Markets Fund - Class VI	54,483,349
		80,150,118
	CORE/ALTERNATIVE DIVERSIFIERS — 55.5%
14,682,683	GMO Benchmark-Free Allocation Fund - Class IV1	386,888,694
2,129,116	GMO Global Asset Allocation Fund - Class III	67,003,268
12,941,833	JPMorgan Global Allocation Fund - Class R6	234,635,441
		688,527,403
	TOTAL OPEN-END MUTUAL FUNDS
	(Cost $769,346,826)	768,677,521

	PRIVATE FUNDS — 23.0%
	ALTERNATIVE DIVERSIFIER — 8.9%
	Water Island Merger Arbitrage Institutional Commingled Fund, LP - Class A*	109,926,930
		109,926,930
	CORE DIVERSIFIERS — 14.1%
	All Weather Portfolio Limited*	124,562,891
	D. E. Shaw Orienteer International Fund, LP*	50,374,525
		174,937,416
	TOTAL PRIVATE FUNDS
	(Cost $281,330,244)	284,864,346

	SHORT-TERM INVESTMENT — 14.9%
185,282,339	JPMorgan Prime Money Market Fund - Institutional Shares, 2.50%[2]	185,337,924

	TOTAL SHORT-TERM INVESTMENT
	(Cost $185,314,226)	185,337,924

	TOTAL INVESTMENTS — 99.9%
	(Cost $1,235,991,296)	1,238,879,791
	Other assets less liabilities — 0.1%	906,092
	TOTAL NET ASSETS — 100.0%	$1,239,785,883

*	Non-income producing security.

[1]

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

[2]	The rate is the annualized seven-day yield at period end.

LP – Limited Partnership

See accompanying Notes to Financial Statements.

50

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

SCHEDULE OF INVESTMENTS

As of February 28, 2019

Number of Shares		Value
	OPEN-END MUTUAL FUNDS — 97.6%
	CORE — 86.3%
4,607,159	DoubleLine Total Return Bond Fund - I Class	$48,006,595
4,867,607	MetWest Total Return Bond Fund - Plan Class	47,945,927
2,521,418	PIMCO Income Fund - Institutional Class	30,130,949
4,942,949	Vanguard Total Bond Market Index Fund - Institutional Class[1]	51,900,959
		177,984,430
	OPPORTUNISTIC — 11.3%
377,837	GMO Emerging Country Debt Fund - Class IV	10,114,691
2,310,080	Vanguard High-Yield Corporate Fund - Admiral Class	13,236,755
		23,351,446
	TOTAL OPEN-END MUTUAL FUNDS
	(Cost $201,100,972)	201,335,876

	SHORT-TERM INVESTMENT — 2.3%
4,758,529	JPMorgan Prime Money Market Fund - Institutional Shares, 2.50%[2]	4,759,957

	TOTAL SHORT-TERM INVESTMENT
	(Cost $4,758,978)	4,759,957

	TOTAL INVESTMENTS — 99.9%
	(Cost $205,859,950)	206,095,833
	Other assets less liabilities — 0.1%	260,601

	TOTAL NET ASSETS — 100.0%	$206,356,434

[1]

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

51

ASPIRIANT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

As of February 28, 2019

	Risk-Managed Equity Allocation Fund		Risk-Managed Municipal Bond Fund	Defensive Allocation Fund	Risk-Managed Taxable Bond Fund*
ASSETS:
Investments, at value (cost $1,058,504,427, $1,395,889,399, $1,235,991,296 and $205,859,950, respectively)	$1,165,459,693		$1,418,167,279	$1,238,879,791	$206,095,833
Cash	226,859		1,000,000	—	—
Foreign currency, at value (cost $426,182, $0, $0 and $0, respectively)	424,584		—	—	—
Receivables:
Fund shares sold	932,815		989,896	893,254	327,805
Dividends and interest	1,244,265		9,685,221	341,713	18,242
Other prepaid expenses	29,671		17,585	47,025	41,699
Total assets	1,168,317,887		1,429,859,981	1,240,161,783	206,483,579

LIABILITIES:
Payables:
Securities lending collateral	31,369,528		—	—	—
Due to Adviser	133,734		229,395	93,443	12,388
Accrued fund accounting fees	245,919		286,295	185,938	48,227
Accrued administrative servicing fees	42,399		32,406	9,226	4,644
Accrued custody fees	39,509		19,564	3,105	2,313
Accrued fund administration fees	23,296		29,667	25,476	4,487
Accrued Trustees' fees	9,844		9,844	9,844	9,844
Accrued transfer agent fees and expenses	6,111		6,062	6,154	5,994
Accrued Chief Compliance Officer fees	1,250		1,250	1,250	1,250
Accrued other expenses	76,891		67,026	41,464	37,998
Total liabilities	31,948,481		681,509	375,900	127,145

NET ASSETS	$1,136,369,406		$1,429,178,472	$1,239,785,883	$206,356,434

NET ASSETS CONSIST OF:
Paid-in capital (unlimited shares authorized, no par value)	$1,002,094,080		$1,409,918,730	$1,248,223,097	$205,188,332
Total distributable earnings (losses)	134,275,326		19,259,742	(8,437,214)	1,168,102
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$1,136,369,406		$1,429,178,472	$1,239,785,883	$206,356,434

SHARES ISSUED AND OUSTANDING	87,293,675	^	141,923,106	121,124,574	20,666,403
NET ASSET VALUE PER SHARE	$13.02		$10.07	$10.24	$9.99

^	Advisor Shares
*	Commenced operations as of the close of business on March 29, 2018.

See accompanying Notes to Financial Statements.

52

ASPIRIANT TRUST

STATEMENTS OF OPERATIONS

For the Year Ended February 28, 2019

	Risk-Managed Equity Allocation Fund	Risk-Managed Municipal Bond Fund	Defensive Allocation Fund	Risk-Managed Taxable Bond Fund*
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $494,868, $0, $0 and $0, respectively)	$21,146,636	$7,438,152	$23,228,796	$4,157,672
Interest	2,502,250	35,836,865	1,829,976	270,455
Securities lending income	279,935	—	—	—
Total investment income	23,928,821	43,275,017	25,058,772	4,428,127

EXPENSES:
Advisory fees	2,612,965	3,542,263	1,209,022	289,847
Administrative services fees	1,088,648	1,311,954	1,209,022	115,952
Fund accounting fees	371,845	431,602	286,330	56,345
Fund administration fees	291,657	351,661	323,884	31,163
Registration fees	76,135	112,715	158,047	30,167
Custody fees	64,902	30,342	4,892	3,221
Audit fees	63,893	67,833	31,783	33,250
Legal fees	59,407	43,792	51,464	23,839
Trustees' fees and expenses	38,437	38,437	38,437	38,437
Transfer agent fees and expenses	36,929	36,367	37,450	32,597
Chief Compliance Officer fees	15,415	15,415	15,415	13,750
Insurance fees	14,978	14,978	14,978	7,182
Shareholder reporting fees	9,512	6,071	10,219	8,600
Regulatory services	7,600	8,867	6,867	6,867
Other expenses	25,200	6,054	5,935	5,750
Total expenses	4,777,523	6,018,351	3,403,745	696,967
Less: Advisory fees waived	(870,748)	(659,980)	—	(197,095)
Less: Administrative services fees waived	(687,078)	(960,770)	(1,088,094)	(81,171)
Net expenses	3,219,697	4,397,601	2,315,651	418,701
Net investment income	20,709,124	38,877,416	22,743,121	4,009,426

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(17,639,572)	(3,237,093)	(8,870,920)	1,340
Foreign currency translations	(338,412)	—	—	—
Capital gain distributions	45,781,776	6,130	298,059	—
Total net realized gain (loss)	27,803,792	(3,230,963)	(8,572,861)	1,340
Net change in unrealized appreciation (depreciation) on:
Investments	(19,959,497)	13,304,826	(37,122,319)	235,883
Foreign currency translations	(21,338)	—	—	—
Total net change in unrealized appreciation (depreciation)	(19,980,835)	13,304,826	(37,122,319)	235,883
Net realized and unrealized gain (loss)	7,822,957	10,073,863	(45,695,180)	237,223
Net Increase (Decrease) in Net Assets from Operations	$28,532,081	$48,951,279	$(22,952,059)	$4,246,649

*	Commenced operations as of the close of business on March 29, 2018.

See accompanying Notes to Financial Statements.

53

ASPIRIANT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Risk-Managed Equity Allocation Fund		Risk-Managed Municipal Bond Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGES IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$20,709,124	$18,844,823	$38,877,416	$30,632,062
Net realized gain (loss) on investments and foreign currency	27,803,792	34,745,735	(3,230,963)	1,126,705
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(19,980,835)	77,346,098	13,304,826	112,429
Net increase in net assets resulting from operations	28,532,081	130,936,656	48,951,279	31,871,196

DISTRIBUTIONS TO SHAREHOLDERS^#:
Total distributions to shareholders	(47,741,084)	(26,397,691)	(42,322,343)	(32,314,742)

CAPITAL SHARE TRANSACTIONS^:
Shares sold	252,721,636	249,516,310	398,761,895	403,981,553
Shares issued for reinvestment of distributions	45,836,890	25,000,900	40,734,369	31,038,629
Shares redeemed	(182,829,069)	(100,870,728)	(267,783,284)	(166,169,389)
Net increase from capital share transactions	115,729,457	173,646,482	171,712,980	268,850,793

Total increase in net assets	$96,520,454	$278,185,447	$178,341,916	$268,407,247

NET ASSETS:
Beginning of year	1,039,848,952	761,663,505	1,250,836,556	982,429,309
End of year	$1,136,369,406	$1,039,848,952	$1,429,178,472	$1,250,836,556

TRANSACTIONS IN SHARES^:
Shares sold	19,397,633	19,558,879	39,875,359	39,912,912
Shares issued for reinvestment of distributions	3,781,922	1,909,460	4,086,565	3,073,715
Shares redeemed	(14,229,075)	(7,829,666)	(26,801,410)	(16,463,582)
Net increase	8,950,480	13,638,673	17,160,514	26,523,045

^	Represents Advisor Shares transactions for Aspiriant Risk-Managed Equity Allocation Fund.
#

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See accompanying Notes to Financial Statements.

54

ASPIRIANT TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Defensive Allocation Fund		Risk-Managed Taxable Bond Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Period Ended February 28, 2019*
CHANGES IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$22,743,121	$14,281,682	$4,009,426
Net realized gain (loss) on investments	(8,572,861)	22,694,710	1,340
Net change in unrealized appreciation (depreciation) on investments	(37,122,319)	24,894,823	235,883
Net increase/(decrease) in net assets resulting from operations	(22,952,059)	61,871,215	4,246,649

DISTRIBUTIONS TO SHAREHOLDERS*#:
Total distributions to shareholders	(42,680,454)	(21,140,375)	(3,127,613)

CAPITAL SHARE TRANSACTIONS:
Shares sold	487,945,866	557,119,353	232,378,791
Shares issued for reinvestment of distributions	40,797,764	20,280,079	2,991,318
Shares redeemed	(347,156,797)	(62,010,105)	(30,132,711)
Net increase from capital share transactions	181,586,833	515,389,327	205,237,398

Total increase in net assets	$115,954,320	$556,120,167	$206,356,434

NET ASSETS:
Beginning of period	1,123,831,563	567,711,396	—
End of period	$1,239,785,883	$1,123,831,563	$206,356,434

TRANSACTIONS IN SHARES:
Shares sold	47,008,593	52,588,221	23,412,185
Shares issued for reinvestment of distributions	4,171,550	1,905,209	303,627
Shares redeemed	(33,930,883)	(5,797,927)	(3,049,409)
Net increase	17,249,260	48,695,503	20,666,403

*	Commenced operations as of the close of business on March 29, 2018.
#

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See accompanying Notes to Financial Statements.

55

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

FINANCIAL HIGHLIGHTS - ADVISOR SHARES

Per share income and capital changes for a share outstanding throughout each year.

	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015
Net asset value, beginning of year	$13.27	$11.77	$10.50	$11.53	$11.00

Income from Investment Operations:
Net investment income	0.26	0.25	0.19	0.15	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.08	1.61	1.34	(0.99)	0.52
Total from investment operations	0.34	1.86	1.53	(0.84)	0.56

Less Distributions:
From net investment income	(0.26)	(0.29)	(0.20)	0.00 (1)	(0.03)
From net realized gain	(0.33)	(0.07)	(0.06)	(0.19)	—
Total distributions	(0.59)	(0.36)	(0.26)	(0.19)	(0.03)

Net asset value, end of year	$13.02	$13.27	$11.77	$10.50	$11.53

Total return	2.83%	15.80%	14.63%	(7.33)%	5.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$1,136,369	$1,039,849	$761,664	$381,654	$301,750
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver	0.44%	0.44%	0.59%	1.05%	1.81%
Expense waiver	(0.14)%	(0.16)%	(0.08)%	(0.04)%	—%
Total expenses after expense waiver	0.30%	0.28%	0.51%	1.01%	1.81%
Net investment income	1.90%	2.05%	2.02%	1.40%	0.37%
Portfolio turnover rate	79%	38%	89%	83%	101%

(1)	Rounds to less than 0.005.

See accompanying Notes to Financial Statements.

56

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended February 28, 2019	Year Ended February 28, 2018		Year Ended February 28, 2017	Period Ended February 29, 2016*
Net asset value, beginning of period	$10.03	$10.00		$10.23	$10.00

Income from Investment Operations:
Net investment income	0.30	0.28		0.28	0.20
Net realized and unrealized gain (loss) on investments	0.06	0.05		(0.22)	0.18
Total from investment operations	0.36	0.33		0.06	0.38

Less Distributions:
From net investment income	(0.32)	(0.30)		(0.28)	(0.15)
From net realized gain	—	(0.00	)(1)	(0.01)	—
Total distributions	(0.32)	(0.30)		(0.29)	(0.15)

Net asset value, end of period	$10.07	$10.03		$10.00	$10.23

Total return	3.71%	3.35%		0.60%	3.86	%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,429,178	$1,250,837		$982,429	$678,272
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver	0.46%	0.46%		0.51%	0.61	%(3)
Expense waiver	(0.12)%	(0.11)%		(0.07)%	(0.07	)%(3)
Total expenses after expense waiver	0.34%	0.35%		0.44%	0.54	%(3)
Net investment income	2.96%	2.80%		2.85%	3.32	%(3)
Portfolio turnover rate	16%	28%		20%	0	%(1) (2)

*	Commenced operations as of the close of business on July 1, 2015.

(1)	Rounds to less than 0.005.

(2)	Not annualized.

(3)	Annualized.

See accompanying Notes to Financial Statements.

57

ASPIRIANT DEFENSIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2017		Period Ended February 29, 2016*
Net asset value, beginning of period	$10.82	$10.29	$9.77		$10.00

Income from Investment Operations:
Net investment income	0.21	0.15	0.11		0.00	(1)
Net realized and unrealized gain (loss) on investments	(0.39)	0.61	0.53		(0.23)
Total from investment operations	(0.18)	0.76	0.64		(0.23)

Less Distributions:
From net investment income	(0.22)	(0.16)	(0.12)		—
From net realized gain	(0.18)	(0.07)	(0.00	)(1)	—
Total distributions	(0.40)	(0.23)	(0.12)		—

Net asset value, end of period	$10.24	$10.82	$10.29		$9.77

Total return	(1.46)%	7.44%	6.54%		(2.30	)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,239,786	$1,123,832	$567,711		$127,729
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver	0.28%	0.30%	0.35%		0.78	%(3)
Expense waiver	(0.09)%	(0.08)%	(0.07)%		(0.07	)%(3)
Total expenses after expense waiver	0.19%	0.22%	0.28%		0.71	%(3)
Net investment income (loss)	1.88%	1.63%	1.55%		(0.20	)%(3)
Portfolio turnover rate	29%	37%	16%		0	%(2)

*	Commenced operations as of the close of business on December 14, 2015.

(1)	Rounds to less than 0.005.

(2)	Not annualized.

(3)	Annualized.

See accompanying Notes to Financial Statements.

58

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

	Period Ended February 28, 2019*
Net asset value, beginning of period	$10.00

Income from Investment Operations:
Net investment income	0.26
Net realized and unrealized gain (loss) on investments	(0.05)
Total from investment operations	0.21

Less Distributions:
From net investment income	(0.22)
Total distributions	(0.22)

Net asset value, end of period	$9.99

Total return	2.16	%(1)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$206,356
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver	0.60	%(2)
Expense waiver	(0.24	)%(2)
Total expenses after expense waiver	0.36	%(2)
Net investment income	3.46	%(2)
Portfolio turnover rate	0	%(1)

*	Commenced operations as of the close of business on March 29, 2018.

(1)	Not annualized.

(2)	Annualized.

See accompanying Notes to Financial Statements.

59

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS

February 28, 2019

1.	ORGANIZATION

Aspiriant Trust, which was organized on November 22, 2011, is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company (the “Trust”). The Trust currently consists of the following four diversified portfolios: Aspiriant Risk-Managed Equity Allocation Fund (the “Equity Allocation Fund”), which commenced operations on April 4, 2013, Aspiriant Risk-Managed Municipal Bond Fund (the “Municipal Bond Fund”), which commenced operations on July 1, 2015, Aspiriant Defensive Allocation Fund (the “Defensive Allocation Fund”), which commenced operations on December 14, 2015, and Aspiriant Risk-Managed Taxable Bond Fund (the “Taxable Bond Fund”, together with the Equity Allocation Fund, the Municipal Bond Fund, and the Defensive Allocation Fund, each individually referred to as a “Fund” or collectively, the “Funds”), which commenced operations on March 29, 2018. The Equity Allocation Fund has established two classes of shares: Advisor Shares and Institutional Shares. Only Advisor Shares have been offered and issued to date. The Municipal Bond Fund, the Defensive Allocation Fund, and the Taxable Bond Fund have each established, offered and issued only one class of shares. The Funds’ investment objectives are as follows:

The Equity Allocation Fund - The investment objective of the Equity Allocation Fund is to achieve long-term capital appreciation while considering federal tax implications of investment decisions. Under normal circumstances, the Equity Allocation Fund seeks to achieve its investment goal by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The types of equity securities the Fund will invest in include common stock, preferred stock, and depositary receipts. The Fund also may invest in securities that provide exposure to equity securities (i.e. rights, warrants, and investment company shares). The Fund will hold a broad and diverse group of equity securities of companies in countries with developed and emerging markets. The Fund may invest in companies of any market capitalization. The adviser and sub-advisers generally will consider selling securities when other securities are identified that may result in a better opportunity.

The Municipal Bond Fund - The investment objective of the Municipal Bond Fund is to seek total return on investment through income exempt from regular federal income taxes and through capital appreciation. Under normal circumstances, the Municipal Bond Fund seeks to achieve its investment goal by investing at least 80% of its total assets in municipal securities that pay income that is exempt from regular federal personal income tax. These municipal securities include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities, and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam), which may include a focus on the California municipal securities market. The Municipal Bond Fund may invest without limit in securities that generate income subject to the federal alternative minimum tax. The Municipal Bond Fund may invest in bonds of any maturity and duration. The Municipal Bond Fund may invest in securities of other investment companies, including open-end and closed-end funds, exchange-traded funds (“ETFs”) and private funds that invest primarily in securities of the types in which the Municipal Bond Fund may invest directly.

The Defensive Allocation Fund – The investment objective of the Defensive Allocation Fund is to achieve long-term investment returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes. Under normal circumstances, the Defensive Allocation Fund seeks to achieve its investment objective by investing primarily in underlying funds (the “Underlying Funds”) and may, to a limited extent, invest in separately managed accounts (“SMAs”), which are private portfolios of securities for individual accounts. The Fund seeks to provide a return that has lower volatility than traditional asset classes (i.e., public equity and investment grade bonds) by combining several non-traditional or alternative asset class exposures, including investments that focus on a specialized asset class (i.e., long-short strategies).

60

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

1.	ORGANIZATION (Continued)

The Defensive Allocation Fund’s exposures may include global equities, global fixed income, market neutral, global macro, managed futures, relative value, long/short equity, long/short debt, merger arbitrage, convertible arbitrage, security arbitrage, managed futures, derivatives and other non-traditional strategies.

The Taxable Bond Fund – The investment objective of the Taxable Bond Fund is to maximize long-term total return. The Fund invests primarily in Underlying Funds and may, to a limited extent, invest in SMAs. To achieve its investment objective, under normal market conditions, the Fund invests through Underlying Funds and SMAs at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds and other fixed income securities. The Fund intends to allocate its assets to Underlying Funds and SMAs that primarily invest in various types of bonds and other securities, typically government and agency bonds, corporate bonds, notes, mortgage-related and asset-backed securities, collateralized debt obligations, zero coupon bonds, bank loans, money market instruments, repurchase agreements, swaps, futures, options, credit default swaps, private placements and restricted securities. These investments may have interest rates that are fixed, variable or floating. The Underlying Funds and SMAs may invest in the U.S. and abroad, including international and emerging markets, and may purchase securities of any credit rating and varying maturities issued by domestic and foreign corporations, entities and governments.

Aspiriant, LLC (the “Adviser”) serves as the investment adviser to the Funds. The Board of Trustees (“Trustees”) of the Trust (the “Board”) has the overall responsibility for monitoring the operations of the Trust and the Funds, including the Adviser.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Trust is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(a)	Securities Valuations

Securities are valued at market value as of the regularly scheduled close of trading (generally 4:00 p.m. Eastern time) on each business day when the New York Stock Exchange (“NYSE”) is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by NASDAQ®. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ®. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board. Debt securities including listed issues, are valued by using an evaluated mean price furnished by an independent pricing service, which may use matrix and valuation models as necessary to formulate its prices.

In the case of certain foreign securities, the local exchange close occurs at various times before the close of the NYSE. Therefore, foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust

61

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(a)	Securities Valuations (Continued)

local close prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets in determining fair value as of the time each Fund calculates its net asset value (“NAV”). Foreign currency exchange rates are generally determined at the close of the NYSE.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV.

The investments in private funds, that are not publicly traded, such as limited partnerships, limited liability companies and exempted companies, are typically valued using NAV as a practical expedient, as reported by the private funds’ managers and their agents, when the NAV is calculated in a manner consistent with measurement principles in FASB ASC Topic 946 for investment companies. Such values are calculated according to the valuation policies of the particular private fund. Investments in private funds are subject to the terms of the private funds’ offering documents. Valuations of the private funds may be subject to estimates and are net of management, performance incentive fees or allocations payable to the private funds’ managers as required by the private funds’ offering documents.

The Board oversees the Trust’s Valuation Committee, whose actions are reported to the Board at least quarterly and more frequently, if appropriate.

(b)	Fair Value Measurements and Disclosures

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those investments. These inputs are summarized into three broad levels as described below:

●	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities;

●

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads, cash collateral received as part of the securities lending program, and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.); or

●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The Trust measures the fair value of its investments in private funds that do not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment, which may impact the fair value of the investment, are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Trust is permitted to invest in private fund investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

62

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

The following is a summary of the inputs used, as of February 28, 2019, in valuing the Equity Allocation Fund’s assets. Investments valued using NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the Schedule of Investments:

Assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
Common Stock
Australia	$—	$1,982,169	$—	$—	$1,982,169
Austria	—	1,506,761	—	—	1,506,761
Belgium	—	6,482,751	—	—	6,482,751
Bermuda	5,494,280	3,434,669	—	—	8,928,949
Brazil	1,241,873	—	—	—	1,241,873
Canada	13,061,016	—	—	—	13,061,016
Chile	1,965,020	—	—	—	1,965,020
China	916,806	4,226,590	—	—	5,143,396
Colombia	64,679	—	—	—	64,679
Curacao	38,184	—	—	—	38,184
Denmark	206,373	2,275,445	—	—	2,481,818
Finland	—	1,358,223	—	—	1,358,223
France	64,399	4,442,044	—	—	4,506,443
Germany	175,040	2,611,632	—	—	2,786,672
Guernsey	1,303,617	85,205	—	—	1,388,822
Hong Kong	4,998,506	17,363,142	—	—	22,361,648
India	1,384,595	—	—	—	1,384,595
Indonesia	155,220	—	—	—	155,220
Ireland	1,777,065	—	—	—	1,777,065
Isle of Man	—	43,019	—	—	43,019
Israel	4,635,724	297,808	—	—	4,933,532
Italy	835,669	4,128,148	—	—	4,963,817
Japan	3,650,632	38,385,927	—	—	42,036,559
Netherlands	260,470	424,911	—	—	685,381
New Zealand	—	2,067,317	—	—	2,067,317
Norway	—	3,015,761	—	—	3,015,761
Philippines	197,339	—	—	—	197,339
Portugal	—	398,781	—	—	398,781
Singapore	550,577	2,317,317	—	—	2,867,894
South Korea	1,610,931	—	—	—	1,610,931
Spain	—	298,855	—	—	298,855
Sweden	268,842	3,580,173	—	—	3,849,015
Switzerland	2,337,716	8,827,691	—	—	11,165,407
Taiwan	6,808,961	—	—	—	6,808,961
Thailand	207,414	—	—	—	207,414

63

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

Assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
Common Stock (Continued)
United Kingdom	$6,722,822	$13,082,706	$—	$—	$19,805,528
United States	164,550,666	—	—	—	164,550,666
Exchange-Traded Funds	331,993,920	—	—	—	331,993,920
Closed-End Mutual Fund	—	25,806	—	—	25,806
Open-End Mutual Fund	244,604,687	—	—	—	244,604,687
Preferred Stocks
Germany	—	2,450,817	—	—	2,450,817
Private Fund	—	—	—	55,285,955	55,285,955
Short-Term Investments	151,607,499	31,369,528	—	—	182,977,027
Total Investments	$953,690,542	$156,483,196	$—	$55,285,955	$1,165,459,693

Certain investments valued using the NAV as a practical expedient in which the Equity Allocation Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, redemption frequency and gates. The following is a listing of these investments held by the Equity Allocation Fund and their attributes as of February 28, 2019:

Investment Category	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period (in Months)	Redemption Terms
Private Funds – Long/Short Equity(a)	$55,285,955	N/A	Indefinite	Monthly	2	N/A
	$55,285,955	N/A

(a)	This category includes funds that employ long and short trading in common stock and preferred stock of U.S. and foreign issuers and attempt to achieve capital appreciation.

The following is a summary of the inputs used, as of February 28, 2019, in valuing the Municipal Bond Fund’s assets. Investments valued using NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the Schedule of Investments:

Assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
Municipal Bonds	$—	$807,132,017	$—	$—	$807,132,017
Closed-End Mutual Funds	8,391,043	—	—	—	8,391,043
Open-End Mutual Funds	380,932,459	—	—	—	380,932,459
Private Funds	—	—	—	181,079,177	181,079,177
Short-Term Investment	40,632,583	—	—	—	40,632,583
Total Investments	$429,956,085	$807,132,017	$—	$181,079,177	$1,418,167,279

64

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

Certain investments valued using the NAV as a practical expedient in which the Municipal Bond Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, redemption frequency and gates. The following is a listing of these investments held by the Municipal Bond Fund and their attributes as of February 28, 2019:

Investment Category	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period (in Days)	Redemption Terms
Private Funds - Fixed Income Relative-Value (a)	$181,079,177	N/A	Indefinite	Monthly - Quarterly	30 - 65	N/A - 25% investor level gate, if redemptions exceed 25% of total fund's assets
	$181,079,177	N/A

(a)	This category includes funds that apply both a top-down overlay and bottom-up credit research in the construction of U.S. tax exempt and taxable portfolios.

The following is a summary of the fair value as percentage of net assets, and liquidity provisions for investments valued using the NAV as a practical expedient constituting greater than 5% of the Municipal Bond Fund’s net assets as of February 28, 2019:

Private Fund	Fair Value as % of Net Assets	Investment Strategy	Valuation Policy of Leveraged Investment	Redemption Frequency	Redemption Terms
MacKay Municipal Opportunities Fund, LP	10.5%	Fixed Income Relative-Value	The net asset value will be the value of all assets of the fund (including accrued interest and dividends) less all of the liabilities of the fund.	Monthly	N/A

The following is a summary of the inputs used, as of February 28, 2019, in valuing the Defensive Allocation Fund’s assets. Investments valued using NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the Schedule of Investment:

65

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

Assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
Open-End Mutual Funds:
Alternative Diversifiers	$80,150,118	$—	$—	$—	$80,150,118
Core/Alternative Diversifiers	688,527,403	—	—	—	688,527,403
Private Funds:
Alternative Diversifier	—	—	—	109,926,930	109,926,930
Core Diversifiers	—	—	—	174,937,416	174,937,416
Short-Term Investment	185,337,924	—	—	—	185,337,924
Total Investments	$954,015,445	$—	$—	$284,864,346	$1,238,879,791

Certain investments valued using the NAV as a practical expedient in which the Defensive Allocation Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, redemption frequency and gates. The following is a listing of these investments held by the Defensive Allocation Fund and their attributes as of February 28, 2019:

Investment Category	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period (in Business Days)	Redemption Terms
Private Funds –
Merger Arbitrage (a)	$109,926,930	N/A	Indefinite	Daily	3	N/A
Risk Parity (b)	174,937,416	N/A	Indefinite	Monthly	5-10	N/A
	$284,864,346	N/A

(a)	This category includes the funds that primarily focus on definitive merger arbitrage opportunities and aim to capture idiosyncratic spread returns by investing in securities of, and financial instruments relating to, companies subject to publicly announced mergers and acquisitions.

(b)	This category includes the funds that hold a globally diversified portfolio with approximately equal risk allocations across equities, developed market sovereign bonds, credit (e.g., corporate and emerging country debt) and inflation hedges (e.g., commodities and inflation linked sovereign debt), and some relative value positions to drive outperformance or fund alpha.

66

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

The following is a summary of the fair value as percentage of net assets, and liquidity provisions for investments valued using the NAV as a practical expedient constituting greater than 5% of the Defensive Allocation Fund’s net assets as of February 28, 2019:

Private Funds	Fair Value as % of Net Assets	Investment Strategy	Valuation Policy of Leveraged Investment	Redemption Frequency	Redemption Terms
Water Island Merger Arbitrage Institutional Commingled Fund, LP – Class A	8.9%	Merger Arbitrage	The net asset value will be the value of all assets of the fund less all of the liabilities of the fund.	Daily	N/A
All Weather Portfolio Limited	10.0%	Risk Parity	The net asset value will be the value of all assets of the fund less all of the liabilities of the fund.	Monthly	N/A

The following is a summary of the inputs used, as of February 28, 2019, in valuing the Taxable Bond Fund’s assets:

Assets	Level 1	Level 2	Level 3	Total
Open-End Mutual Funds:
Core	$177,984,430	$—	$—	$177,984,430
Opportunistic	23,351,446	—	—	23,351,446
Short-Term Investment	4,759,957	—	—	4,759,957
Total Investments	$206,095,833	$—	$—	$206,095,833

(c)	Security Transactions and Related Investment Income

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums using the effective interest method. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Realized gains and losses on investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

(d)	Foreign Currency and Risk

i.	Assets and liabilities — at the closing rate of exchange as of 4:00 p.m. Eastern time on February 28, 2019.

ii.

Purchases and sales of investment securities, income and expenses are recorded at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

67

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(d)	Foreign Currency and Risk (Continued)

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments on the Statement of Operations.

Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rate.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

(e)	Securities Lending

The Funds may participate in a securities lending program, providing portfolio securities to brokers, dealers, and financial institutions. When the Funds participate in securities lending they will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. As collateral, the Funds receive cash (“Cash Collateral”) or securities, such as various government securities or common stocks listed on certain indices (“Non-Cash Collateral”) in return for the securities and records a corresponding payable for collateral due to the respective broker. The amount of collateral received is maintained at a minimum level of 102% of the prior day’s market value on securities loaned. Investment transactions, including securities on loan and the related collateral, are recorded on a trade date basis. Cash Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates), and money market funds. The valuation of collateral is discussed in “Securities Valuations” in Note 2 of the Notes to the Financial Statements. When the Funds lend their portfolio securities, they are subject to the risk that they may not be able to get the portfolio securities back from the borrower on a timely basis, in which case the Funds may lose certain investment opportunities. The Funds also are subject to the risks associated with the investments received as collateral from the borrower.

For the year ended February 28, 2019, the Municipal Bond Fund, Defensive Allocation Fund and Taxable Bond Fund had not participated in a securities lending program. The Equity Allocation Fund’s securities on loan were appropriately collateralized at February 28, 2019. Cash Collateral received as part of the Equity Allocation Fund’s securities lending program was invested in the following securities as of February 28, 2019:

Description	Value
Repurchase Agreement with Nomura Securities Co., Ltd., 2.55%*#	$9,810,000
Repurchase Agreement with Deutsche Bank Securities, Inc., 2.50%*#	6,578,753
Repurchase Agreement with Bank of America N.A., 2.57%* #	5,000,000
Repurchase Agreement with Pershing, LLC, 2.55%*#	3,000,000
Yankee CD with Svenska Handelsbank NY, 2.65%*	1,003,429

68

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(e)	Securities Lending (Continued)

Description (Continued)	Value
Commercial Paper with National Bank of Canada, 2.78%*	$1,000,000
Time Deposit with Landesbank Baden Wuerttemberg, Stuttgart, 2.40%*	1,000,000
Time Deposit with Bred Banque Populaire, 2.44%*	1,000,000
Time Deposit with Bank of Montreal, London, 2.40%*	1,000,000
Eurodollar Zero Coupon CD with Sumitomo Mitsui Trust Bank, LTD, London, 2.81%*	990,567
Commercial Paper with Sheffield Receivable Corp., 2.89%*	986,779
Total	$31,369,528

*	The rate shown is the annualized 7-day yield as of February 28, 2019.

#	The repurchase agreements are collateralized by various fixed income U.S. Government Agency and U.S. Treasury Securities in the amount of $24,876,528

As of February 28, 2019, the Equity Allocation Fund held Non-Cash Collateral in the amount of $7,111,766 which consisted of U.S. Treasury Securities.

The Equity Allocation Fund pays a portion of net revenue from securities lending to JPMorgan Chase Bank, N.A. (“JPM”) for its services as the securities lending agent. The securities lending income as shown in the Statement of Operations is net of these expenses. For the year ended February 28, 2019, the Equity Allocation Fund paid $119,287 to JPM from securities lending revenue.

(f)	Distributions to Shareholders

The Municipal Bond Fund and Taxable Bond Fund intend to pay dividends from net investment income at least quarterly. The Equity Allocation Fund and Defensive Allocation Fund intend to pay dividends from net investment income at least annually. The Funds intend to distribute all or substantially all of their net realized capital gains (reduced by available capital loss carryforwards from prior years) at least annually. Distributions are recorded on the ex-dividend date. The Funds distinguish between distributions on a tax basis and a financial reporting basis. U.S. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. The final determination of tax characteristics of each individual Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

(g)	Amortization

Discounts and premiums on securities purchased are amortized over the life of the respective securities.

(h)	Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

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ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(i)	Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

(j)	Federal Income Taxes

Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing each Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years for all major jurisdictions, which the Funds consider to be its federal income tax filings. The open tax years include the current year plus the prior three tax years, or all years if the Funds have been in existence for less than three years. As of and during the year ended February 28, 2019, the Funds did not record a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

(a)	Investment Advisory Fees

The Adviser provides investment advisory services to the Funds pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust. In consideration for such services the Funds will pay the Adviser a fee based on the average daily net assets, computed and accrued daily and paid monthly in arrears. Pursuant to an administrative services agreement (the “Administration Agreement”) with the Trust, the Adviser is entitled to a fee based on the average daily net assets, computed and accrued daily and paid monthly in arrears, for providing administrative services to the Funds that include the selection and monitoring of investment sub-advisers, negotiation of investment sub-advisory agreements, data gathering regarding investments, liaison with outside service providers such as the administrator, transfer agent, custodian, auditors and accountants, creation of investor communications, and other such activities.

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NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (Continued)

(a)	Investment Advisory Fees (Continued)

Equity Allocation Fund – For the advisory services it provides pursuant to the Advisory Agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.24% of the Equity Allocation Fund’s average daily net assets. The Adviser has contractually agreed, however, to waive its advisory fee from 0.24% to 0.16% through June 30, 2019. The advisory fee waiver is not subject to recoupment. During the year ended February 28, 2019, the Adviser waived $870,748 of its advisory fee for the Equity Allocation Fund.

Under the Administration Agreement, the Equity Allocation Fund agreed to pay the Adviser at an annual rate of 0.10% of average daily net assets. The Adviser has agreed to voluntarily waive a portion of the administrative services fee under the Administration Agreement that is not subject to recoupment. From March 1, 2018 to June 30, 2018, the Adviser voluntarily waived expenses at a rate of 0.09% of average daily net assets such that the Fund was incurring a net administrative services fee at an annual rate of 0.01% of average daily net assets. Effective July 1, 2018, the Adviser voluntarily agreed to waive expenses at a rate of 0.05% of average daily net assets such that the Fund was incurring a net administrative services fee at an annual rate of 0.05% of average daily net assets. For the year ended February 28, 2019, the Adviser voluntarily waived $687,078 under the Administration Agreement.

Municipal Bond Fund – For the advisory services it provides pursuant to the Advisory Agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.27% of the Fund’s average daily net assets. The Adviser has contractually agreed, however, to waive its advisory fee from 0.27% to 0.21% through June 30, 2019. Previously, the Adviser had contractually agreed to waive its advisory fee from 0.27% to 0.24% through June 30, 2018. The advisory fee waiver is not subject to recoupment. During the year ended February 28, 2019, the Adviser waived $659,980 of its advisory fee for the Municipal Bond Fund.

Under the Administration Agreement, the Municipal Bond Fund agreed to pay the Adviser at an annual rate of 0.10% of average daily net assets. The Adviser has agreed to voluntarily waive a portion of the administrative services fee under the Administration Agreement that is not subject to recoupment. From March 1, 2018 to June 30, 2018, the Adviser voluntarily waived expenses at a rate of 0.08% of average daily net assets such that the Fund was incurring a net administrative services fee at an annual rate of 0.02% of average daily net assets. Effective July 1, 2018, the Adviser voluntarily agreed to waive expenses at a rate of 0.07% of average daily net assets such that the Fund was incurring a net administrative services fee at an annual rate of 0.03% of average daily net assets. For the year ended February 28, 2019, the Adviser voluntarily waived $960,770 under the Administration Agreement.

Defensive Allocation Fund – For the advisory services it provides pursuant to the Advisory Agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.10% of the Defensive Allocation Fund’s average daily net assets.

Under the Administration Agreement, the Defensive Allocation Fund agreed to pay the Adviser at an annual rate of 0.10% of average daily net assets. The Adviser has agreed to voluntarily waive a portion of the administrative services fee under the Administration Agreement that is not subject to recoupment. During the year ended February 28, 2019, the Adviser voluntarily waived expenses at a rate of 0.09% of average daily net assets such that the Fund was incurring a net administrative services fee at an annual rate of 0.01% of average daily net assets. For the year ended February 28, 2019, the Adviser voluntarily waived $1,088,094 under the Administration Agreement.

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ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (Continued)

(a)	Investment Advisory Fees (Continued)

Taxable Bond Fund – For the advisory services it provides pursuant to the Advisory Agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.25% of the Taxable Bond Fund’s average daily net assets. The Adviser has contractually agreed, however, to waive its advisory fee from 0.25% to 0.08% through June 30, 2019. The advisory fee waiver is not subject to recoupment. During the period from March 29, 2018 to February 28, 2019, the Adviser waived $197,095 of its advisory fee for the Taxable Bond Fund.

Under the Administration Agreement, the Taxable Bond Fund agreed to pay the Adviser at an annual rate of 0.10% of average daily net assets. The Adviser has agreed to voluntarily waive a portion of the administrative services fee under the Administration Agreement that is not subject to recoupment. Effective March 29, 2018, the Taxable Bond Fund’s inception, the Adviser voluntarily waived expenses at a rate of 0.07% of average daily net assets such that the Fund was incurring a net administrative services fee at an annual rate of 0.03% of average daily net assets. For the period from March 29, 2018 to February 28, 2019, the Adviser voluntarily waived $81,171 under the Administration Agreement.

Effective November 14, 2017, the Adviser, the Equity Allocation Fund and the Municipal Bond Fund had entered into an expense limitation and reimbursement agreement (“Expense Limitation Agreement”) under which the Adviser has contractually agreed to pay or absorb the ordinary operating expenses of each Fund (which excludes any acquired fund fees and expenses, interest expenses, taxes, brokerage commissions, dividend costs relating to short sales and extraordinary expenses of each Fund) to the extent necessary to limit the annualized operating expenses for the Equity Allocation Fund’s Advisor Shares to 0.65% and the Municipal Bond Fund to 0.65% of each Fund’s average daily net asset value (the “Expense Limitation”). The Expense Limitation Agreement was terminated effective at the close of business on June 30, 2018.

(b) Sub-Advisory Fees

Aperio Group, LLC and Acadian Asset Management LLC serve as the sub-advisers of the Equity Allocation Fund. During the period March 1, 2018 to June 29, 2018, Wells Capital Management Inc. (“WellsCap”) also served as a sub-adviser for the Equity Allocation Fund. Nuveen Asset Management, LLC and WellsCap serve as the sub-advisers of the Municipal Bond Fund. The Adviser pays a portion of its advisory fee to the sub-advisers for sub-advisory services they provide to the Funds.

(c)	Custodian Fees

JPM serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits.

(d)	Fund Accounting Fees

JPM also serves as the Trust’s fund accounting agent.

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NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (Continued)

(e)	Administration Fees

UMB Fund Services, Inc. (“UMBFS”) serves as the Trust’s administrator and provides various administrative services necessary for the operations of the Trust including facilitating general Fund management; supervising the maintenance of each individual Fund’s general ledger, the preparation of the Funds’ financial statements, the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports.

(f)	Transfer Agent Fees

UMBFS also serves as a Trust’s Transfer Agent and dividend disbursing agent.

(g)	Trustees’ Fees

Certain Trustees and officers of the Trust are officers of the Adviser. Effective July 1, 2018, each Trustee receives an annual retainer of $50,000, as well as $2,000 for each telephonic meeting that he or she attends, plus reimbursement of related expenses. For the period April 1, 2018, through June 30, 2018, the annual retainer was $45,000. Prior to April 1, 2018, the annual retainer was $40,000. The Chair of the Audit Committee is paid an additional $7,500 per year.

4.	INVESTMENT TRANSACTIONS

For the year ended February 28, 2019, cost of purchases and proceeds from sales and dispositions of portfolio securities, other than short-term investments, were as follows:

	Other than U.S. Government Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
Equity Allocation Fund	$788,364,961	$760,572,445	$—	$—
Municipal Bond Fund	173,036,547	5,004,148	238,142,662	195,232,078
Defensive Allocation Fund	321,205,857	316,024,140	—	—
Taxable Bond Fund*	201,100,971	—	—	—

*	Commenced operations on March 29, 2018.

5.	FEDERAL TAX INFORMATION

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year, if so elected. As of February 28, 2019, the Equity Allocation Fund, Municipal Bond Fund, Defensive Allocation Fund and Taxable Bond Fund had $0, $0, $12,409,950 and $0, respectively, of post-October capital losses which will be deferred until March 1, 2019 for tax purposes.

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NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

5.	FEDERAL TAX INFORMATION (Continued)

At February 28, 2019, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

	Equity Allocation Fund	Municipal Bond Fund	Defensive Allocation Fund	Taxable Bond Fund
Cost of investments	$1,061,150,918	$1,405,051,503	$1,239,556,565	$205,859,950

Gross unrealized appreciation	$110,410,385	$22,676,017	$16,208,431	$898,440
Gross unrealized depreciation	(6,101,610)	(9,560,241)	(16,885,205)	(662,557)

Net unrealized appreciation/ (depreciation) on investments	$104,308,775	$13,115,776	$(676,774)	$235,883

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

U.S. GAAP requires that certain components of the net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended February 28, 2019, permanent differences in book and tax accounting have been reclassified to undistributed net investment income and accumulated net realized loss as follows.

	Increase (Decrease)
	Paid-in capital	Total Distributable Earnings
Equity Allocation Fund	$(29,498)	$29,498
Municipal Bond Fund	(1,160,764)	1,160,764
Defensive Allocation Fund	(262)	262
Taxable Bond Fund	(49,066)	49,066

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NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

5.	FEDERAL TAX INFORMATION (Continued)

As of February 28, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Equity Allocation Fund	Municipal Bond Fund	Defensive Allocation Fund	Taxable Bond Fund
Undistributed ordinary income	$1,991,113	$—	$4,649,510	$932,219
Undistributed tax-exempt income	—	12,709,337	—	—
Undistributed long-term capital gains	28,053,945	—	—	—
Tax Accumulated earnings	30,045,058	12,709,337	4,649,510	932,219
Accumulated capital and other losses	(69,012)	(6,565,371)	(12,409,950)	—
Unrealized appreciation/(depreciation) on investments	104,308,775	13,115,776	(676,774)	235,883
Unrealized depreciation on foreign currency	(9,495)	—	—	—
Total accumulated earnings/(deficit)	$134,275,326	$19,259,742	$(8,437,214)	$1,168,102

The tax character of the distributions paid by the Equity Allocation Fund during the years ended February 28, 2019 and 2018 is as follows:

	2019	2018
Distributions paid from:
Ordinary income	$21,560,225	$23,441,182
Net long-term capital gains	26,180,859	2,956,509
Total taxable distributions	47,741,084	26,397,691
Total distributions paid	$47,741,084	$26,397,691

The tax character of the distributions paid by the Municipal Bond Fund during the years ended February 28, 2019 and 2018 is as follows:

	2019	2018
Distributions paid from:
Net long-term capital gains	$—	$363,323
Total taxable distributions	—	363,323
Tax-exempt dividends	42,322,343	31,951,419
Total distributions paid	$42,322,343	$32,314,742

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NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

5.	FEDERAL TAX INFORMATION (Continued)

The tax character of the distributions paid by the Defensive Allocation Fund during the years ended February 28, 2019 and 2018 is as follows:

	2019	2018
Distributions paid from:
Ordinary income	$24,858,733	$18,479,936
Net long-term capital gains	17,821,721	2,660,439
Total taxable distributions	42,680,454	21,140,375
Total distributions paid	$42,680,454	$21,140,375

The tax character of the distributions paid by the Taxable Bond Fund during the period ended February 28, 2019 is as follows:

	2019	*
Distributions paid from:
Ordinary Income	$3,127,613
Total taxable distributions	3,127,613
Total distributions paid	$3,127,613

*	Commenced operations as of the close of business on March 29, 2018.

As of February 28, 2019, the following Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:

	Not Subject to Expiration (Post-Enactment)
	Short-Term	Long-Term
Municipal Bond Fund	$2,982,462	$3,582,909

6.	NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standard Update ("ASU") No. 2017-08, Premium Amortization on Purchased Callable Debt Securities, which is intended to enhance “the accounting for the amortization of premiums for purchased callable debt securities.” The amendments of the ASU No. 2017-08 are effective for annual periods beginning after December 15, 2018. Early adoption is permitted. Management is evaluating the impact of the ASU No. 2017-08 amendments on the financial statements of the Trust.

On August 28, 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of ASC Topic 820. ASU No. 2018-13’s amendments are effective for annual periods beginning after December 15, 2019. Early adoption is permitted. Management is evaluating the impact of ASU No. 2018-13’s amendments on the financial statements of the Trust.

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NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

7.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

For the year ended February 28, 2018, distributions to shareholders were classified as follows:

	Net Investment Income	Net Realized Gain
Equity Allocation Fund	$21,527,271	$4,870,420
Municipal Bond Fund	31,951,419	363,323
Defensive Allocation Fund	14,857,016	6,283,359

For the year ended February 28, 2018, undistributed net investment income included in net assets were as follows:

Equity Allocation Fund	$146,150
Municipal Bond Fund	3,813,060
Defensive Allocation Fund	2,112,865

8.	SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustment to our disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Aspiriant Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Aspiriant Risk-Managed Equity Allocation Fund, Aspiriant Risk-Managed Municipal Bond Fund, Aspiriant Defensive Allocation Fund, and Aspiriant Risk-Managed Taxable Bond Fund (collectively, the "Funds"), each portfolios of the series constituting Aspiriant Trust, including the schedules of investments, as of February 28, 2019, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2019, and the results of their operations, the changes in their net assets, and the financial highlights for the period indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Aspiriant Risk-Managed Equity Allocation Fund	For the year ended February 28, 2019	For each of the two years in the period ended February 28, 2019	For each of five years in the period ended February 28, 2019
Aspiriant Risk-Managed Municipal Bond Fund	For the year ended February 28, 2019	For each of the two years in the period ended February 28, 2019	For each of the three years in the period ended February 28, 2019 and the period from July 1, 2015 (commencement of operations) through February 29, 2016
Aspiriant Defensive Allocation Fund	For the year ended February 28, 2019	For each of the two years in the period ended February 28, 2019	For each of the three years in the period ended February 28, 2019 and the period from December 14, 2015 (commencement of operations) through February 29, 2016
Aspiriant Risk-Managed Taxable Bond Fund	For the period from March 29, 2018 (commencement of operations) through February 28, 2019	For the period from March 29, 2018 (commencement of operations) through February 28, 2019	For the period from March 29, 2018 (commencement of operations) through February 28, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Milwaukee, WI
April 29, 2019

We have served as the auditor of one or more Aspiriant investment companies since 2012.

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OTHER INFORMATION

February 28, 2019 (Unaudited)

APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH APERIO GROUP, LLC FOR ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

On October 3, 2018, Aperio Group, LLC (“Aperio”), a sub-adviser to the Aspiriant Risk-Managed Equity Allocation Fund (the “Fund”), concluded a transaction with Golden Gate Capital (“GGC”) pursuant to which GGC acquired a majority equity interest in Aperio. The transaction constituted a change of control of Aperio under the Investment Company Act of 1940 (the “1940 Act”) and resulted in the assignment and automatic termination of the investment sub-advisory agreement dated November 25, 2014, pursuant to which Aperio served as sub-adviser to the Fund (the “Prior Sub-Advisory Agreement”).

At a special meeting held on September 26, 2018 (the “Meeting”), the Board, including its members who are not “interested persons” of the Trust as defined by the 1940 Act (the “Independent Trustees”), approved a new investment sub-advisory agreement between the Adviser and Aperio (the “New Sub-Advisory Agreement”) pursuant to which Aperio continues to serve as sub-adviser to the Fund under the same terms as the Prior Sub-Advisory Agreement, including the rate of compensation.

At the Meeting, the Board considered the approval of the New Sub-Advisory Agreement, noting that it had considered and approved the annual renewal of the Prior Sub-Advisory Agreement at its April 2018 meeting. At that time, it had been provided information about, among other things, Aperio’s business, services, and compensation. On an ongoing basis, the Board considers information and analysis provided by the Adviser and Aperio regarding Aperio’s sub-advisory services to the Fund. At the Meeting, the Board also discussed information provided by Aperio, GGC, and the Adviser about the transaction. The Board considered all factors that it deemed to be relevant. In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual Trustees may have attributed different weights to various factors. Certain factors considered by the Board are addressed in more detail below.

Nature, Extent, and Quality of Services

In considering the nature, extent and quality of the services provided by Aperio, the Board considered its review at the April 2018 meeting of, among other things, Aperio’s personnel, experience, and compliance program. The Board considered the background and experience of Aperio’s senior management and the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Fund. The Board also considered information pertaining to Aperio’s organizational structure, investment operations, and other relevant information, including information relating to its financial condition to determine whether adequate resources were available to continue to provide a high level of service to the Fund. The Board noted that the transaction with GGC is expected to provide additional financial support to Aperio and that Aperio’s operations and services are not expected to be affected by the transaction. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent and quality of the services provided to the Fund by Aperio.

Performance

The Board considered that at its April 2018 meeting it had reviewed information regarding the performance of the Fund for various periods, as well as peer group and benchmark comparative performance. The Board had also reviewed information regarding the portion of the Fund managed by Aperio. The Board concluded that, within the context of its full deliberations, it was satisfied with the performance of the Fund generally and the portion of the Fund managed by Aperio.

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OTHER INFORMATION (Continued)

February 28, 2019 (Unaudited)

Cost of Services and Profitability

In considering whether the sub-advisory fee payable with respect to the Fund was reasonable, the Board reviewed at its April 2018 meeting the sub-advisory fee paid by the Adviser to Aperio, the costs and other expenses incurred by Aperio in providing sub-advisory services to the Fund, and Aperio’s profitability analysis with respect to the Fund. The Board also reviewed the fee charged by Aperio to comparable accounts. Recognizing the difficulty in evaluating an investment adviser’s profitability with respect to the funds it manages in the context of an adviser with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board determined that the level of profitability was within the range the Board considered reasonable. The Board noted that the proposed fee under the New Sub-Advisory Agreement is the same as the fee under the Prior Sub-Advisory Agreement. The Board concluded that the fee is fair and reasonable in light of the services that the Fund receives.

Economies of Scale

At its April 2018 meeting, the Board considered the potential for economies of scale, noting that Aperio’s fee schedule includes breakpoints and that the Adviser had been decreasing its fee over time, and currently is contractually waiving a portion of its fee, with respect to the Fund, thereby reducing the amount that it retains after paying Aperio and the Fund’s other sub-advisers. The Board concluded that the Fund’s shareholders were benefitting from any economies of scale with respect to the Fund.

Ancillary Benefits

At its April 2018 meeting, the Board noted the benefits received by Aperio as a result of its relationship with the Fund (other than the sub-advisory fee), including the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, concluded that the terms of the New Sub-Advisory Agreement, including the fee, are fair and reasonable in light of the services that Aperio provides to the Fund and approved the New Sub-Advisory Agreement.

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OTHER INFORMATION (Continued)

February 28, 2019 (Unaudited)

QUALIFIED DIVIDEND INCOME

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Equity Allocation Fund, Municipal Bond Fund, Defensive Allocation Fund, and Taxable Bond Fund designate income dividends of 84.33%, 0%, 40.76% and 0%, respectively, as qualified dividend income paid during the year ended February 28, 2019.

CORPORATE DIVIDENDS RECEIVED DEDUCTION

As of February 28, 2019, dividends paid by the Equity Allocation Fund, Municipal Bond Fund, Defensive Allocation Fund, and Taxable Bond Fund which are not designated as capital gain distributions, should be multiplied by 45.23%, 0%, 2.21% and 0%, respectively, to arrive at the amount eligible for the corporate dividend received deduction.

LONG-TERM CAPITAL GAINS DESIGNATION

Pursuant to IRC 852 (b)(3) of the Internal Revenue Code, the Equity Allocation Fund and Defensive Allocation Fund hereby designates $26,180,859 and $18,914,960, respectively, as long-term capital gains distributed during the year ended February 28, 2019.

TAX-EXEMPT INCOME DESIGNATION

For Federal income tax purposes, the Municipal Bond Fund designates tax-exempt dividends of $42,309,050, or the amount determined to be necessary, for the period ended February 28, 2019.

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 1-877-997-9971 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds’ website at www.aspiriantfunds.com.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, upon request, by calling 1-877-997-9971 or by accessing the website of the U.S. Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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ASPIRIANT TRUST

EXPENSE EXAMPLES

February 28, 2019 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses of each Fund. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of each Fund or an asset-based management fee. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2018 to February 28, 2019.

ACTUAL EXPENSES

The first line of the following table under each Fund’s name titled “Actual” provides information about actual account value and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table under each Fund’s name titled “Hypothetical” provides information about hypothetical account value and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in each Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

Equity Allocation Fund	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Annualized Expense Ratio(1)	Expense Paid During the Period from September 1, 2018 to February 28, 2019(1)
Actual	$ 1,000.00	$ 993.80	0.31%	$ 1.54
Hypothetical	$ 1,000.00	$ 1,023.45	0.31%	$ 1.57

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ASPIRIANT TRUST

EXPENSE EXAMPLES (Continued)

February 28, 2019 (Unaudited)

Municipal Bond Fund	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Annualized Expense Ratio(1)	Expense Paid During the Period from September 1, 2018 to February 28, 2019(1)
Actual	$ 1,000.00	$ 1,018.60	0.33%	$ 1.65
Hypothetical	$ 1,000.00	$ 1,023.37	0.33%	$ 1.65

Defensive Allocation Fund	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Annualized Expense Ratio(1)	Expense Paid During the Period from September 1, 2018 to February 28, 2019(1)
Actual	$ 1,000.00	$ 1,001.10	0.19%	$ 0.93
Hypothetical	$ 1,000.00	$ 1,024.07	0.19%	$ 0.94

Taxable Bond Fund	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Annualized Expense Ratio(1)	Expense Paid During the Period from September 1, 2018 to February 28, 2019(1)
Actual	$ 1,000.00	$ 1,021.30	0.30%	$ 1.49
Hypothetical	$ 1,000.00	$ 1,023.52	0.30%	$ 1.49

(1)

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

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ASPIRIANT TRUST

TRUSTEES AND OFFICERS

February 28, 2019 (Unaudited)

Set forth below are the names, ages, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer of the Trust. The business address of each Trustee and officer is 11100 Santa Monica Blvd, Suite 600, Los Angeles, CA 90025.

Independent Trustees
Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Michael D. LeRoy Age 71	Trustee	Indefinite; since 2012	Principal, Crown Capital Advisors LLC (2000-present)	4	Member Board of Directors and Chairman of the Board, The Rockport Company, LLC (2017-present)
Robert D. Taylor Age 57	Trustee	Indefinite; since 2012	Partner, Centinela Capital Partners, LLC (2006-present)	4	None

Interested Trustee
Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Robert M. Wagman* Age 67	Trustee/Chairman	Indefinite; since 2013	Retired (2015-present); Managing Director of Investment Management Services, Aspiriant, LLC (2013-2015)	4	None

*	Mr. Wagman is considered an interested person because he has had a material business or professional relationship with the Adviser within the past two years.

The Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling toll-free 1-877-997-9971.

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ASPIRIANT TRUST

TRUSTEES AND OFFICERS (Continued)

February 28, 2019 (Unaudited)

Officers
Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Robert J. Francais Age 53	President	Indefinite; since 2013	Chief Executive Officer, Aspiriant, LLC (2010-present), Chief Operating Officer, Aspiriant, LLC (2008-2009)
John D. Allen Age 47	Vice President	Indefinite; since 2014	Chief Investment Officer, Aspiriant, LLC (2014-present); Client Relationship Manager, Grantham, Mayo, Van Otterloo (2009-2014)
Michael H. Kossman Age 54	Vice President	Indefinite; since 2012	Chief Operating Officer (2012 -present), Chief Compliance Officer (2008-present), Chief Financial Officer (2008-2012), Aspiriant, LLC
Douglas S. Hendrickson Age 49	Treasurer	Indefinite; since 2016

Chief Financial Officer, Aspiriant, LLC (2016 - present); Acting Chief Financial Officer, Cetera Financial Group (2016-2016); Group Chief Financial Officer, Investor Services Division, Charles Schwab (2013-2015); Head of Corporate Planning, Profitability Analysis and Management Reporting, Charles Schwab (2011-2013)

Benjamin D. Schmidt Age 42	Assistant Treasurer; Secretary, Chief Compliance Officer; Anti-Money Laundering Officer	Indefinite; since 2015	Director, Aspiriant, LLC (2015-present); AVP Fund Administration, UMB Fund Services, Inc. (2000-2015)

86

ASPIRIANT TRUST

PRIVACY POLICY

FACTS	WHAT DOES ASPIRIANT FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service you have with us. This information can include:

● Social Security number

● Account balances

● Account transactions

● Transaction history

● Wire transfer instructions

● Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aspiriant Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does Aspiriant Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For marketing purposes – to offer our products and services to you.	No	Do Not Share
For joint marketing with other financial companies.	No	Do Not Share
For our affiliates’ everyday business purposes – information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes – Information about your creditworthiness.	No	Do Not Share
For our affiliates to market to you.	No	Do Not Share
For nonaffiliates to market to you.	No	Do Not Share

Questions?	Call 1.877.997.9971

87

ASPIRIANT TRUST

PRIVACY POLICY (Continued)

Who we are
Who is providing this notice?	Aspiriant Funds

What we do
How does Aspiriant Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

With respect to online privacy, we employ certain internet and email specific practices to maintain the security of your online sessions, including but not limited to firewall barriers, encryption and authentication procedures.

How does Aspiriant Funds collect my personal information?

We collect you personal information, for example, when you:

● Open an account

● Provide account information

● Give us your contact information

● Make a wire transfer

● Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account unless you tell us otherwise.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Aspiriant Funds has no affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Aspiriant Funds does not share with nonaffiliates so they can market to you.

● Nonaffiliates we share with can include: attorneys, accountants, custodians, brokers, service providers, banks and other financial advisors and institutions.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Aspiriant Funds does not jointly market.

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ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

Advisor Shares (Ticker RMEAX)

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

(Ticker RMMBX)

ASPIRIANT DEFENSIVE ALLOCATION FUND

(Ticker RMDFX)

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND
(Ticker RMTBX)

Each, a series of Aspiriant Trust

INVESTMENT ADVISER

Aspiriant, LLC
11100 Santa Monica Blvd., Suite 600
Los Angeles, CA 90025

SUB-ADVISERS

Acadian Asset Management LLC
260 Franklin Street
Boston, MA 02110

Aperio Group, LLC
Three Harbor Drive, Suite 315
Sausalito, CA 94965

Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606

Wells Capital Management, Inc.
525 Market Street, 10th Floor
San Francisco, CA 94105

AUDITORS

Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

CUSTODIAN

JPMorgan Chase Bank, N.A.
Seaport Center, 70 Fargo Street
Boston, MA 02210-1950

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, WI 53212

TRANSFER AGENT

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

Item 2. Code of Ethics

The Registrant has adopted a code of ethics (the “Code”), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. A copy of the Code is attached as an exhibit. There were no amendments to the Code or waivers from the provisions of the Code.

Item 3. Audit Committee Financial Expert

The Registrant’s board has determined that Mr. Michael D. LeRoy possess the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated Mr. LeRoy as “audit committee financial expert.” Mr. LeRoy is independent under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

The aggregate fees billed for professional services by the principal accountant during the Registrant’s last two fiscal years are as follows:

(a) Audit Fees for Registrant.

Fiscal year ended February 28, 2018	$120,000
Fiscal year ended February 28, 2019	$143,000

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended February 28, 2018	None
Fiscal year ended February 28, 2019	None

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended February 28, 2018	$23,500
Fiscal year ended February 28, 2019	$31,250

(d) All Other Fees.

Fiscal year ended February 28, 2018	None
Fiscal year ended February 28, 2019	None

The aggregate fees billed for the past two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal year ended February 28, 2018	None
Fiscal year ended February 28, 2019	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

(b) Not applicable.

(c) 100%

(d) Not applicable.

(f) None.

(g) Non-Audit Fees Billed for Registrant

None.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes to report.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits

(a)	(1)	Code of Ethics as required by Item 2. Filed herewith.

(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)	There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Aspiriant Trust

By	/s/ Robert J. Francais
Title	Robert J. Francais, President and Principal Executive Officer

Date	5/3/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert J. Francais
Title	Robert J. Francais, President and Principal Executive Officer

Date	5/3/2019

By	/s/ Douglas S. Hendrickson
Title	Douglas S. Hendrickson, Treasurer and Principal Financial Officer

Date	5/3/2019